UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

DUKE ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Welcome to the Duke Energy
Annual Meeting
of Shareholders
March 22, 2024
Dear Fellow Shareholders:
I am pleased to invite you to Duke Energy’s Annual Meeting to be held on Thursday, May 9, 2024, at 1:00 p.m. Eastern time. We look forward to updating you at the Annual Meeting on our strategy and areas of focus and progress in 2023, as well as plans for the future of Duke Energy.
2023 was transformative as we created certainty, simplified our business mix, and positioned our Company for future growth while navigating a challenging macroeconomic environment.
Our employees remained focused on execution of our path to net-zero strategy, achieving significant regulatory and policy milestones. These outcomes enable us to earn timely recovery on our investments, remove barriers to new infrastructure build, and lower the cost of the energy transition for our customers.
We also continued to transform and ready our system as we prepare to enter the next phase of our strategy – an era of record grid investments and generation build in order to meet the rapid economic growth in our service territories and demand for clean energy – all while enhancing our ability to reliably and affordably serve our customers today. In 2023, our flagship grid improvement program prevented customers from having more than 1.4 million hours of lost outage time during major events, and in October 2023, we announced plans to build and operate the nation’s first system capable of producing, storing, and combusting 100% green hydrogen, which we anticipate will be completed in 2024 and will provide access to on-demand, dispatchable, and increasingly clean energy.
We also continue to find new ways to deliver value. Due to the strength of our regulated business and a disciplined approach to cost management, we delivered adjusted earnings in our 2023 earnings guidance range and continued our dividend commitment for the 97th consecutive year, despite rising interest rates and near-record mild weather across all of our service territories.
Our path forward for our Company has a clear destination: achieve net-zero carbon emissions from electricity generation by 2050 while preserving customer reliability and affordability. Foundational to our strategy execution efforts are safety, operational excellence, and a diverse and inclusive workforce.
This proxy statement contains information about our Board’s oversight of Duke Energy’s strategy, performance, and risks, as well as our sustainable business practices and commitment to our employees, whose focus on our core values of safety, integrity, and service contribute to our high customer satisfaction ratings and continued operational excellence. It also describes the outreach we had in 2023 with you – our fellow shareholders – and how that feedback has influenced the work that we are doing at Duke Energy.
Annual Meeting Details
This year’s Annual Meeting will once again be held exclusively via live webcast. The online format has successfully expanded our ability to connect with shareholders from all over the world while still providing you the same opportunities to vote and ask questions that you would have had at an in-person meeting, including by submitting questions in writing in advance of the Annual Meeting on our pre-meeting forum at www.proxyvote.com. An audio broadcast of the Annual Meeting will also be available by phone toll-free at 877.328.2502. Details regarding how to participate in the Annual Meeting via live webcast, as well as the items to be voted on, are described in the accompanying Notice of Annual Meeting of Shareholders, “Rules of Conduct for the Annual Meeting” on page 1 of the Proxy Summary, and in the “Frequently Asked Questions and Answers About the Annual Meeting” on page 85 of this proxy statement.
Please review this proxy statement prior to voting as it contains important information relating to the business of the Annual Meeting. Page 86 of this proxy statement contains instructions on how you can vote your shares online, by phone, or by mail. We encourage you to vote and share your feedback with us and hope you can participate in the Annual Meeting.
Thank you for your continued investment in Duke Energy.
Sincerely,
Lynn J. Good
Chair, President and CEO

Letter from the Board of Directors

Theodore F. Craver, Jr.
Independent Lead Director
Dear Fellow Shareholders:
It is our great honor to serve as independent members of the Board with our Chair, President and CEO, Lynn Good, who has skillfully positioned Duke Energy as a leader while the utility industry navigates rapid changes. We have worked to create a board of experienced, diverse, and engaged directors who are deeply committed to sound policies and practices to ensure that Duke Energy operates responsibly and efficiently and performs effectively. In this way, we create long-term, sustainable value for shareholders. The varied perspectives of this Board allow us to actively oversee the most important issues facing Duke Energy.
Although 2023 presented unique macroeconomic challenges, the Board continued to guide our Company by engaging senior leadership during meetings and executive sessions in robust discussions about strategy, long-term risks and growth opportunities, business priorities, and performance. This engagement ensures the Board and management are aligned as the Company executes on its business strategy to maximize long-term value to shareholders.
In addition, board refreshment, diversity, and succession planning remain a key focus for our Board. The Board annually reviews its composition, skills, and needs in the context of Duke Energy’s overall strategy. As part of the Board’s overall refreshment strategy, the Corporate Governance Committee annually conducts a thorough review of the current composition of the Board and recommends a slate of directors for Board approval to be included in our Proxy Statement and presented at the Annual Meeting. As part of its annual assessment process, the Board engages a third-party advisor who collects director feedback on an anonymous basis, thereby promoting transparency, and provides analysis of all results, which is then provided to the Board and committees and discussed in executive session. Augmenting the third-party annual assessment process, the Independent Lead Director meets separately with each of our directors to discuss performance and to identify potential improvements to Board and director effectiveness. We have undertaken significant Board refreshment efforts in recent years with half of our directors having joined the Board in the last five years.
We also continued our annual shareholder engagement program during the spring and fall, having conversations during the year with shareholders holding approximately 40% of our outstanding shares of common stock, as well as other stakeholder groups. We held numerous conversations with shareholders and stakeholders outside of our shareholder engagement program, and the feedback we have gathered from these engagements has helped the Board shape our policies, practices, and disclosures.
Thank you for your continued support of our Company. We look forward to continuing our dialogue with shareholders at the 2024 Annual Meeting and throughout the year.
Sincerely,
Derrick Burks Annette K. Clayton Theodore F. Craver, Jr. Robert M. Davis Caroline Dorsa	W. Roy Dunbar Nicholas C. Fanandakis John T. Herron Idalene F. Kesner	E. Marie McKee Michael J. Pacilio Thomas E. Skains William E. Webster, Jr.

Notice of 2024 Annual Meeting of Shareholders
Items of Business		Board’s Voting Recommendation
1	Election of Directors
2	Ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2024
3	Advisory vote to approve Duke Energy’s named executive officer compensation
4	Amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority requirements
5	Shareholder proposal regarding executives to retain significant stock
6	Shareholder proposal regarding financial statement assumptions and climate change
7	Any other business that may properly come before the meeting (or any adjournment or postponement of the meeting)
Vote Now
By Internet	By Mailing Your Proxy Card
Visit 24/7 www.proxyvote.com	Vote, sign your proxy card, and mail free of postage
By Phone	Participate in the Annual Meeting
Call toll-free 24/7 at 800.690.6903 or by calling the number provided by your broker, bank, or other nominee if your shares are not registered in your name
Attend the annual meeting at
www.virtualshareholdermeeting.
com/DUK2024
and vote during the Annual
Meeting.
You will need the 16-digit control
number, which can be found on
your Notice, on your proxy card,
and on the instructions that
accompany your proxy materials

Meeting Date: May 9, 2024
Record Date: March 11, 2024
Only holders of record of Duke Energy common stock as of the close of business on the record date are entitled to participate in, vote, and ask questions at the Annual Meeting.
Webcast: www.virtualshareholdermeeting.com/DUK2024
To participate in the Annual Meeting via live webcast at www.virtualshareholdermeeting.com/DUK2024, you will need the 16-digit control number, which can be found on your Notice, on your proxy card, and on the instructions that accompany your proxy materials. Those who are not shareholders as of the record date may view the Annual Meeting as guests.
The Annual Meeting will begin promptly at 1:00 p.m. Eastern time. Online check-in will begin at 12:30 p.m. Eastern time.
Audio Broadcast:
Shareholders and guests may also listen to an audio broadcast of the Annual Meeting by phone toll-free at 877.328.2502

Pre-Meeting Information:
On our pre-meeting forum at www.proxyvote.com, shareholders of record can submit questions in writing in advance of the Annual Meeting, access copies of proxy materials, and vote. Because we will be providing our proxy materials to our shareholders electronically, most of our shareholders will receive only the Notice containing instructions on how to access the proxy materials electronically and vote online, by phone, or by mail. If you would like to request paper copies of the proxy materials, you may follow the instructions in your Notice.
Dated: March 22, 2024	By order of the Board of Directors,

Kodwo Ghartey-Tagoe Executive Vice President, Chief Legal Officer and Corporate Secretary

DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

RULES OF CONDUCT FOR THE ANNUAL MEETING

Duke Energy strives to provide our shareholders at the online-only Annual Meeting the same rights that they would have had at an in-person meeting and an enhanced opportunity for participation and discourse.
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Shareholders who have submitted a proposal for the Annual Meeting are given the choice of recording the presentation of their proposal in advance or presenting their proposal live via a third-party operated telephone line.

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A representative of Broadridge Financial Solutions has been appointed as the independent inspector of elections.

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Shareholders as of the record date who would like to submit questions in writing in advance of the Annual Meeting may do so by visiting our pre-meeting forum at www.proxyvote.com using their 16-digit control number.

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Shareholders participating in the Annual Meeting live via webcast may also submit questions in writing during the Annual Meeting. Shareholders are encouraged to provide their name and contact information in case the Company needs to contact them after the Annual Meeting.

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Individuals who are not shareholders as of the record date who are interested in viewing or listening to the Annual Meeting will be allowed to check-in to www.virtualshareholdermeeting.com/DUK2024 to view the Annual Meeting as a guest, or listen to the Annual Meeting toll-free at 877.328.2502.

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Questions submitted by shareholders will be read during the Annual Meeting unedited. Of course, questions that are of an inappropriate personal nature or that use offensive language will not be read at the Annual Meeting or posted on our website after the Annual Meeting. Questions regarding technical issues related to the Annual Meeting will be referred to technical support personnel to respond separately. Similarly, questions regarding the availability or location of proxy materials will be responded to separately.

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We will post answers to all questions received in advance of or during the Annual Meeting, including those questions that we do not answer during the Annual Meeting, on our website at investors.duke-energy.com/events-and-presentations/default.aspx under “05/09/2024 – Annual Meeting of Shareholders.” All unedited questions and the answers to those questions, as well as a video replay of the Annual Meeting, will be available on our website until the release of the proxy statement for the 2025 Annual Meeting.

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Questions on topics that have been previously asked and answered during the Annual Meeting will be answered after the Annual Meeting and posted on our website at investors.duke-energy.com/events-and-presentations/default.aspx under “05/09/2024 – Annual Meeting of Shareholders” along with all other submitted questions.

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The Question and Answer portion of the Annual Meeting will end upon the earlier of 2:00 p.m Eastern time, or after all question topics that are not of an inappropriate nature have been answered.

GLOSSARY OF TERMS
To enhance the readability of this year’s proxy statement, we included a Glossary of Terms beginning on page 91, which includes all defined terms in this proxy statement.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 1

PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider. You should read the entire proxy statement carefully before voting. Page references and website addresses are supplied to help you find additional information in this proxy statement and elsewhere. Information provided on websites linked to this proxy statement is not incorporated by reference into this proxy statement.
Who We Are

Duke Energy, a Fortune 150 company headquartered in Charlotte, North Carolina, is one of the largest energy holding companies in the United States. We provide electricity to approximately 8.3 million retail electric customers in six states and natural gas distribution services to 1.7 million customers in five states. We own approximately 54,763 MW of electric generating capacity within our regulated business in North Carolina, South Carolina, Indiana, Ohio, Kentucky, and Florida. Duke Energy is executing an ambitious clean energy strategy to create a smarter energy future for its customers and communities while maintaining system reliability and affordability consistent with customer expectations. Duke Energy was recently named one of the ‘World’s Most Admired Companies’ by Fortune Magazine for the seventh year in a row. More information about Duke Energy is available on our website at www.duke-energy.com.

Voting Information

	Board’s Voting Recommendation	Broker Non-Votes*	Abstentions	Votes Required for Approval
Proposal 1: Election of Directors (page 14)	FOR ALL	Do not count	Do not count	Majority of votes cast, with a resignation policy
Proposal 2: Ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2024 (page 42)	FOR	Brokers have discretion to vote	Vote against	Majority of shares represented
Proposal 3: Advisory vote to approve Duke Energy’s named executive officer compensation (page 44)	FOR	Do not count	Vote against	Majority of shares represented
Proposal 4: Amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority requirements (page 80)	FOR	Do not count	Vote against	80% of shares outstanding
Proposal 5: Shareholder proposal regarding executives to retain significant stock (page 81)	AGAINST	Do not count	Vote against	Majority of shares represented
Proposal 6 Shareholder proposal regarding financial statement assumptions and climate change (page 83)	AGAINST	Do not count	Vote against	Majority of shares represented

*
NYSE rules state that if your shares are held through a broker, bank, or other nominee, they cannot vote on nondiscretionary matters without your instruction.

2 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
Our Core Values and Leadership Imperatives

Duke Energy’s purpose is to power the lives of our customers and the vitality of our communities. Alongside our purpose is our core set of values and leadership imperatives that, combined, act as our guide. Our core values are focused on safety, integrity, and service. Our leadership imperatives define our behavioral expectations and challenge us to become better. Together, our values and leadership imperatives influence how we make decisions and interact with each other, as well as with our customers and communities. Below are our leadership imperatives:
Our Strategy and Goals

At Duke Energy, our business strategy centers on delivering reliable, affordable, and increasingly clean energy to our customers and communities where we operate, safely transforming and readying our system by investing in innovative technologies, modernizing our gas and electric infrastructure, and expanding and integrating efficiency and demand management programs. As we transition our business to cleaner sources of energy, we are focused on delivering sustainable value for our customers and shareholders by leveraging business transformation initiatives to exceed customer expectations, optimizing investments to drive attractive shareholder returns, and by providing new product offerings and solutions that deliver growth and customer value. To achieve these major milestones, we are shaping the landscape by partnering with stakeholders, championing public policy that advances innovation, and advancing regulatory models that support carbon and methane emission reductions.

Direct Control
SCOPE 1
Fuel Combustion
LDC Pipeline
Other Emissions[1]
Scope 1 Progress Contributes to Some Scope 3 Reductions
SCOPE 2
Purchased Power for Own Use
Indirect Control
SCOPE 3
Business Travel
Power Purchased for Resale
Downstream Gas (Customer Use)
Upstream Gas
Upstream Fuels for Generation
Waste Disposal
Supply Chain Activities
Outsourced Activities

[1] Other Scope 1 emissions make up less than 5% Of Duke Energy's Scope 1 emissions and include: fleet (forklifts, cars, and trucks), ancilary equipment, refrigerants, and natural gas use at Duke Energy buildings

Currently, our Company has committed 95% of its measurable Scope 1, 2, and 3 emissions to a net-zero goal by 2050. Our specific goals are laid out on the following page and are in line with the goals of the Paris Agreement, and our projected carbon intensity reduction for electricity generation is generally aligned with the 2°C scenario carbon intensity for electricity generation presented by the Transition Pathway Initiative. While we decarbonize our system, we remain focused on customer reliability and affordability, as well as delivering a resilient and secure energy system. Our balanced pace of change and our aspirations reflects the feedback we receive from our stakeholders.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 3

PROXY SUMMARY
Our Greenhouse Gas Emission Reduction Goals
2030	Electric Utilities	• At least 50% reduction in CO2 emissions from 2005 levels from electricity generation (Scope 1 emissions)(1)
	Natural Gas Local Distribution Business	• Reduction in methane emissions to net-zero (Scope 1 emissions)
2035	Electrical Utilities and Natural Gas Local Distribution Business
•
At least 50% reduction in CO2 emissions from 2021 levels from upstream purchased power and fossil fuel purchases (Scope 2 and 3 emissions)(2)(3), as well as downstream customer use of natural gas (Scope 3 emissions)

2040	Electric Utilities	• At least 80% reduction in CO2 emissions from 2005 levels from electricity generation (Scope 1 emissions)
2050	Electric Utilities
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Net-zero CO2 emissions from electricity generation (Scope 1 emissions)

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Net-zero CO2 emissions from electricity purchased for Company use (Scope 2 emissions)

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Net-zero greenhouse gas emissions from the power we purchase for resale and from the procurement of fossil fuels used for generation (Scope 3 emissions)

	Natural Gas Local Distribution Business	• Net-zero emissions from upstream methane and carbon emissions related to purchased natural gas and downstream carbon emissions from customer consumption (Scope 3 emissions)

(1)
Scope 1 emissions are direct emissions from company-owned and controlled resources. Duke Energy’s Scope 1 emission reduction goal includes only Scope 1 CO2 emissions from electricity generation and methane emissions from our natural gas local distribution business.

(2)
Scope 2 emissions are indirect emissions from the generation of energy purchased from a utility provider for the company’s own use.

(3)
Scope 3 emissions are all other indirect emissions not included in Scope 2 that are linked to a company’s operations, including upstream and downstream emissions.

(1)
Since 2010.

(2)
Includes utility-owned solar, purchased power agreements for renewable energy, net metering, conventional hydro, and biomass.

(3)
From 2005 levels.

(4)
Subject to regulatory approvals. Contemplates retiring Edwardsport coal gasifiers by 2035 or adding carbon capture utilization and storage to reduce carbon emissions.

(5)
From 2021 levels; includes Scope 2 and certain Scope 3 emissions. Scope 3 emissions include: upstream fossil fuel procurement, production of power purchased for resale, and downstream use of sold products in our natural gas LDCs.

(6)
Net-zero emissions by 2050 includes Scope 1 emissions from electricity generation, Scope 2 emissions, and certain Scope 3 emissions (see footnote 5).

4 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
Our Workforce

The energy industry is in the midst of a massive transformation, and Duke Energy needs an innovative, talented team of professionals who represent the diversity of the customers we serve as a foundation for success. An empowered, diverse workforce and inclusive workplace makes us a stronger Company and provides a competitive advantage for connecting with the ever-changing needs of our customers and communities.
27,037 Employees	18.7% Union	23.6% Women	20.5% People of Color
Creating a great place to work
We are intentional about our actions to support our employees and attract diverse talent. We work hard to help ensure that all employees feel they have an equitable and inclusive experience by leveraging our employee resource groups, as well as diversity and inclusion councils.
Support for Employee Well-Being
We support our employees physically, emotionally, and financially through our wellness and mental health programs and provide education, coaching, and incentives focused on improving our employees’ well-being.

Diversity & Inclusion Learning Programs
We offer multiple voluntary training options for leaders and individual contributors to sharpen their knowledge and understanding of inclusive practices and equity and diversity engagement, and to build skills and capabilities for sustaining a more inclusive workplace.

Fair and Equitable Compensation
We are committed to providing market competitive, fair, and equitable compensation by regularly reviewing employee pay. We conduct internal pay equity reviews and benchmarking against peer companies to ensure our pay is competitive.

Attracting Diverse Talent
We continuously evaluate our practices across the hiring life cycle to attract a talented and diverse workforce to deliver on our commitment to customers. This includes building relationships with four-year colleges and universities, including historically Black colleges and universities, as well as more than 20 community colleges to develop training programs for skilled lineworkers. These programs, as well as partnerships with diverse community and professional organizations, strengthen our pipeline of high-quality, skilled, and diverse talent to build the infrastructure for our net-zero carbon future.

Courageous Conversations
“Let’s Talk About It” is a series of employee events our Company held around thought-provoking topics to help build understanding and awareness and support an inclusive workplace. In 2023, we had 61 sessions with more than 8,800 employees participating.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 5

PROXY SUMMARY
Shareholder Engagement Highlights (pages 29 and 45)

As part of our commitment to corporate governance, we have a track record of engaging with shareholders and other stakeholders year-round to discuss and respond to their feedback. In 2023, we reached out to and held meetings with holders of approximately 40% of our outstanding shares of common stock, some of which included participation by our Independent Lead Director, Ted Craver.

The agenda for these conversations spanned a variety of topics:

Environmental
Our clean energy transition strategy and goals, including capital plan alignment, anticipated energy generation mix through 2050, and exploration of new technologies; clean energy goal target setting methodology and regulatory, and jurisdictional considerations, including customer affordability and reliability, as we pursue our net-zero goal for electricity generation by 2050 and net-zero goal for methane emissions by 2030.

Social
Our human capital management strategy; refreshed Human Rights Policy Statement; Just Transition Approach; and inclusive practices and equity and diversity engagement initiatives at the Board level and at our Company, as well as customer affordability as we pursue our clean energy transition strategy.

Governance
Board composition, refreshment, onboarding and education, review process and risk oversight role; shareholder proposals received; alignment of executive compensation performance with our clean energy-related goals and metrics; enhanced disclosure regarding independent lead director criteria; and our commitment to equal treatment of director nominees regardless of the source.

Duke Energy actions and disclosures in response to shareholder feedback
Our Company values shareholder engagement. Examples of how our Company has incorporated shareholder feedback received in 2023 include adding disclosure regarding our Company’s Board education topics covered during 2023 and feedback received during the 2023 Board self-assessment process on page 26 of this proxy statement and updating our Principles for Corporate Governance in December 2023 to reflect our Company’s commitment to equal treatment of director nominees regardless of the source, including when evaluating a candidate recommended by a shareholder or submitted for inclusion on a universal proxy card. Our Company has also prepared numerous disclosures, which are located on our website at www.duke-energy.com, that are provided, in part, in response to shareholder and other stakeholder feedback on areas of interest, including:

•
Investor materials, including quarterly earnings presentations

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Annual Impact Report

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2017, 2020, and 2022 Climate Reports, which are aligned with the recommendations of the TCFD

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Semi-annual Corporate Political Expenditures Report

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CDP Climate Change 2023 Report

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CDP Water Security 2023 Questionnaire

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2022 Duke Energy Supplier Diversity Impact Report

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Just Transition Approach

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Annual Trade Associations Climate Review (included within the 2022 Impact Report)

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SASB disclosures (included within the 2022 Impact Report)

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EEI/AGA template disclosure

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GRI disclosures (included within the 2022 Impact Report)

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Human Rights Policy Statement

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Corporate Commitment to Biodiversity

6 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
Powering the Vitality of Our Communities

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 7

PROXY SUMMARY
Corporate Governance Highlights (page 35)

Independence
•
Independent Lead Director with clearly defined roles and responsibilities

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Independent Board committees

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Independent directors meet in independent session at each regularly scheduled Board meeting

Shareholder Rights
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Ability for shareholders to nominate directors through proxy access

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Robust year-round shareholder engagement program, including director involvement

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Ability for shareholders to take action by less than unanimous written consent

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Ability for shareholders to call a special shareholder meeting

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Board responsive to shareholder proposals

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Each share of common stock is equal to one vote

Good Governance Practices
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Majority voting standards for directors with mandatory resignation policy and plurality carve out for contested elections

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Annual Board, committee, and director assessments

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Clearly defined environmental and social initiatives and goals

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Annual election of all directors

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Annual shareholder advisory vote on executive compensation

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Policy to prohibit all hedging and pledging of corporate securities

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Policy to clawback certain compensation

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Regular Board refreshment and robust director education program, which in 2023 covered a variety of topics, including an overview of regional transmission organizations, evolution of regulatory models, the utility mergers and acquisitions proposition, hydrogen, Board oversight responsibilities, workforce strategy, and cybersecurity best practices

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Stock ownership and retention requirements

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Director overboarding policy, reviewed annually and with which all directors are in compliance, which provides that the maximum number of other public company boards our directors can serve on is four, without prior Board approval, and that neither the CEO nor Executive Chairman, if any, may serve on any other company boards, other than nonprofit organizations, without Board approval

8 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
Executive Compensation Highlights (page 45)

Our executive compensation program is designed to:
1	Link Pay to Performance
2	Attract and Retain talented executive officers and key employees
3	Emphasize Performance-Based Compensation to motivate executives and key employees

4	Reward Individual Performance
5	Encourage Long-Term Commitment to Duke Energy and align the interests of executives with shareholders

We meet these objectives through the appropriate mix of compensation, including base salary, short-term incentives, and long-term incentives, consisting of performance shares and RSUs.
COMPENSATION COMPONENTS
	Base Salary	STI	LTI
Link pay to performance
Attract and retain talented executives and key employees
Emphasize performance-based compensation to motivate executives and key employees
Reward individual performance
Encourage long-term commitment to Duke Energy and align the interests of executives with shareholders
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 9

PROXY SUMMARY
Key Compensation Features

The following are key features of our executive compensation program:

AT DUKE ENERGY WE…	AT DUKE ENERGY WE DO NOT…
Integrate key performance metrics in our incentive plans relating to environmental, clean energy, safety, and customer initiatives	Provide tax gross-ups to NEOs
Require significant stock ownership, including 6x base salary for our CEO and 3x base salary for other NEOs	Permit hedging or pledging of Duke Energy securities
Maintain a stock retention policy	Provide “single trigger” vesting of stock awards upon a change in control
Tie equity and cash-based incentive compensation to a clawback policy	Provide employment agreements to a broad group
Use an independent compensation consultant retained by and reporting directly to the Compensation and People Development Committee to advise on compensation matters	Encourage excessive or inappropriate risk-taking through our compensation program
Review tally sheets on an annual basis	Provide excessive perquisites
Consider shareholder feedback and the prior year’s “say-on-pay” vote	Provide dividend equivalents on unearned performance shares
Require that equity awards must be subject to a one-year minimum vesting period, subject to limited exceptions
Disclose performance targets for the performance share cycle granted in the most recent year

Target Compensation Mix

CEO
STI (Cash), 13%
Base Salary, 8%
RSUs, 24%
Performance Shares, 55%
92%
Performance and/or Stock-Based

Other Current NEOs
STI (Cash), 19%
Base Salary, 19%
RSUs, 18%
Performance Shares, 44%
81%
Performance and/or Stock-Based

10 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
Our Board Nominees (page 14)

Our Board regularly and diligently reviews its composition to ensure that its collective membership has the skills to meet the needs of our business and reflects a diversity of perspectives and experiences. All nominees have the highest level of professional integrity. The below table is as of March 22, 2024.
Name Independence, Age, Tenure Position	Gender Diversity	Racial or Ethnic Diversity	Other Public Boards	Audit	Compensation and People Development	Corporate Governance	Finance and Risk Management	Operations and Nuclear Oversight
Derrick Burks Independent, 67, 2022 Retired Managing Partner of Ernst & Young, LLP, Indianapolis office		X	Equity LifeStyle Properties, Inc. and Kite Realty Group Trust KRG	●			●
Annette K. Clayton Independent, 60, 2019 Chairwoman, North America Operations, Schneider Electric SA	X		NXP Semiconductors N.V. and Nordson Corporation*	●				●
Theodore F. Craver, Jr. Independent Lead Director Independent, 72, 2017 Retired Chairman, President and CEO, Edison International			Wells Fargo & Company		●	C
Robert M. Davis Independent, 57, 2018 Chairman and CEO, Merck & Co., Inc.			Merck & Co., Inc.			●	C
Caroline Dorsa Independent, 64, 2021 Retired Executive Vice President and CFO, Public Service Enterprise Group Incorporated	X		Biogen Inc., and Illumina, Inc.	●	●
W. Roy Dunbar Independent, 62, 2021 Retired Chairman and CEO of Network Solutions, LLC		X	Johnson Controls International, PLC, McKesson Corporation, and SiteOne Landscape Supply, Inc.		●			●
Nicholas C. Fanandakis Independent, 67, 2019 Retired Executive Vice President, DuPont de Nemours, Inc. (fka DowDuPont, Inc.)			FTI Consulting, Inc. and ITT Inc.**	C			●
Lynn J. Good Executive Director, 64, 2013 Chair, President and CEO, Duke Energy Corporation	X		The Boeing Company
John T. Herron Independent, 70, 2013 Retired President, CEO and Chief Nuclear Officer, Entergy Nuclear			None				●	C
Idalene F. Kesner Independent, 66, 2021 Dean Emerita, Indiana University Kelley School of Business	X		Berry Global Group, Inc. and Olympic Steel, Inc.			●	●
E. Marie McKee Independent, 73, 2012 Retired Senior Vice President, Corning Incorporated	X		None		C	●
Michael J. Pacilio Independent, 63, 2021 Retired Executive Vice President and COO, Exelon Generation, Exelon Corp.			None	●				●
Thomas E. Skains Independent, 67, 2016 Retired Chairman, President and CEO, Piedmont Natural Gas Company, Inc.			National Fuel Gas Company and Truist Financial Corporation		●	●
William E. Webster, Jr. Independent, 70, 2016 Retired Executive Vice President, Institute of Nuclear Power Operations			None			●		●

*
Effective April 1, 2024

**
Mr. Fanandakis notified ITT Inc. he will not stand for re-election as a director at ITT Inc. when his current term expires at the company’s next annual meeting expected to be held on May 15, 2024.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 11

PROXY SUMMARY
Our Board Composition*

Tenure*

6

Average Years

Years
0-2
2
3-5
5
6-8
4
9-11
3

Age*

66

Average Age

Years
55-59
1
60-64
5
65-69
4
70-75
4

Board Refreshment*

50%

7 out of 14 director nominees were first appointed or nominated for election in the last five years

Independence*

13 out of 14 director nominees are independent (all directors except Chair, President and CEO)

Gender, Racial, and Ethnic Diversity*

50%

7 out of 14 director nominees are female or identify as part of a minority group

* Information provided for director nominees

Diversity of Skills, Qualifications, and Experience*
Our Board exhibits a diverse range of skills and experience that collectively creates a well-rounded perspective suitable to protecting the interests of shareholders. The following table denotes the areas of expertise we value and the directors with that expertise or experience.
12 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROXY SUMMARY
SKILLS MATRIX	Derrick Burks	Annette K. Clayton	Theodore F. Craver, Jr.	Robert M. Davis	Caroline Dorsa	W. Roy Dunbar	Nicholas C. Fanandakis	Lynn J. Good	John T. Herron	Idalene F. Kesner	E. Marie McKee	Michael J. Pacilio	Thomas E. Skains	William E. Webster, Jr.
CUSTOMER SERVICE Experience in a customer-facing industry with an understanding of customer and community expectations, including transforming the customer experience.	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓		✓

CYBERSECURITY/TECHNOLOGY
Experience with security measures necessary for safe transmission and distribution operations; understanding of cyberthreats, risk mitigation and policy, as well as management or oversight experience with technologies key to operational technical systems, including customer experience, financial systems, internal and grid operations, and an understanding of recent innovations in utility operational technology; experience implementing efficiency improvements through technology.
	✓	✓	✓	✓	✓	✓	✓	✓	✓		✓	✓		✓

ENVIRONMENT & SUSTAINABILITY
Experience in overseeing or advising on environmental, climate, or sustainability practices; understanding of environmental policy, regulation, risk, and business operations in regulated industries; experience in managing environmental impacts; in-depth knowledge of operational risks.
	✓	✓	✓			✓	✓	✓	✓		✓	✓	✓	✓
EXECUTIVE CEO or other executive management leadership experience with an understanding of how to lead complex organizations.	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
FINANCE OR ACCOUNTING Experience in accounting or finance, including oversight of financial reporting and internal controls and/or raising debt and equity capital.	✓	✓	✓	✓	✓		✓	✓	✓		✓	✓	✓	✓

GOVERNANCE
Experience maintaining board and management accountability; a deep understanding of strong governance and compliance practices that protect and align with the interests of investors and other stakeholders; experience in investor relations.
	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
HUMAN CAPITAL MANAGEMENT Experience in attracting, developing, motivating, and retaining a talented workforce.	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
INDUSTRY Experience in utility, energy and/or nuclear energy operations, including the associated risks and public policy issues.	✓	✓	✓		✓	✓		✓	✓			✓	✓	✓

REGULATORY/GOVERNMENT
Experience in regulatory affairs, public policy, or government; exposure to heavily regulated industries and their governing bodies; experience directly managing employees engaged in policy or regulatory affairs.
	✓	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓

RISK MANAGEMENT
Experience identifying, assessing, and controlling financial or business risks, including those risks with potential to impact public safety, operations, and shareholder value, including environmental impacts.
	✓	✓	✓	✓	✓		✓	✓	✓	✓	✓	✓	✓	✓

*
Information provided for director nominees

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 13

PROPOSAL 1:
ELECTION OF DIRECTORS

The Board of Directors

The Corporate Governance Committee, comprised of only independent directors, has recommended all the current directors as nominees for director. These individuals are discussed on pages 15 through 23 of this proxy statement.
We have a declassified Board, which means all the directors are voted on every year at the Annual Meeting. If any director is unable to stand for election, the Board may reduce the number of directors or designate a substitute. In that case, shares represented by proxies may be voted for a substitute director. We do not expect that any nominee will be unavailable or unable to serve.
Our Principles for Corporate Governance includes a director retirement policy, which is described in more detail on page 35 of this proxy statement.

Majority Voting for the Election of Directors
Under Duke Energy’s By-Laws, in an uncontested election at which a quorum is present, a director-nominee will be elected if the number of votes cast “FOR” the nominee’s election exceeds the number of votes cast “AGAINST” the nominee’s election. Abstentions and broker non-votes do not count. In addition, Duke Energy has a resignation policy in our Principles for Corporate Governance, which requires that if an incumbent director has more votes cast as “AGAINST” that nominee’s election than votes cast “FOR” his or her election, such incumbent director must tender his or her letter of resignation for consideration by the Corporate Governance Committee.
In contested elections, directors will be elected by plurality vote. For purposes of the By-Laws, a “contested election” is an election in which the number of nominees for director is greater than the number of directors to be elected.

14 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:ELECTION OF DIRECTORS
Biographical Information, Skills, and Qualifications of our Board Nominees
Derrick Burks
Independent Director Nominee
Age: 67 Director of Duke Energy since 2022 Retired Managing Partner of Ernst & Young, LLP, Indianapolis office	Committees: • Audit Committee • Finance and Risk Management Committee Other current public directorships: • Equity LifeStyle Properties, Inc. • Kite Realty Group Trust KRG
Mr. Burks retired from the public accounting firm of Ernst & Young, LLP in 2017, where he served as managing partner of the Indianapolis office for 13 years. Prior to this time, Mr. Burks worked for 24 years for the public accounting firm of Arthur Andersen, where he served for three years as managing partner of the Indianapolis office.
Skills and qualifications:

Mr. Burks’ qualifications for election include his experience as an independent public accountant for large corporations and public companies requiring SEC expertise during his time with Ernst & Young and Arthur Andersen. Throughout his career Mr. Burks has served companies in various industries, including energy and utilities, and obtained valuable expertise in the areas of environmental operations and regulations, governance, regulatory, and risk management. His skills and experience in this area, as well as his knowledge of the Indiana service territory, are valuable contributions to the Board.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 15

PROPOSAL 1:ELECTION OF DIRECTORS
Annette K. Clayton
Independent Director Nominee
Age: 60 Director of Duke Energy since 2019 Chairwoman, North America Operations, Schneider Electric SA	Committees: • Audit Committee • Operations and Nuclear Oversight Committee Other current public directorships: • Nordson Corporation* • NXP Semiconductors N.V. *Effective April 1, 2024
Ms. Clayton is the Chairwoman of Schneider Electric North America, the largest operating region for Schneider Electric, a multinational corporation specializing in energy management and automation solutions. She served as CEO for the region from April 2022 through December 2023 and CEO and President from June 2016 until April 2022. She was the company’s Chief Supply Chain Officer from May 2011 until January 2019. In addition, she has served as a member of the Executive Committee since May 2011. Prior to her employment at Schneider Electric, Ms. Clayton served at Dell, Inc. as Vice President of Global Supply Chain Operations and Vice President of Americas Operations, and at General Motors as President of their Saturn subsidiary, Corporate Vice President of Global Quality, and a member of their strategy board. Ms. Clayton previously served on the board of directors of Polaris Inc. for 18 years until 2021 and serves on the board of NXP Semiconductors, and effective April 1, 2024, Nordson Corporation.
Skills and qualifications:

Ms. Clayton’s qualifications for election include her experience in senior management at Schneider Electric overseeing the strategic direction and financial accountability of the company’s North America operation. In her role as Chairwoman of Schneider Electric North America, and prior roles as CEO and President for the region, she has gained experience in customer service through her oversight of customer call centers, as well as cybersecurity and technology through Schneider Electric’s work with the United States government on its cybersecurity infrastructure. She is well-versed in environmental, social, and governance practices through her work with Schneider Electric’s sustainability division. In working with government policy makers, innovators, agencies, and associations, she brings expertise about the new energy landscape to advance standards and shape policies that impact the changing dynamics of the industry. She also has human capital management experience through her work on talent management, succession planning, and workforce development initiatives at Schneider Electric, Dell, and General Motors. These skills uniquely fit the needs that benefit Duke Energy in our corporate strategy.

16 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:ELECTION OF DIRECTORS
Theodore E. Craver, Jr.
Independent Director Nominee
Age: 72 Independent Lead Director Director of Duke Energy since 2017 Retired Chairman, President and CEO, Edison International	Committees: • Compensation and People Development Committee • Corporate Governance Committee (Chair) Other current public directorships: • Wells Fargo & Company
Mr. Craver was Chairman, President and CEO of Edison International, the parent company of a large California utility and various competitive electric businesses, from 2008 until his retirement in 2016. From 2005 to 2007, Mr. Craver served as CEO of Edison Mission Energy, a subsidiary of Edison International. Prior to his appointment as CEO of Edison Mission Energy, Mr. Craver served as CFO of Edison International from 2000 to 2004. He started at Edison International in 1996 after leaving First Interstate Bancorp, where he was Executive Vice President and Corporate Treasurer. Mr. Craver is a former member of the ESCC, the organization that is the principal liaison between the federal government and the electric power sector responsible for coordinating efforts to prepare for, and respond to, national-level disasters or threats to critical infrastructure. Mr. Craver currently serves as a Senior Advisor to Blackstone’s Global Infrastructure Fund, as a Senior Advisor to Bain & Company, on the Board of Advisors of Mobility Impact Partners, and, in 2019, joined the Advisory Board of the Center on Cyber and Technology Innovation, which is a research institute focusing on national security and foreign policy. He also served as a member of the Economic Advisory Council of the Federal Reserve Bank of San Francisco. Mr. Craver has served as Independent Lead Director since May 2022.
Skills and qualifications:

Mr. Craver’s qualifications for election include his experience as CEO of Edison International, which gives him in-depth knowledge of the utility industry and the regulatory arena, including environmental regulations, as well as his financial and risk management experience obtained as a CFO at Edison International, and at First Interstate Bancorp as the Chair of the Asset and Liability Committee, which was responsible for the oversight of risk management within the organization. Mr. Craver’s experience in the industry also gives him a keen awareness of the needs of utility customers during this time of industry change. In addition, Mr. Craver’s experience with grid cybersecurity as a member of the Steering Committee of the ESCC and as a member of the Advisory Board of the Center on Cyber and Technology Innovation gives him insight into this crucial area for Duke Energy. In 2018, he earned the CERT Certificate in Cybersecurity Oversight from the National Association of Corporate Directors.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 17

PROPOSAL 1:ELECTION OF DIRECTORS
Robert M. Davis
Independent Director Nominee
Age: 57 Director of Duke Energy since 2018 Chairman and CEO, Merck & Co. Inc.	Committees: • Corporate Governance Committee • Finance and Risk Management Committee (Chair) Other current public directorships: • Merck & Co. Inc.
Mr. Davis has been Chairman of the Board of Merck since December 2022 and CEO of Merck since July 2021. Prior to that time, Mr. Davis served as Merck’s President from April 2021 until June 2021, responsible for the company’s operating divisions – Human Health, Animal Health, Manufacturing and Merck Research Laboratories. Prior to that, he was Executive Vice President, Global Services since 2016, with responsibility for information technology and procurement, and Merck’s CFO since April 2014, with additional responsibility for real estate operations, corporate strategy, and business development.
Prior to joining Merck, Mr. Davis was Corporate Vice President and President of Baxter International Inc.’s medical products business. During his tenure at Baxter, he held several other positions, including President of Baxter’s renal business, CFO, and Treasurer. Before joining Baxter in 2004, Mr. Davis held numerous positions of increasing responsibility over 14 years at Eli Lilly and Company.
Skills and qualifications:

Mr. Davis’ qualifications for election include his significant experience in regulatory matters, finance, and risk management obtained during his service as the CEO and Chairman of Merck and as CFO prior to that. During his service as CFO, enterprise risk management and finance were within his areas of responsibility. In addition, he gained significant experience in these areas while serving in a variety of management and finance roles at Baxter International. Mr. Davis’ legal knowledge, obtained when he earned his Doctor of Jurisprudence, adds additional insight to the Board’s discussions of legal and risk issues. Mr. Davis also has significant experience with technology and cybersecurity as a result of his direct oversight of those areas during his time as CFO of Merck and at Baxter International. Mr. Davis’ experience at Merck provides valuable insight into navigating an industry undergoing rapid transformation.

Caroline Dorsa
Independent Director Nominee
Age: 64 Director of Duke Energy since 2021 Retired Executive Vice President and CFO, Public Service Enterprise Group Incorporated	Committees: • Audit Committee • Compensation and People Development Committee Other current public directorships: • Biogen Inc. • Illumina, Inc.
Ms. Dorsa served as the Executive Vice President and CFO of Public Service Enterprise Group, a diversified energy company, from April 2009 until her retirement in October 2015, and served on its board of directors from February 2003 to April 2009. She also served in numerous senior management positions at Merck, Gilead Sciences, and Avaya prior to joining Public Service Enterprise Group. Ms. Dorsa previously served as a trustee on the boards of the Goldman Sachs Asset Management ETF, Closed-End-Funds, and Intellia Therapeutics, Inc.
Skills and qualifications:

Ms. Dorsa’s qualifications for election include her financial acumen, her cybersecurity and technology experience, and her understanding of the regulatory and human capital management risks in the energy industry, gained during her time at Public Service Enterprise Group, where she served as a member of the board of directors, Executive Vice President and CFO, head of the finance department, and was directly responsible for the information technology and business development groups.

18 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:ELECTION OF DIRECTORS
W. Roy Dunbar
Independent Director Nominee
Age: 62 Director of Duke Energy since 2021 Retired Chairman and CEO of Network Solutions, LLC
Committees:
•
Compensation and People Development Committee

•
Operations and Nuclear Oversight Committee

Other current public directorships:
•
Johnson Controls International, PLC

•
McKesson Corporation

•
SiteOne Landscape Supply, Inc.

Mr. Dunbar has been a developer for solar projects since retiring as Chairman and CEO of Network Solutions in October 2009. He had served as Chairman and CEO since January 2008. Mr. Dunbar also served as the President of Global Technology and Operations for MasterCard Incorporated from September 2004 until January 2008. Prior to MasterCard, Mr. Dunbar worked at Eli Lilly and Company for 14 years, serving as President of Intercontinental Operations, and earlier as Chief Information Officer. Mr. Dunbar is a National Association of Corporate Directors Board Leadership Fellow.
Skills and qualifications:

Mr. Dunbar’s qualifications for election include his experience and insight into environmental regulations, clean energy, social issues, and the energy industry during his time as a solar developer and his deep experience across a number of functional disciplines, including the application of information technology across different business sectors. The variety of these experiences in these areas, which are critical to the success of the Company’s strategy make him a uniquely qualified member of the Board.

Nicholas C. Fanandakis
Independent Director Nominee
Age: 67 Director of Duke Energy since 2019 Retired Executive Vice President, DuPont de Nemours, Inc. (fka DowDuPont, Inc.)	Committees: • Audit Committee (Chair) • Finance and Risk Management Committee Other current public directorships: • FTI Consulting, Inc. • ITT Inc.*
* Mr. Fanandakis notified ITT Inc. he will not stand for re-election as a director when his current term expires on May 15, 2024.
Mr. Fanandakis is a retired Executive Vice President of DuPont, a holding company with agriculture, materials science, and specialty products businesses. Mr. Fanandakis served as Executive Vice President and CFO at E.I. du Pont de Nemours and Company from 2009 until January 2019 and as Executive Vice President of DuPont until his retirement in July 2019. Prior to 2009, Mr. Fanandakis served in various plant, marketing, product management, and business director roles in the DuPont organization since 1979.
Skills and qualifications:

Mr. Fanandakis’ qualifications for election include his management experience gained during his career in numerous areas of DuPont. In addition to his management experience, Mr. Fanandakis’ expertise in finance, tax, banking, and risk management at a company undergoing transformation is an asset to Duke Energy’s Board.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 19

PROPOSAL 1:ELECTION OF DIRECTORS
Lynn J. Good
Non-Independent Director Nominee Chair
Age: 64 Director of Duke Energy since 2013 Chair, President and CEO, Duke Energy Corporation	Committees: • None Other current public directorships: • The Boeing Company
Ms. Good has served as Chair, President and CEO of Duke Energy since January 1, 2016, and was Vice Chair, President and CEO of Duke Energy from July 2013 through December 2015. She served as Executive Vice President and CFO of Duke Energy from July 2009 through June 2013.
Skills and qualifications:

Ms. Good is our Chair, President and CEO and was previously our CFO. Her extensive financial and risk management background, as well as her knowledge of the affairs of Duke Energy and our business, make her uniquely suited to lead our Board and Duke Energy. Her many years of experience in the utility industry, her knowledge of the associated regulatory issues, technologies, environmental regulations, and customer focus, provide valuable resources for the Board.

John T. Herron
Independent Director Nominee
Age: 70 Director of Duke Energy since 2013 Retired President, CEO and Chief Nuclear Officer, Entergy Nuclear	Committees: • Finance and Risk Management Committee • Operations and Nuclear Oversight Committee (Chair) Other current public directorships: • None
Mr. Herron was President, CEO and Chief Nuclear Officer of Entergy Nuclear, the nuclear operations of Entergy Corporation, an electric utility, from 2009 until his retirement in 2013. Mr. Herron joined Entergy Nuclear in 2001 and held a variety of positions. He began his career in nuclear operations in 1979 and, through his career, held positions at a number of nuclear stations across the country. Mr. Herron is a director of Ontario Power Generation and also has served on the board of directors of INPO.
Skills and qualifications:

Mr. Herron’s qualifications for election include his knowledge and extensive insight gained as a senior executive in the utility industry, including his three decades of experience in nuclear energy. In addition to his nuclear expertise, during Mr. Herron’s career, and particularly during his time as CEO and Chief Nuclear Officer of Entergy Nuclear, he gained significant financial, regulatory, and environmental expertise, as well as an understanding of utility customers. He also obtained risk management expertise, a required skill for those tasked with overseeing the operation of nuclear power plants. Mr. Herron also had direct responsibility for the management of cybersecurity as CEO and Chief Nuclear Officer of Entergy Nuclear.

20 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:ELECTION OF DIRECTORS
Idalene F. Kesner
Independent Director Nominee
Age: 66 Director of Duke Energy since 2021 Dean Emerita, Indiana University Kelley School of Business	Committees: • Corporate Governance Committee • Finance and Risk Management Committee Other current public directorships: • Berry Global Group, Inc. • Olympic Steel, Inc.
Dr. Kesner is the Dean Emerita and the Frank P. Popoff Chair of Strategic Management at the Indiana University Kelley School of Business (the Kelley School). She served as Dean for the Kelley School from July 2013 until July 31, 2022. Dr. Kesner joined the Kelley School faculty in 1995, coming from a titled faculty position at the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. While at the Kelley School Dr. Kesner served as co-director of the Kelley School’s Consulting Academy, Chair of the Kelley School’s Full-Time M.B.A. Program, Chair of the Department of Management and Entrepreneurship, and Associate Dean for Faculty & Research. In addition to teaching various graduate-level courses in the area of strategic management, Dr. Kesner has taught in more than 100 executive programs and served as a consultant for many national and international firms, working on strategic issues. Her research has focused on the areas of corporate boards of directors, corporate governance, and mergers and acquisitions. Dr. Kesner serves on the board of advisors for Lincoln Industries and on the board of directors for American Family Insurance, Olympic Steel, Inc., and Berry Global Group, Inc. She was previously a member of the board of directors of Main Street America Group and Sun Life Financial.
Skills and qualifications:

Dr. Kesner’s qualifications for election include her risk, governance, strategy, succession planning, and executive training and development expertise obtained as part of her educational background, as well as her work on the boards of other highly regulated companies, and her customer service and regulatory knowledge obtained as a leader at the Kelley School, a public state organization.

E. Marie McKee
Independent Director Nominee
Age: 73 Director of Duke Energy since 2012 Retired Senior Vice President, Corning Incorporated	Committees: • Compensation and People Development Committee (Chair) • Corporate Governance Committee Other current public directorships: • None
Ms. McKee is a retired Senior Vice President of Corning Incorporated, a manufacturer of components for high-technology systems for consumer electronics, mobile emissions controls, telecommunications, and life sciences. Ms. McKee has over 35 years of experience obtained at Corning, where she held a variety of management positions with increasing levels of responsibility, including Senior Vice President of Human Resources from 1996 until 2010, President of Steuben Glass from 1998 until 2008, and President of The Corning Museum of Glass and The Corning Foundation from 1998 until 2014.
Skills and qualifications:

Ms. McKee’s qualifications for election include her senior management experience in human resources, which provides her with a thorough knowledge of employee matters, governance, human capital management, and compensation practices. Her prior experience as a senior executive of Corning Incorporated has also given her excellent operating skills and an understanding of environmental regulations, technology, and risk management with regard to the manufacturing process, which aids the Board in its oversight of environmental and health and safety matters.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 21

PROPOSAL 1:ELECTION OF DIRECTORS
Michael J. Pacilio
Independent Director Nominee
Age: 63 Director of Duke Energy since 2021 Retired Executive Vice President and COO, Exelon Generation, Exelon Corp.	Committees: • Audit Committee • Operations and Nuclear Oversight Committee Other current public directorships: • None
Mr. Pacilio is a retired Executive Vice President and COO of Exelon Generation, one of the largest competitive power generators in the United States, with the nation’s largest nuclear fleet and a balanced portfolio of natural gas, hydro, wind, and solar generation. Mr. Pacilio had nearly 40 years of experience at Exelon, where he held a variety of management positions within Exelon Nuclear and Exelon Generation, including President and Chief Nuclear Officer, and has held numerous leadership roles outside of Exelon, including leading the nuclear sector’s response to the Fukushima tsunami, helping to develop national industry equipment on digital equipment and cybersecurity, and roles within INPO, the World Nuclear Association, and the Nuclear Energy Institute, where he served on the executive committee of the board of directors.
Skills and qualifications:

Mr. Pacilio’s qualifications for election include his extensive knowledge of the nuclear industry, which relies heavily on an understanding and application of risk management and regulatory expertise. His understanding of the financial, operational, and environmental requirements for carbon-free generation, including nuclear, wind, and solar, will provide valuable insight to the Board as the Company navigates our clean energy transition. In addition, Mr. Pacilio’s cybersecurity and technology experience within the industry will be valuable as the Company continues to utilize digital innovation to become more efficient.

Thomas E. Skains
Independent Director Nominee
Age: 67 Director of Duke Energy since 2016 Retired Chairman, President and CEO, Piedmont Natural Gas Company, Inc.	Committees: • Compensation and People Development Committee • Corporate Governance Committee Other current public directorships: • National Fuel Gas Company • Truist Financial Corporation
Mr. Skains was Chairman, President and CEO of Piedmont, a natural gas local distribution business, until his retirement in 2016. He served as Chairman of Piedmont from December 2003 until October 2016, CEO from February 2003 until October 2016, and as President from February 2002 until October 2016, when Piedmont was acquired by Duke Energy and Mr. Skains joined the Board. Prior to his service as President, Mr. Skains served in various roles, including COO and as Senior Vice President, Marketing and Supply Services, where he directed Piedmont’s commercial natural gas activities.
Skills and qualifications:

Mr. Skains’ qualifications for election include his financial and risk management expertise and public company governance and strategy gained during his time as Chairman, President and CEO of Piedmont. His time at Piedmont also provided him with in-depth knowledge of the natural gas industry, the environmental regulations related to the industry, and the needs of natural gas customers, which is helpful to Duke Energy as we expand our natural gas local distribution business. His prior experience as a corporate energy attorney also gives Mr. Skains insight on legal and regulatory compliance matters.

22 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 1:ELECTION OF DIRECTORS
William E. Webster, Jr.
Independent Director Nominee
Age: 70 Director of Duke Energy since 2016 Retired Executive Vice President, Institute of Nuclear Power Operations	Committees: • Corporate Governance Committee • Operations and Nuclear Oversight Committee Other current public directorships: • None
Mr. Webster was Executive Vice President of Industry Strategy for INPO, a nonprofit organization that promotes the highest levels of safety and reliability in the operation of commercial nuclear power plants, until his retirement in June 2016. Mr. Webster has 34 years of experience obtained at INPO, where he held a variety of management positions in the Industry Evaluations, Plant Support, Engineering Support, and Plant Analysis and Emergency Preparedness divisions prior to his retirement. He is the recipient of the 2022 Henry Dewolf Smyth Nuclear Statesman Award sponsored by the ANS and NEI. Mr. Webster currently serves as the Chairman of the Japan Nuclear Safety Institute.
Skills and qualifications:

Mr. Webster’s qualifications for election include the extensive knowledge he gained during his 34 years in the nuclear industry, including experience with respect to environmental laws and reporting for the nuclear industry, and his regulatory expertise through his interface with the NRC on making new nuclear safety rules after the Fukushima incident in Japan. At INPO, Mr. Webster also was responsible for the development of risk management guidelines for the nuclear industry. These skills, as well as his operational and engineering expertise, are an asset to the Board and its committees as our Company focuses on operational excellence.

The Board of Directors Recommends a Vote “FOR” Each Nominee.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 23

INFORMATION ON THE BOARD OF DIRECTORS
Our Board Leadership Structure
The Board regularly evaluates the leadership structure of Duke Energy and may consider alternative approaches, as appropriate, over time. The Board believes that Duke Energy and our shareholders are best served by the Board retaining discretion to determine the appropriate leadership structure based on what it believes is best for Duke Energy at a particular point in time, including whether the same individual should serve as both Chair and CEO, or whether the roles should be separate.
Lynn Good serves as Duke Energy’s Chair, President and CEO. Our Board believes that combining the Chair and CEO roles at this time fosters clear accountability, effective decision-making, and execution of corporate strategy.
Independent Lead Director Responsibilities
The Board recognizes the importance of independent oversight over management as well and has structured the Board with a robust independent lead director role that is elected by the independent members of the Board. The Independent Lead Director’s responsibilities, which meet the latest corporate governance standards set by the National Association of Corporate Directors, include:
•
serving as liaison between the Chair and CEO and the independent directors;

•
leading, in conjunction with the Corporate Governance Committee, the process for the review of the CEO;

•
leading, in conjunction with the Corporate Governance Committee, the Board, committee, and individual director self-assessment review process;

•
presiding at the executive sessions of the independent members of the Board at every regularly scheduled meeting;

•
assisting the Chair and CEO in setting, reviewing, and approving agendas and schedules of Board meetings;

•
approving meeting schedules to assure there is sufficient time for discussion of all agenda items;

•
reviewing and approving information sent to the Board and advising on quality, quantity, and timeliness of information;

•
calling meetings of the independent members of the Board when necessary and appropriate;

•
developing topics for discussion during executive sessions of the Board;

•
assisting the Chair and CEO to promote the efficient and effective performance and functioning of the Board; and

•
being available for consultation and direct communication with our major shareholders.

In addition to these enumerated responsibilities of the Independent Lead Director in the Principles for Corporate Governance, the Independent Lead Director is in constant contact with management and the Board – acting as a touchpoint to the Chair and CEO, holding one-on-one calls with directors to receive and encourage feedback among the directors, seeking input on and recommending agenda topics, and following up with directors and management on meeting outcomes and deliverables. The Independent Lead Director also leads the discussion on the Board’s refreshment efforts by working regularly with the Company’s third-party search firm to locate skilled and diverse candidates for the Board. Finally, the Independent Lead Director also leads the Board’s oversight of strategy – leading the Board’s annual strategy retreat and working with the Chair and CEO to align the Board’s committee structures and responsibilities with the Company’s long-term strategy, such as consolidating the responsibilities for the oversight of Duke Energy’s generation fleet under the Operations and Nuclear Oversight Committee in 2019, adding the responsibility for the oversight of environmental, social, and governance goals and strategies to the Corporate Governance Committee in 2020, and eliminating and consolidating the responsibilities of the Regulatory Policy Committee in 2021.
A complete list of the responsibilities of our Independent Lead Director is included in our Principles for Corporate Governance, a copy of which is posted on our website at www.duke-energy.com/our-company/corporate-
governance/principles-corp-governance.

24 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
Independence of Directors
The Board has determined that none of the directors, other than Ms. Good, has a material relationship with Duke Energy or any of our subsidiaries, and all are, therefore, independent under the listing standards of the NYSE and the rules and regulations of the SEC.
In making the determination regarding each director’s independence, the Board considered all transactions and the materiality of any relationship with Duke Energy and any of our subsidiaries in light of all facts and circumstances.
The Board may determine a director to be independent if it has affirmatively determined that the director has no material relationship with Duke Energy or our subsidiaries, either directly or as a shareholder, director, officer, or employee of an organization that has a relationship with Duke Energy or our subsidiaries. Independence determinations are generally made when a director joins the Board and on an annual basis at the time the Board approves director-nominees for inclusion in the proxy statement.
The Board also considers its Standards for Assessing Director Independence, which sets forth certain relationships between Duke Energy and our directors and their immediate family members, or affiliated entities, that the Board, in its judgment, has deemed to be immaterial for purposes of assessing a director’s independence. Duke Energy’s Standards for Assessing Director Independence are available on our website at www.duke-energy.com/our-company/corporate-governance/board. In the event a director has a relationship with Duke Energy that is not addressed in the Standards for Assessing Director Independence, the Corporate Governance Committee, which is composed entirely of independent members of the Board, reviews the relationship and makes a recommendation to the nonconflicted, independent members of the Board who determine whether such relationship is material.
Director Attendance
The Board met five times during 2023 and as of the date of this proxy statement, has met once so far in 2024. During the 2023 Board meetings, our Board held five executive sessions with independent directors only.
Directors are expected to attend at least 75% of Board meetings and the meetings of the committees upon which he or she serves. The overall attendance percentage for our directors was approximately 99% in 2023 and all directors attended more than 75% of the Board meetings and the meetings of the committees upon which he or she served in 2023. Directors are also encouraged to attend the Annual Meeting. All directors who were directors at the time of last year’s Annual Meeting on May 4, 2023, attended the 2023 Annual Meeting.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 25

INFORMATION ON THE BOARD OF DIRECTORS
Board and Committee Assessments
Each year the Board, with the assistance of the Corporate Governance Committee, conducts an assessment of the Board, each of its committees, and the directors. The assessment process is conducted by a third-party advisor, which allows directors to provide anonymous feedback and promotes candidness among the directors. The third-party advisor aggregates and provides analysis of all results, which is then presented to the Board and committees and discussed in executive session.
In addition to the written assessments conducted annually by the third-party advisor, the Independent Lead Director annually and throughout the year meets with each director individually to discuss the performance of the Board and to identify potential improvements to Board and director effectiveness. Our Board is committed to effective board succession planning and refreshment, including having honest and difficult conversations, as may be deemed necessary, with individual directors.
Management and the Board then incorporate the feedback received in both the written assessments and the discussions throughout the year.
The annual review process and regular discussion throughout the year provide continuous improvement in the overall effectiveness of the directors, committees, and Board, and provides an opportunity for directors to express any concerns they may have. This process also allows the Board to identify opportunities for Board refreshment, director education, and topics for the Board to focus on in future meetings.
In the Board’s assessment that were reviewed in early 2023, the Board identified topics in which they would like to receive additional education and briefings, guidance on additional metrics they would like to see regularly, and best practices during the year that they had observed. In direct response, (i) director education sessions were conducted at every meeting throughout the year, (b) outside speakers addressed several topics (including industry trends observed by outside counsel, financial consultants and industry experts), (c) we adjusted the format of some of the committee meetings to enable more time for director discussion, (d) we scheduled Company site visits in conjunction with Board meetings, and (e) directors participated in employee Town Hall meetings.

INFORMATION ON THE BOARD OF DIRECTORS
Board Role in Management Succession
The independent directors of the Board are actively involved in our management succession planning process. Among the Corporate Governance Committee’s responsibilities described in its charter is to oversee continuity and succession planning. At least annually, the Corporate Governance Committee or full Board reviews the CEO succession plan and makes recommendations to the Board for the successor to the CEO. The Corporate Governance Committee also oversees the evaluation of the CEO. In addition, the Corporate Governance Committee reports to the Board any concerns or issues that might indicate that organizational strengths are not sufficient to meet the requirements of long-range goals.

26 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
Board Oversight of Risk
As is true with other large public companies, Duke Energy faces a myriad of risks, including operational, financial, strategic, and reputational risks that affect every segment of our business. The Board is actively involved in the oversight of these risks in several ways. This oversight is conducted primarily through the Finance and Risk Management Committee of the Board but also through the other committees of the Board, as appropriate. The Finance and Risk Management Committee reviews Duke Energy’s enterprise risk program with management, including the Chief Risk Officer, on a regular basis at its committee meetings. The enterprise risk program, which is reviewed by the full Board annually, includes the identification of a broad range of risks that affect Duke Energy, their probabilities and severity, and incorporates a review of our approach to managing and prioritizing those risks based on input from the officers responsible for the management of those risks.
In addition to the oversight of enterprise risk that is conducted through the Finance and Risk Management Committee, each committee of the Board is responsible for the oversight of certain individual areas of risk that pertain to that committee’s area of focus. Each committee regularly receives updates from the business units in that committee’s area of focus to review the risks in those areas. Throughout the year, each committee chair reports to the full Board regarding the committee’s considerations and actions related to the risks within its area of focus.

Risk Management Oversight Structure

BOARD OF DIRECTORS

The Board oversees all operational, financial, strategic, and reputational risks with oversight of specific risks undertaken within the committee structure. Each committee's oversight responsibilities are described below.

AUDIT COMMITTEE

- Financial reporting
- Internal controls, compliance, and legal matters
- Cybersecurity and technology

CORPORATE GOVERNANCE COMMITTEE

- Sustainability, environmental, social, and governance goals and strategies
- Management succession
- Director independence and related person transactions
- Political activities and public policy initiatives
- Philanthropic strategy and charitable giving

OPERATIONS & NUCLEAR OVERSIGHT COMMITTEE

- Nuclear operations, regulations, and safety
- Operations and environmental, health, and safety matters
- Non-nuclear regulated operations
- Nuclear Cybersecurity

COMPENSATION & PEOPLE DEVELOPMENT COMMITTEE

- Workforce and compensation practices
- Human capital management initiatives, including employee engagement and inclusive practices, equity, diversity, and talent development

FINANCE & RISK MANAGEMENT COMMITTEE

- Process to assess and manage enterprise risk
- Financial risks, including market, liquidity, and credit risks
- Risks related to major projects

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 27

INFORMATION ON THE BOARD OF DIRECTORS
Board Oversight of Key Environmental, Social, and Governance Risks
The Board places an emphasis on its oversight of environmental, social, and governance risks because it understands the importance of those issues to the long-term success and vitality of Duke Energy, our customers, and our communities. Some of the key risks that the Board focuses on are climate and environmental operations, strategies, policies, and regulations; human capital management; safety; inclusive practices and equity and diversity engagement; cybersecurity, including our information technology and operational technology systems; political expenditures; and environmental, social, and governance; and other voluntary disclosures. The Board continued to focus on these issues in 2023 and is continuing to do so in 2024.
 Environmental — Climate and other environmental risk
•
The Board reviewed issues related to our clean energy strategy, opportunities, and risks at every regularly scheduled Board meeting and invited outside speakers to discuss these issues with the Board. These topics included discussions of:

•
Emerging technologies, our clean energy goals, and our generation fleet transition;

•
The pace of our clean energy strategy and decarbonization efforts relative to customer affordability and reliabiilty, as well as a resilient energy system;

•
Customer needs as it relates to clean energy amid rapidly increasing load growth; and

•
Federal and state policy and regulations.

•
The Compensation and People Development Committee incorporated qualitative and quantitative clean energy goals into the Company’s STI Plan, as further described on page 47 of this proxy statement. These goals further enhance the other performance measures in our compensation plans.

 Social — Human capital management and inclusive practices and equity and diversity engagement
•
The Compensation and People Development Committee discussed and reviewed issues and metrics regarding employee engagement trends, diversity and inclusion metrics and progress on those metrics, plans to support our clean energy transition, and workforce reskilling.

•
The Corporate Governance Committee regularly discussed charitable contributions and priority areas, including contributions for diversity initiatives in the communities that our utilities serve. In fiscal year 2023, Duke Energy and the Duke Energy Foundation invested nearly $37.5 million to directly support our communities by providing funding to nonprofits focused on bill pay assistance for low-income customers, energy efficiency programs, and current and new Duke Energy Foundation grants.

•
The Operations and Nuclear Oversight Committee reviews the Company’s health and safety performance at each regular committee meeting.

•
Director participation throughout the year in employee Town Hall meetings.

 Governance — Cybersecurity and political expenditures and environmental, social, and governance disclosures oversight
•
Senior leadership briefs the Board and Audit Committee on information security matters several times throughout the year. In 2023, the Audit Committee received updates on cybersecurity/information security, from the Company’s Chief Information Officer, Chief Information Security Officer, and/or other members of senior leadership, and reviewed metrics and trends, at four regularly scheduled meetings. The Audit Committee also received an update on artificial intelligence initiatives at the Company. The reviews presented to the Audit Committee were followed by an update to the full Board by the Chair of the Audit Committee.

•
Within the last three years, the Company has only experienced immaterial information security breaches for which the total expenses incurred were immaterial.

•
The Company, including members of the Board, participated in tabletop cybersecurity exercises during 2023.

•
The Audit Committee discussed the Company’s environmental, social, and governance disclosures, processes, and disclosure frameworks.

•
The Corporate Governance Committee regularly reviewed the Company’s political expenditures, as well as the Company’s processes and priorities related to those political expenditures.

•
The Corporate Governance Committee also reviewed the feedback from shareholders regarding the Company’s political expenditures and the alignment of the Company’s lobbying practices with our climate goals. In response to such feedback, the Corporate Governance Committee updated the Company’s Political Expenditures Policy in 2023 and continued the alignment of the Company’s lobbying practices with our climate goals in our Trade Associations Climate Review as shared in our 2022 Impact Report. The Trade Association Climate Review also references our trade associations’ alignment with the Paris Climate Agreement.

28 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
Shareholder Engagement
We conduct extensive governance reviews and investor outreach so that management and the Board understand and consider the issues that matter most to our shareholders and address them effectively. Shareholder feedback has been invaluable to us in enhancing our practices, policies, and related disclosures. In 2023, we reached out to and engaged with holders of approximately 40% of Duke Energy’s outstanding shares of common stock. We also sought to engage with every shareholder who requested to meet with us. These discussions included members of management and, in some instances, our CEO, as well as independent members of our Board, including our Independent Lead Director.
Topics discussed with our shareholders in 2023 included:
•
Our clean energy transition strategy and goals, including capital expenditure plan alignment with such strategy, anticipated energy generation mix through 2050, exploration of new technologies, and customer reliability and affordabilty;

•
Clean energy goal target-setting methodology and regulatory and jurisdictional considerations (including customer affordability and reliability) as we pursue our net-zero goal for electricity generation by 2050 and net-zero for methane emissions by 2030 while also prioritizing customer affordability and reliability;

•
Our shareholder proposals for the 2023 Annual Meeting and 2024 Annual Meeting;

•
Our human capital management strategy, Human Rights Policy Statement, and inclusive practices and equity and diversity engagement initiatives at the Board level and for our workforce, including our new Just Transition Approach released in 2023, which highlights our best practices and lessons learned, as well as a new case study on the Gallagher Station closure in Indiana;

•
Board composition, refreshment, onboarding and education, review process, and risk oversight role;

•
Alignment of our executive compensation program with our strategic, financial, and operational objectives, including clean energy-related goals and metrics;

•
Enhanced disclosure regarding independent lead director criteria;

•
Our commitment to equal treatment of director nominees regardless of the source; and

•
Updates on our business performance and strategy, including financial results, growth targets, regulatory matters, and strategic initiatives.

The Corporate Governance Committee reviewed the feedback from these discussions, which helped inform decisions discussed in this proxy statement, including our enhanced discussion of the Company’s board education topics during 2023, and we updated the Company’s Principles for Corporate Governance in December 2023 to reflect that the Company’s commitment to equal treatment of shareholder-nominated and company-nominated director candidates also applies in the context of candidates submitted pursuant to the universal proxy rules. Additional information on our discussions with shareholders regarding executive compensation matters is provided on page 45 of this proxy statement.

Our Year Round Approach to Shareholder Engagement

SUMMER

The Corporate Governance Committee reviews shareholder votes at our most recent Annual Meeting, as well as the results at other annual meetings globally, in order to stay in touch with current governance practices.

FALL

We meet with shareholders to discuss topics of interest to our shareholders, including corporate governance practices, executive compensation, and our clean energy transition strategy, as well as to listen to any of their concerns and priorities.

WINTER

The Corporate Governance Committee reviews the feedback from the fall shareholder meetings and discusses Duke Energy's corporate governance practices in light of those discussions.

SPRING

We meet again with our shareholders to discuss the matters being voted on at the upcoming Annual Meeting and the Corporate Governance Committee reviews the feedback from the spring shareholder meetings.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 29

INFORMATION ON THE BOARD OF DIRECTORS
Board of Directors Committees
The Board has five standing committees described below. Each committee operates under a written charter adopted by the Board. The charters are posted on our website at www.duke-energy.com/our-company/corporate-governance/board-committee-charters. Each committee has primary responsibility for the oversight of the issues discussed below. After each committee meeting, the chair of each committee provides a thorough update to the full Board of each of the items reviewed, discussed, or approved at the committee meeting.
BOARD COMMITTEE MEMBERSHIP ROSTER(1)
Name	Audit	Compensation and People Development	Corporate Governance	Finance and Risk Management	Operations and Nuclear Oversight
Derrick Burks	✓			✓
Annette K. Clayton	✓				✓
Theodore F. Craver, Jr.		✓	C
Robert M. Davis			✓	C
Caroline Dorsa	✓	✓
W. Roy Dunbar		✓			✓
Nicholas C. Fanandakis	C			✓
Lynn J. Good
John T. Herron				✓	C
Idalene F. Kesner			✓	✓
E. Marie McKee		C	✓
Michael J. Pacilio	✓				✓
Thomas E. Skains		✓	✓
William E. Webster, Jr.			✓		✓

(C)
Committee Chair

(1)
As of March 22, 2024

30 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
Audit Committee
Meetings in 2023: 7
Nicholas C. Fanandakis, Chair	Committee Members Nicholas C. Fanandakis, Chair* Derrick Burks* Annette K. Clayton* Caroline Dorsa* Michael J. Pacilio* * Designated as an Audit Committee Financial Expert by the Board

•
The Audit Committee considers risks and matters related to financial reporting, internal controls, compliance, legal, and cybersecurity and technology.

•
As part of its responsibilities, the Audit Committee selects and retains an independent registered public accounting firm to conduct audits of the accounts of Duke Energy and our subsidiaries. Throughout 2023, the Audit Committee reviewed with the independent registered public accounting firm the scope and results of their audits, as well as the accounting procedures, internal controls, and accounting and financial reporting policies and practices of Duke Energy and our subsidiaries, and made reports and recommendations to the Board, as appropriate.

•
The Audit Committee is responsible for approving all audit and permissible non-audit services provided to Duke Energy by our independent registered public accounting firm. Pursuant to this responsibility, the Audit Committee adopted the policy on Engaging the Independent Auditor for Services, which provides that the Audit Committee will establish detailed services and related fee levels that may be provided by the independent registered public accounting firm. See page 42 of this proxy statement for additional information on the Audit Committee’s preapproval policy.

•
The Audit Committee also receives, reviews, and acts on complaints and concerns regarding material accounting, internal controls, and auditing matters, including complaints regarding material misconduct on the part of our executive officers that could lead to significant reputational damage to the Company. Information regarding how to report concerns to the Audit Committee is posted on our website at www.duke-energy.com/our-company/corporate-governance/report-concerns-to-the-audit-committee.

•
The Audit Committee has primary responsibility for the oversight of cybersecurity and technology. As part of this, the Audit Committee receives updates throughout the year from the Company’s Chief Information Officer and/or other members of senior management on cybersecurity and grid security issues, compliance with regulations, employee training, and drills at every regularly scheduled Audit Committee meeting. In 2023, the Audit Committee received four updates on cybersecurity. It also receives periodic updates on our digital transformation and the operation of, and enhancements to, our financial systems and business and operational technical systems that affect customer experience.

•
The Board has determined that each of the members are “Audit Committee Financial Experts” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K. See pages 15, 16, 18, 19, and 22 of this proxy statement for a description of the business experience for Mr. Burks, Ms. Clayton, Ms. Dorsa, Mr. Fanandakis, and Mr. Pacilio, all of whom are nominated for election at the Annual Meeting.

•
Each of the members has also been determined to be “independent” within the meaning of the NYSE’s listing standards, Rule 10A-3 of the Exchange Act and Duke Energy’s Standards for Assessing Director Independence. In addition, each of the members meets the financial literacy requirements for audit committee membership under the NYSE’s rules and the rules and regulations of the SEC.

•
See pages 28 and 43 of this proxy statement for more information on the work of the Audit Committee.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 31

INFORMATION ON THE BOARD OF DIRECTORS
Compensation and People Development Committee
Meetings in 2023: 6
E. Marie McKee Chair	Committee Members E. Marie McKee, Chair Theodore F. Craver, Jr. Caroline Dorsa W. Roy Dunbar Thomas E. Skains

•
The Compensation and People Development Committee establishes and reviews our overall compensation philosophy, confirms that our policies and philosophy do not encourage excessive or inappropriate risk-taking by our employees, reviews and approves the salaries and other compensation of certain employees, including all executive officers of Duke Energy, reviews and approves compensatory agreements with executive officers, approves certain equity grants and delegates authority to approve others, and reviews the effectiveness of, and approves changes to, compensation programs. It also makes recommendations to the Board on compensation for independent directors.

•
Management’s role in the compensation-setting process is to recommend compensation programs and assemble information as required by the committee. When establishing the compensation program for our NEOs, the committee considers input and recommendations from management, including Ms. Good, who attends the Compensation and People Development Committee meetings.

•
The Compensation and People Development Committee has engaged FW Cook as its independent compensation consultant. The compensation consultant attends each committee meeting and provides advice to the committee at the meetings, including providing, reviewing, and commenting on market compensation data used to establish the compensation of the executive officers and directors. The consultant has been instructed that it shall provide completely independent advice to the Compensation and People Development Committee and is not permitted to provide any services to Duke Energy other than at the direction of the Compensation and People Development Committee.

•
As part of its responsibilities, the Compensation and People Development Committee also oversees human capital management initiatives, including with respect to equity and diversity engagement, inclusive practices, employee engagement, and talent development.

•
Each of the members of the Compensation and People Development Committee has been determined to be “independent” within the meaning of the NYSE’s listing standards, Rule 10C-1(b) of the Exchange Act, and Duke Energy’s Standards for Assessing Director Independence.

•
Compensation and People Development Committee Interlocks and Insider Participation. During 2023, Ms. McKee, Mr. Craver, Ms. Dorsa, Mr. Dunbar, and Mr. Skains served as members of the Compensation and People Development Committee. None of the Compensation and People Development Committee members were officers or employees of Duke Energy, a former officer of Duke Energy, or had any business relationships requiring review and disclosure under our Related Person Transactions Policy.

•
See pages 28, 32, 38, and 44 through 79 of this proxy statement for more information on the work of the Compensation and People Development Committee in 2023.

32 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

INFORMATION ON THE BOARD OF DIRECTORS
Corporate Governance Committee
Meetings in 2023: 6
Theodore F. Craver, Jr. Chair	Committee Members Theodore F. Craver, Jr., Chair Robert M. Davis Idalene F. Kesner E. Marie McKee Thomas E. Skains William E. Webster, Jr.

•
The Corporate Governance Committee considers risks and matters related to corporate governance and our policies and practices with respect to environmental, social and governance strategies and goals, including political activities, philanthropic strategy and charitable giving, sustainability, and reviewing and understanding proposals by shareholders.

•
The Corporate Governance Committee recommends the size and composition of the Board and its committees and recommends potential CEO successors to the Board.

•
The Corporate Governance Committee also recommends to the Board the slate of nominees, including any nominees recommended by shareholders, for director at each year’s Annual Meeting and when vacancies occur or in anticipation of other vacancies and needs of the Board, the names of individuals who would make suitable directors of Duke Energy. This committee may engage an external search firm or a third party to assist in identifying or evaluating a potential nominee.

•
The Corporate Governance Committee performs an annual evaluation of the performance of the CEO with input from the full Board. The Corporate Governance Committee assists the Board in its annual determination of director independence and review of any related person transactions, as well as the Board’s annual assessment of the Board and each of its committees.

•
Each of the members of the Corporate Governance Committee has been determined to be “independent” within the meaning of the NYSE’s listing standards and Duke Energy’s Standards for Assessing Director Independence.

•
See pages 28, 33, and 35 through 37 of this proxy statement for more information on the work of the Corporate Governance Committee in 2023.

Finance and Risk Management Committee
Meetings in 2023: 4
Robert M. Davis Chair	Committee Members Robert M. Davis, Chair Derrick Burks Nicholas C. Fanandakis John T. Herron Idalene F. Kesner

•
The Finance and Risk Management Committee is primarily responsible for the oversight of financial risk and enterprise risk at Duke Energy. This oversight function includes reviews of our long- and short-term financial objectives, evaluating financing requirements, and making recommendations to the Board regarding dividends, financing plans, and fiscal policies.

•
The Finance and Risk Management Committee reviews the financial exposure of Duke Energy, as well as mitigation strategies, reviews Duke Energy’s enterprise risk exposures, and provides oversight for the process to assess and manage enterprise risk.

•
The Finance and Risk Committee also reviews the financial impacts of major projects and capital expenditures, as well as the financial and risk implications of any significant transaction requiring Board approval.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 33

INFORMATION ON THE BOARD OF DIRECTORS
Operations and Nuclear Oversight Committee
Meetings in 2023: 4
John T. Herron Chair	Committee Members John T. Herron, Chair Annette K. Clayton W. Roy Dunbar Michael J. Pacilio William E. Webster, Jr.

•
The Operations and Nuclear Oversight Committee provides oversight of the nuclear safety, operational and financial performance, as well as operational risks, long-term plans, strategies, and nuclear cybersecurity of Duke Energy’s nuclear power program. The oversight role is one of review, observation, and comment, and in no way alters management’s authority, responsibility, or accountability.

•
The Operations and Nuclear Oversight Committee is also responsible for the oversight of Duke Energy’s environmental, health, and safety goals and policies, including ash management, and the operational performance of Duke Energy’s utilities with regard to energy supply, delivery, fuel procurement, and transportation.

•
The Operations and Nuclear Oversight Committee visits each of Duke Energy’s operating nuclear power stations periodically and reviews each station’s nuclear safety, operational, and financial performance.

•
The Operations and Nuclear Oversight Committee also reviews the operational and safety performance of our generation assets at every regularly scheduled meeting.

34 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

REPORT OF THE CORPORATE GOVERNANCE COMMITTEE
The following is the report of the Corporate Governance Committee with respect to its philosophy, responsibilities, and initiatives. The Corporate Governance Committee’s charter is available on our website at www.duke-energy.com/our-company/corporate-governance/board-committee-charters/corporate-governance and is summarized below. Additional information about the Corporate Governance Committee and its members is detailed on page 33 of this proxy statement.
Philosophy and Responsibilities
We believe that sound corporate governance has three components:
•
Board independence;

•
processes and practices that foster sound decision-making by both management and the Board; and

•
balancing the interests of all of our stakeholders – our investors, customers, employees, the communities we serve, and the environment.

Membership. The committee must be comprised of three or more members, all of whom must qualify as independent directors under the listing standards of the NYSE and other applicable rules and regulations.
Responsibilities. The committee’s responsibilities include, among other things:
•
implementing policies regarding corporate governance matters;

•
assessing the Board’s membership needs and recommending nominees;

•
recommending to the Board those directors to be selected for membership on, or removal from, the various Board committees and those directors to be designated as chairs of Board committees;
•
sponsoring and overseeing annual performance evaluations for the Board and its various committees, as well as the CEO;

•
overseeing Duke Energy’s political expenditures and activities pursuant to the Political Expenditures Policy;

•
reviewing our charitable contributions and community service policies and practices;

•
reviewing Duke Energy’s policies, programs, and practices with regard to sustainability;

•
reviewing Duke Energy’s environmental, social, and governence strategies and goals and any trends that may affect the Company; and

•
reviewing Duke Energy’s engagements with shareholders.

The committee may also conduct or authorize investigations into or studies of matters within the scope of the committee’s duties and responsibilities, and may retain, at Duke Energy’s expense, and in the committee’s sole discretion, consultants to assist in such work as the committee deems necessary.

Governance Policies
All of the Board committee charters, as well as our Principles for Corporate Governance, Code of Business Ethics for Employees, and Code of Business Conduct & Ethics for Directors, are available on our website at www.duke-energy.com/our-company/corporate-governance.
Any amendments to or waivers from our Code of Business Ethics for Employees with respect to executive officers or
Code of Business Conduct & Ethics for Directors must be approved by the Board and posted on our website.
In addition, information regarding how to report actual or suspected violations of our Code of Business Ethics, either through our anonymous EthicsLine or otherwise, is provided on the Ethics section of our website at www.duke-energy.com/our-company/about-us/ethics.

Board Composition
Board Refreshment
The Board annually reviews its composition, skills, and needs in the context of Duke Energy’s overall strategy. As part of the Board’s overall refreshment, the Board has adopted a retirement policy within our Principles for Corporate Governance.
Pursuant to this policy, the Board considers 75 years, as of the date of the Annual Meeting, to be the maximum age for an independent director to remain on the Board. However, the Corporate Governance Committee actively evaluates the composition of the Board and based on such evaluation, it is understood that not all directors will necessarily remain on the Board until age 75. The Committee’s evaluation of the composition of the Board considers diversity, including skills and experiences needed on the Board to properly discharge its responsibilities. The Committee strives to achieve a balance between director refreshment and director continuity, with proper consideration given to avoiding a cluster of retirements in any one year. In this regard, the Committee annually conducts a thorough review of the current composition of the Board and recommends a slate of

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 35

REPORT OF THE CORPORATE GOVERNANCE COMMITTEE
directors for Board approval to be included in the Company’s proxy statement and presented at the Annual Meeting.
Director Qualifications and Diversity. The Board recognizes that a diverse Board, management, and workforce is key to Duke Energy’s success and believes that diversity of background, skillsets, experience, thought, ethnicity, race, gender, age, and nationality, are important considerations in selecting candidates.
This commitment to diversity is evidenced in the backgrounds, skills, and qualifications of the directors who have been nominated, as well as the diversity of Duke Energy’s executives and workforce, starting with our Chair, President and CEO, Lynn Good, who was selected by the Board to lead Duke Energy in 2013, and the diverse senior management team that reports to her.
The Board strives to have diverse members representing a range of experiences and qualifications in areas that are relevant to Duke Energy’s business and strategy. As part of the search process, the committee looks for the most qualified candidates, including women and minorities, with the following characteristics:
•
fundamental qualities, such as high standards of ethics, integrity, and fairness;

•
a genuine interest in Duke Energy and a recognition that, as a member of the Board, one is accountable to the shareholders of Duke Energy, not to any particular interest group;

•
a broad business background or understanding of business and financial affairs of a large, complex organization;

•
diversity, including racial and ethnic diversity, gender, experiences, skills, and qualifications;

•
executive management experience at a highly complex organization, such as a corporation, university, or major unit of government, or a professional who regularly advises such organizations;

•
no conflict of interest or legal impediment to the duty of loyalty owed to Duke Energy and our shareholders;

•
willingness to commit sufficient time;

•
compatibility and ability to work well with other directors and executives in a team effort with a view to a long-term relationship with Duke Energy as a director;

•
independent opinions and willingness to state them in a constructive manner; and

•
willingness to become a shareholder of Duke Energy (within a reasonable time of election to the Board).

Director Candidate Recommendations. The committee may engage a third party from time to time to assist in identifying and evaluating director-nominee candidates, in addition to current members of the Board standing for re-election. The committee will provide the third party, based on the profile described above, the characteristics, skills, and experiences that may complement those of our existing members. The third party will then provide recommendations for nominees with such attributes. The committee considers nominees recommended by shareholders on a similar basis, taking into account, among other things, the profile criteria described above and the nominee’s experiences and skills. In addition, the committee considers the shareholder-nominee’s independence with respect to both Duke Energy and the recommending shareholder. All of the nominees on the proxy card were recommended by the committee.
Shareholders interested in submitting nominees as candidates for election as directors must provide timely written notice to the Corporate Governance Committee, c/o Kodwo Ghartey-Tagoe, Executive Vice President, Chief Legal Officer and Corporate Secretary, Duke Energy Corporation, DEP-10I, P.O. Box 1414, Charlotte, NC 28201-1414 or by email to our Corporate Secretary at InvestDUK@duke-energy.com. The written notice must set forth, as to each person whom the shareholder proposes to nominate for election as director:
•
the name and address of the recommending shareholder(s), and the class and number of shares of common stock of Duke Energy that are beneficially owned by the recommending shareholder(s);

•
a representation that the recommending shareholder(s) is a holder of record of common stock of Duke Energy entitled to vote at the Annual Meeting and intends to attend the Annual Meeting remotely or by proxy to nominate the person(s) specified in the written notice;

•
the name, age, business address, principal occupation, and employment of the recommended nominee;

•
any information relevant to a determination of whether the recommended nominee meets the criteria for Board membership established by the Board and/or the Corporate Governance Committee;

•
any information regarding the recommended nominee relevant to a determination of whether the recommended nominee would be considered independent under the applicable NYSE rules and SEC rules and regulations;

•
a description of any business or personal relationship between the recommended nominee and the recommending shareholder(s), including all arrangements or understandings between the recommended nominee and the recommending shareholder(s) and any other person(s) (naming such person(s)) pursuant to which the nomination is to be made by the recommending shareholder(s);

•
a statement, signed by the recommended nominee, (i) verifying the accuracy of the biographical and other information about the nominee that is submitted with the recommendation; (ii) affirming the recommended nominee’s willingness to be a director; and (iii) consenting to serve as a director if so elected;

•
if the recommending shareholder(s) has beneficially owned more than 5% of Duke Energy’s common stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership as specified in the rules and regulations of the SEC;

•
if the recommending shareholder(s) intends to solicit proxies in support of such recommended nominee, a representation to that effect; and

36 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

REPORT OF THE CORPORATE GOVERNANCE COMMITTEE
•
all other information relating to the recommended nominee that is required to be disclosed in solicitations for proxies in an election of directors pursuant to Regulation 14A under the Exchange Act, including, without limitation, information regarding: (i) the recommended nominee’s business experience; (ii) the class and number of shares of capital stock of Duke Energy, if any, that are beneficially owned by the recommended nominee; and (iii) material relationships or transactions, if any, between the recommended nominee and Duke Energy’s management.

Shareholder Director Candidate Nominations for Inclusion in the 2025 Proxy Statement through Proxy Access. Our By-Laws permit shareholders to nominate a director pursuant to our proxy access provision for the 2025 Annual Meeting. Please see the Shareholder Director Nominations for Inclusion in the 2025 Proxy Statement section on page 89 of this proxy statement for more information on the requirements and timing for submission.
Shareholder Director Candidate Nominations for Presentation at the 2025 Annual Meeting Not Included in the 2025 Proxy Statement. Our By-Laws also set forth the procedures that a shareholder must follow to nominate a director candidate pursuant to our advance notice By-Law provision. Please see the Shareholder Director Nominations and Other Shareholder Proposals for Presentation at the
2025 Annual Meeting Not Included in the 2025 Proxy Statement section on page 89 of this proxy statement for more information on the requirements and timing for submission.
Director Onboarding. Half of our Board members have joined the Board in the last five years. In order to help those new directors quickly transition into their roles on the Board, the director onboarding process has become increasingly important. Immediately following their appointment, each new director meets individually with the senior executives responsible for the Company’s major lines of business and operations so that new directors may better understand the issues involved in all aspects of Duke Energy’s business. In addition to discussing Duke Energy’s businesses and operations, the new directors learn about our corporate governance practices and policies; the financial and technical aspects of our electric utility and natural gas businesses; the enterprise’s significant risks; our long-term strategy; and Duke Energy’s long-standing mission to provide clean, reliable, and affordable energy for our customers.
Finally, new members to our Audit and Compensation and People Development Committees typically have a separate orientation to learn more about each committee’s responsibilities, policies, and practices, and the matters that regularly come before the committee.

Communications and Engagements with Directors
Interested parties can communicate with any of our directors by sending an email to our Corporate Secretary at InvestDUK@duke-energy.com or by writing to our Corporate Secretary at the following address:
Corporate Secretary
Kodwo Ghartey-Tagoe
Executive Vice President, Chief Legal Officer and Corporate
   Secretary
Duke Energy Corporation
DEP-10I
P.O. Box 1414
Charlotte, NC 28201-1414
Interested parties can communicate with our Independent Lead Director by sending an email to InvestDUK@duke-energy.com or by writing to the following address:
Independent Lead Director
c/o Kodwo Ghartey-Tagoe
Executive Vice President, Chief Legal Officer and Corporate
   Secretary
Duke Energy Corporation
DEP-10I
P.O. Box 1414
Charlotte, NC 28201-1414
Our Corporate Secretary will distribute communications to the Board, or to any individual director or directors, as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board be excluded, such as spam, junk mail and mass mailings, service complaints, resumes, and other forms of job inquiries, surveys, and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, obscene or similarly unsuitable will be excluded. However, any communication that is so excluded remains available to any director upon request.
Corporate Governance Committee
Theodore F. Craver, Jr., Chair
Robert M. Davis
Idalene F. Kesner
E. Marie McKee
Thomas E. Skains
William E. Webster, Jr.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 37

DIRECTOR COMPENSATION
Our director compensation program is designed to attract and retain highly qualified directors and align their interests with those of our shareholders. We compensate directors who are not employed by Duke Energy with a combination of cash and equity awards, along with certain other benefits as described below. Ms. Good receives no compensation for her service on the Board.
The Compensation and People Development Committee annually reviews the director compensation program and recommends proposed changes for approval by the Board. As part of this review, they consider the significant amount of time expended, and the skill level required, by each director not employed by Duke Energy in fulfilling his or her duties on the Board, each director’s role and involvement on the Board and its committees and, the market compensation practices and levels of our peer companies.
During its annual review of the director compensation program in 2023, the Compensation and People Development Committee considered an analysis prepared by its independent consultant, FW Cook, which summarized director compensation trends for independent directors and pay levels at the same peer companies used to evaluate the compensation of our NEOs. Following this review, and after considering the advice of FW Cook about market practices and pay levels, the Compensation and People Development Committee recommended, and the Board approved, an increase of $5,000 to the Annual Chair Retainer for the Corporate Governance Committee and the Finance and Risk Management Committee, such that the Annual Chair Retainer for all committees is now set at $20,000, except for the Annual Chair Retainer for the Audit Committee, which remains unchanged at $25,000. No additional changes were made to our director compensation program during 2023.
As a result of this change, our 2023 director compensation program consisted of the following:
Annual Board Stock Retainer for 2023. In 2023, each eligible director received the portion of his or her annual retainer that was payable in stock in the form of fully vested shares. The stock retainer was granted under the Duke Energy Corporation 2015 Long-Term Incentive Plan that was approved by our shareholders.
Deferral Plan. Directors may elect to defer their annual stock retainer, or all or a portion of their annual cash compensation, under the Directors’ Savings Plan. Deferred amounts are credited to an unfunded account, the balance of which is adjusted for the performance of phantom investment options, including the Duke Energy common stock fund, as elected by the director, and generally are paid when the director terminates his or her service from the Board.
Charitable Giving Program. The Duke Energy Foundation, independent of Duke Energy, maintains the Duke Energy Foundation Matching Gifts Program under which directors and employees generally are eligible to request matching contributions of up to $2,500 per director or employee per calendar year to qualifying institutions. In addition, a donation of $1,000 was made to Rebuilding Together, Inc. in December 2023 on behalf of each of the directors not employed by Duke Energy who served during 2023.
Expense Reimbursement and Insurance. Duke Energy provides travel insurance to directors and reimburses directors for expenses reasonably incurred in connection with attendance and participation at Board and committee meetings and special functions.
Stock Ownership Guidelines. Directors are subject to stock ownership guidelines, which establish a minimum level of ownership of Duke Energy common stock (or common stock equivalents). Currently, each director not employed by Duke Energy is required to own shares with a value equal to at least five times the annual Board cash retainer (i.e., an ownership level of $625,000) or retain 50% of his or her vested annual equity retainer. All directors were in compliance with the guidelines as of December 31, 2023.

38 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

DIRECTOR COMPENSATION
The following table describes the compensation earned during 2023 by each individual, other than Ms. Good, who served as a director during 2023.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Derrick Burks	125,000	175,000	3,755	303,755
Annette K. Clayton	135,000	175,000	3,305	313,305
Theodore F. Craver, Jr.	183,297	175,000	3,755	362,052
Robert M. Davis	143,297	175,000	3,755	322,052
Caroline Dorsa	125,000	175,000	1,255	301,255
W. Roy Dunbar	135,000	175,000	1,255	311,255
Nicholas C. Fanandakis	150,000	175,000	1,255	326,255
John T. Herron	155,000	175,000	3,755	333,755
Idalene F. Kesner	125,000	175,000	3,755	303,755
E. Marie McKee	145,000	175,000	3,755	323,755
Michael J. Pacilio	135,000	175,000	3,755	313,755
Thomas E. Skains	125,000	175,000	3,755	303,755
William E. Webster, Jr.	135,000	175,000	3,755	313,755

(1)
Ms. Clayton, Dr. Kesner, Mr. Pacilio, and Mr. Webster elected to defer their 2023 cash compensation under the Directors’ Savings Plan.

(2)
This column reflects the grant date fair value of the stock awards granted to each eligible director during 2023. The grant date fair value was determined in accordance with the accounting guidance for stock-based compensation. See Note 22 of the Consolidated Financial Statements contained in our 2023 Form 10-K for an explanation of the assumptions made in valuing these awards. In May 2023, each sitting director on the Board received an annual stock retainer in the form of 1,784 shares of Duke Energy common stock. Mr. Burks, Ms. Clayton, Mr. Dunbar, Mr. Fanandakis, Dr. Kesner, Mr. Pacilio, Mr. Skains, and Mr. Webster elected to defer their 2023 – 2024 stock retainer of Duke Energy shares under the Directors’ Savings Plan.

(3)
The All Other Compensation column includes the following for 2023:

Name	Business Travel Accident Insurance ($)	Charitable Contributions ($)	Total ($)
Derrick Burks	255	3,500	3,755
Annette K. Clayton	255	3,050	3,305
Theodore F. Craver, Jr.	255	3,500	3,755
Robert M. Davis	255	3,500	3,755
Caroline Dorsa	255	1,000	1,255
W. Roy Dunbar	255	1,000	1,255
Nicholas C. Fanandakis	255	1,000	1,255
John T. Herron	255	3,500	3,755
Idalene F. Kesner	255	3,500	3,755
E. Marie McKee	255	3,500	3,755
Michael J. Pacilio	255	3,500	3,755
Thomas E. Skains	255	3,500	3,755
William E. Webster, Jr.	255	3,500	3,755
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 39

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table indicates the amount of Duke Energy common stock beneficially owned by the directors and executive officers listed in the Summary Compensation Table under Executive Compensation (referred to as the NEOs), and all directors and executive officers as a group as of March 1, 2024. There were 771,457,794 shares of Duke Energy common stock outstanding as of March 1, 2024.
Name or Identity of Group	Total Shares Beneficially Owned(1)	Percent of Class
Derrick Burks	570	*
Annette K. Clayton	16,065	*
Theodore F. Craver, Jr.	13,336	*
Robert M. Davis	11,903	*
Caroline Dorsa	7,815	*
W. Roy Dunbar	5,141	*
Nicholas C. Fanandakis	9,011	*
Kodwo Ghartey-Tagoe	29,125	*
Lynn J. Good	529,834	*
John T. Herron	29,629	*
Dhiaa M. Jamil(2)	60,255	*
Julia S. Janson	63,505	*
Idalene F. Kesner	5,750	*
E. Marie McKee	183	*
Michael J. Pacilio	1,991	*
Brian D. Savoy	27,985	*
Thomas E. Skains	29,521	*
William E. Webster, Jr.	4,863	*
Steven K. Young	142,105	*
Directors and executive officers as a group (25)	1,092,228	*

*
Represents less than 1%.

(1)
Unless otherwise noted, the business address of each of the directors and executive officers in this table is Duke Energy Corporation, DEP-10I P.O. Box 1414, Charlotte, NC 28201-1414. In addition, unless otherwise noted, and subject to applicable community property laws, the persons and entities named in this table have sole voting and investment power with respect to beneficially owned Duke Energy common stock. Includes the following number of shares with respect to which directors and executive officers have the right to acquire beneficial ownership within 60 days of March 1, 2024: Mr. Burks – 570; Ms. Clayton – 9,812; Mr. Craver – 674; Mr. Davis – 2,549; Ms. Dorsa – 0; Mr. Dunbar – 3,550; Mr. Fanandakis – 5,870; Mr. Ghartey-Tagoe – 0; Ms. Good – 0; Mr. Herron – 0; Mr. Jamil – 0; Ms. Janson – 0; Dr. Kesner – 2,077; Ms. McKee – 183; Mr. Pacilio – 355; Mr. Savoy – 0; Mr. Skains – 5,325; Mr. Webster – 3,802; and Mr. Young – 0; and all directors and executive officers as a group – 35,259.

(2)
Provided as of the date of termination of employment.

Supplemental Table – Including Ownership of Units Representing Common Stock
The following table shows ownership of both Duke Energy common stock (listed in the table above as defined by SEC regulations), as well as units (not listed in the table above) related to Duke Energy common stock under the Directors’ Savings Plan or the Executive Savings Plan, as applicable, which units do not represent an equity interest in Duke Energy but are equal in economic value to one share of Duke Energy common stock.
40 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Name or Identity of Group	Number of Units
Derrick Burks	3,858
Annette K. Clayton	16,065
Theodore F. Craver, Jr.	17,377
Robert M. Davis	11,903
Caroline Dorsa	7,815
W. Roy Dunbar	5,141
Nicholas C. Fanandakis	9,011
Kodwo Ghartey-Tagoe	30,415
Lynn J. Good	529,929
John T. Herron	29,629
Dhiaa M. Jamil(1)	62,610
Julia S. Janson	63,774
Idalene F. Kesner	7,224
E. Marie McKee	75,395
Michael J. Pacilio	5,186
Brian D. Savoy	30,326
Thomas E. Skains	29,521
William E. Webster, Jr.	15,987
Steven K. Young	142,743

(1)
Provided as of the date of termination of employment.

The following table lists the beneficial owners of 5% or more of Duke Energy’s outstanding shares of common stock as of December 31, 2023. This information is based on the most recently available reports filed with the SEC.
Name or Identity of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage
The Vanguard Group(1) 100 Vanguard Blvd. Malvern, PA 19355	70,350,859	9.12%
BlackRock Inc.(2) 40 East 52nd Street New York, NY 10022	58,022,212	7.52%
State Street Corporation(3) State Street Financial Center One Lincoln Street Boston, MA 02111	41,821,025	5.42%

(1)
According to the Schedule 13G/A filed by The Vanguard Group on February 13, 2024, these shares are beneficially owned by The Vanguard Group, which is the parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) to various investment companies, and has 0 shares with sole voting power, 1,329,062 shares with shared voting power, sole dispositive power with regard to 66,694,883 shares, and 3,655,976 shares with shared dispositive power.

(2)
According to the Schedule 13G/A filed by BlackRock Inc. on January 26, 2024 these shares are beneficially owned by BlackRock Inc., which is the parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) to various investment companies, and has sole voting power with respect to 54,120,108 shares, 0 shares with shared voting power, sole dispositive power with regard to 58,022,212 shares, and 0 shares with shared dispositive power.

(3)
According to the Schedule 13G filed by State Street Corporation on January 29, 2024, these shares are beneficially owned by State Street Corporation, which is the parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) to various investment companies, and has 0 shares with sole voting power, 26,669,036 shares with shared voting power, 0 shares with sole dispositive power, and 41,695,621 shares with shared dispositive power.

Prohibition on Hedging and Pledging
Under our Securities Trading Policy, our directors, officers, employees, and their “related persons” may not engage in any hedging or monetization transactions with respect to Duke Energy securities, including by trading in put or call options, warrants, swaps, forwards and other derivatives or similar instruments on our securities, or by selling Duke Energy securities “short.” In addition, our directors, officers, employees, and their related persons are prohibited from holding Duke Energy securities in a margin account or otherwise pledging our securities in any way, including as collateral for a loan. For purposes of this policy, a “related person” of any director or employee includes the spouse, minor children, step-children, or anyone else living in the director’s or employee’s household, partnerships in which the director or employee is a general partner, trusts of which the director or employee is a trustee, estates of which the director or employee is an executor, and any other legal entities controlled by the director or employee.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 41

PROPOSAL 2:
RATIFICATION OF DELOITTE & TOUCHE LLP AS DUKE ENERGY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2024

The Audit Committee is directly responsible for the appointment and compensation, including the preapproval of audit fees as described below, and the retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting. The Audit Committee annually performs an assessment of Deloitte’s independence and performance in deciding whether to retain Deloitte or engage a different independent auditor. Based on this evaluation, the Audit Committee has selected Deloitte as Duke Energy’s independent registered public accounting firm for 2024. This appointment is being submitted to shareholders for its ratification as the Audit Committee and the Board believes that the continued retention of Deloitte as our independent registered public accounting firm is in the best interests of Duke Energy and our shareholders.

Independence
Deloitte (or one of its predecessor companies) has served as our independent registered public accounting firm since 1947. Deloitte’s level of service, industry experience, and years of experience with Duke Energy have allowed them to gain expertise regarding Duke Energy’s operations, accounting policies and practices, and internal control over financial reporting. It also prevents the significant time commitment that educating a new auditor would entail, which could also result in a distraction in focus for Duke Energy management and enables a more efficient fee structure.
To safeguard the continued independence of the independent registered public accounting firm, the Audit Committee adopted a policy that provides that the independent registered public accounting firm is only permitted to provide services to Duke Energy and our subsidiaries that have been preapproved by the Audit Committee. Pursuant to the policy, detailed audit services, audit-related services, tax services, and certain other services have been specifically preapproved up to certain categorical fee limits. Proposed services exceeding cost of preapproved limits must be approved by the Audit Committee before the independent registered public accounting firm is engaged for such service. All other services that are not prohibited pursuant to the SEC’s or other applicable regulatory bodies’ rules or regulations must be specifically approved by the Audit Committee before the independent registered public accounting firm is engaged for such service. All services performed in 2023 and 2022 by the independent registered public accounting firm were approved by the Duke Energy Audit Committee pursuant to its policy on Engaging the Independent Auditor for Services. Information on Deloitte’s fees for services rendered in 2023 and 2022 are listed below.
In addition to the annual review of Deloitte’s independence and in association with the mandatory rotation of Deloitte’s lead engagement partner every five years, the Audit Committee oversees the selection of Deloitte’s new lead engagement partner, including discussing candidate qualifications and interviewing potential candidates put forth by Deloitte. Deloitte’s lead engagement partner was last approved by the Audit Committee in 2024 effective for the 2024 audit year.
Representatives of Deloitte are expected to participate in the Annual Meeting and will be available to respond to appropriate questions that are submitted in advance of or at the Annual Meeting.
The approval of a majority of shares represented in person or by proxy at the Annual Meeting is required to approve this proposal.

Audit Fees
Type of Fees	2023	2022
Audit Fees(1)	$13,960,000	$13,660,000
Audit-Related Fees(2)	$493,000	$1,716,000
Tax Fees(3)	$20,000	$0
All Other Fees(4)	$30,000	$30,000
Total fees:	$14,503,000	$15,406,000

(1)
Audit Fees are fees billed, or expected to be billed, by Deloitte for professional services for the financial statement audits of Duke Energy and our subsidiaries, including the audit of the internal control over financial reporting of Duke Energy and subsidiaries included in Duke Energy’s 2023 Form 10-K, reviews of financial statements included in Duke Energy’s Quarterly Reports on Form 10-Q, statutory and regulatory attestation procedures, and services associated with securities filings, such as comfort letters and consents.

(2)
Audit-Related Fees are fees billed, or expected to be billed, by Deloitte for assurance and related services, including examinations of management assertions on financial reporting-related matters.

(3)
Tax Fees are fees billed, or expected to be billed, by Deloitte for tax return assistance and preparation, tax examination assistance, and professional services related to tax planning and tax strategy.

(4)
Other Fees are fees billed, or expected to be billed, by Deloitte for attendance at Deloitte-sponsored trainings, conferences, and access to Deloitte research tools and subscription services.

For the Above Reasons, the Board of Directors Recommends a Vote “FOR” This Proposal.
42 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

REPORT OF THE AUDIT COMMITTEE
The following is the report of the Audit Committee with respect to Duke Energy’s audited financial statements for the fiscal year ended December 31, 2023. The information contained in this report of the Audit Committee shall not be deemed to be “soliciting material” or “filed” or “incorporated by reference” in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Duke Energy specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.
The purpose of the Audit Committee is to assist the Board in its general oversight of Duke Energy’s financial reporting, internal audit functions, and internal controls, including disclosure controls and procedures. The Audit Committee’s charter describes in greater detail the full responsibilities of the committee and is available on our website at www.duke-energy.com/our-company/corporate-governance/board-committee-charters/audit. Further information about the Audit Committee, its policy on Engaging the Independent Auditor for Services, and its members is detailed on pages 31 and 42 of this proxy statement.
The Audit Committee has reviewed and discussed the consolidated financial statements of Duke Energy and its subsidiaries with management and Deloitte, Duke Energy’s independent registered public accounting firm. Management is responsible for the preparation, presentation, and integrity of Duke Energy’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15) establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and, evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. Deloitte is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with GAAP, as well as expressing an opinion on the effectiveness of internal control over financial reporting based on the criteria established in “Internal Control – Integrated Framework (2013)” issued by the Committee of Sponsoring Organizations of the Treadway Commission.
The Audit Committee reviewed the Company’s audited financial statements with management and Deloitte, and met separately with both management and Deloitte to discuss and review those financial statements and reports prior to issuance. These discussions also addressed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Management has represented, and Deloitte has confirmed, that the financial statements for the fiscal year ended December 31, 2023, are fairly presented, in all material respects, in conformity with GAAP.
In addition, management completed the documentation, testing, and evaluation of Duke Energy’s system of internal control over financial reporting in response to the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received updates provided by management and Deloitte at the regularly scheduled Audit Committee meetings. At the conclusion of the process and prior to the filing of the 2023 Form 10-K with the SEC, management presented to the Audit Committee on the effectiveness of Duke Energy’s internal control over financial reporting. The Audit Committee also reviewed the report of management contained in Duke Energy’s 2023 Form 10-K filed with the SEC, as well as Deloitte’s report included in the Company’s 2023 Form 10-K related to its audit of the effectiveness of internal control over financial reporting.
The Audit Committee has discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. In addition, Deloitte has provided the Audit Committee with the written disclosures and the letter required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, “Communications with Audit Committees Concerning Independence” that relates to Deloitte’s independence from Duke Energy and our subsidiaries and the Audit Committee has discussed with Deloitte the firm’s independence.
Based on its review of the consolidated financial statements and discussions with and representations from management and Deloitte referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in Duke Energy’s 2023 Form 10-K for filing with the SEC.
Audit Committee
Nicholas C. Fanandakis, Chair
Derrick Burks
Annette K. Clayton
Caroline Dorsa
Michael J. Pacilio

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 43

PROPOSAL 3:
ADVISORY VOTE TO APPROVE DUKE ENERGY’S NAMED EXECUTIVE OFFICER COMPENSATION

Duke Energy’s shareholders recommended that our Board hold say-on-pay votes on an annual basis. As a result, we are providing our shareholders with the opportunity to approve, on a nonbinding, advisory basis, the compensation of our NEOs as disclosed in this proxy statement. This proposal gives our shareholders the opportunity to express their views on the compensation of our NEOs.
In connection with this proposal, the Board encourages shareholders to review, in detail, the description of the compensation program for our NEOs that is set forth in the Compensation Discussion and Analysis beginning on page 45 of this proxy statement, as well as the information contained in the compensation tables and narrative discussion in this proxy statement.
As described in more detail in the Compensation Discussion and Analysis section, the guiding principle of our compensation philosophy is that pay should be linked to performance and that the interests of our executives and shareholders should be aligned. Our compensation program is designed to provide significant upside and downside potential depending on actual results as compared to predetermined measures of success. A significant portion of our NEOs’ TDC is directly contingent upon achieving specific results that are important to our long-term success and growth in shareholder value. We supplement our pay for performance program with a number of compensation policies that are aligned with the long-term interests of Duke Energy and our shareholders. We are asking our shareholders to indicate their support for the compensation of our NEOs as disclosed in this proxy statement by voting “FOR” the following resolution:
“RESOLVED, that the shareholders of Duke Energy approve, on an advisory basis, the compensation paid to Duke Energy’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Securities Act, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion in Duke Energy’s 2024 Proxy Statement.”
The approval of a majority of shares represented in person or by proxy at the Annual Meeting is required to approve this proposal. Because your vote is advisory, it will not be binding on the Board, the Compensation and People Development Committee, or Duke Energy. The Compensation and People Development Committee, however, will review the voting results and take them into consideration when making future decisions regarding the compensation of our NEOs.

For the Above Reasons, the Board of Directors Recommends a Vote “FOR” This Proposal.
REPORT OF THE COMPENSATION AND PEOPLE DEVELOPMENT COMMITTEE
The Compensation and People Development Committee is responsible for the oversight of Duke Energy’s compensation programs and compensation of Duke Energy’s executive officers per the Compensation and People Development Committee’s charter, which is available on our website at www.duke-energy.com/our-company/corporate-governance/board-committee-charters/compensation.
The Compensation and People Development Committee of Duke Energy has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation and People Development Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Compensation and People Development Committee
E. Marie McKee, Chair
Theodore F. Craver, Jr.
Caroline Dorsa
W. Roy Dunbar
Thomas E. Skains

44 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
Section 1: Executive Summary
The purpose of this Compensation Discussion and Analysis is to provide information about Duke Energy’s compensation objectives and policies for our NEOs, who, for 2023, are:
Name	Title
Lynn J. Good	Chair, President and CEO
Brian D. Savoy	Executive Vice President and CFO
Steven K. Young	Executive Vice President and Chief Commercial Officer
Julia S. Janson	Executive Vice President and CEO, Duke Energy Carolinas
Kodwo Ghartey-Tagoe	Executive Vice President, Chief Legal Officer and Corporate Secretary
Our NEOs for 2023 also include Dhiaa M. Jamil, who previously served as Executive Vice President and COO, and who retired effective as of June 30, 2023. This Compensation Discussion and Analysis focuses on the compensation earned by our current NEOs listed in the table above, but also describes the compensation earned by Mr. Jamil where appropriate. Mr. Jamil did not receive severance compensation upon his retirement.
Compensation Objectives and Principles for 2023

•
Our compensation program is designed to link pay to performance, with the goal of attracting and retaining talented executives, rewarding individual performance, sustaining long-term performance, and aligning the interests of our management team with those of key stakeholders, including shareholders and customers.

•
Our compensation program provides significant upside and downside potential depending on actual results, as compared to predetermined goals for success.

•
When establishing our executive compensation program for 2023, we took into consideration our near-term and long-term business strategy along with a focus on maximizing long-term value for our shareholders and providing safe, reliable, and cost-effective service to our customers.

Shareholder Engagement

We have a long-standing history of engaging with, and responding to the feedback provided by, our shareholders and other stakeholders and value the deep relationships we have built. That feedback over time has greatly informed our compensation and governance programs. Given its success, we continued our shareholder outreach program in 2023, reaching out to and engaging with holders of approximately 40% of Duke Energy’s outstanding shares of common stock. We also sought to engage with every shareholder who requested to meet with us. These discussions included members of management and, in some instances, our CEO as well as independent members of our Board, including our Lead Independent Director. Topics discussed with our shareholders in 2023 included:
•
Our clean energy transition strategy and goals, including capital expenditure plan alignment, anticipated energy generation mix through 2050, and exploration of new technologies and customer reliability and affordability;
•
Clean energy goal target-setting methodology and regulatory and jurisdictional considerations, including customer affordability and reliability, as we pursue our net-zero goal for electricity generation by 2050 and net-zero for methane emissions goal by 2030;

•
Our shareholder proposals for the 2023 Annual Meeting;

•
Our human capital management strategy, Human Rights Policy Statement, and inclusive practices and equity and diversity engagement initiatives at the Board level and for our workforce, including our new Just Transition Approach released in 2023, which highlights our best practices and lessons learned, as well as a new case study on the Gallagher Station closure in Indiana;

•
Board composition, refreshment, onboarding and education, review process and risk oversight role;

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 45

COMPENSATION DISCUSSION AND ANALYSIS
•
Alignment of our executive compensation program with our strategic, financial, and operational objectives, including clean energy-related goals and metrics;

•
Enhanced disclosure regarding lead independent director criteria;

•
Our commitment to equal treatment of director nominees regardless of the source; and

•
Updates on our business performance and strategy, including financial results, growth targets, regulatory matters, and strategic initiatives.

During these conversations, shareholders expressed appreciation for the pay for performance alignment in our compensation program, as well as the clear and detailed disclosure of our executive compensation program. Shareholders also were pleased that environmental, customer satisfaction, and safety metrics continue to be incorporated into our incentive plans, and that the Compensation and People Development Committee includes clean energy-related goals in our STI plan. We greatly value the input shareholders provided and will continue our outreach efforts on a wide variety of topics.

Strategic Focus Aligns With Investor Focus

Under the leadership of Ms. Good, we have intensified our focus on serving our customers and communities while leading the way to a safe, secure, and responsible energy future. Our strategy for the next decade is clear.
Duke Energy is committed to creating value for our shareholders and customers while focusing on affordability and reliability and executing on our clean energy transformation.

2023 Business Highlights

In 2023, we successfully continued along our path for sustainable long-term growth. We worked collaboratively with stakeholders across our service territories to advance our strategy of transforming for a cleaner future – all built on a foundation of safety, operational excellence, and a diverse and inclusive workforce. Our business highlights in 2023 include the following:
Financial Performance
•
Despite record mild weather in 2023, we delivered adjusted EPS within our original adjusted earnings guidance range of $5.55 to $5.75 for the year, although our adjusted EPS was below the target established under our STI plan for the year.

•
2023 also marked the 97th consecutive year we continued our dividend commitment to our shareholders.

•
Our TSR in 2023 was (1.6%) as compared to a TSR of (9.2%) for the UTY.

•
In October 2023, we closed on the sale of our Commercial business, marking the final step in our transition to a fully regulated utility.

•
In North Carolina, the NCUC approved the performance-based rate application for Duke Energy Progress and Duke Energy Carolinas. These orders mark the first implementation of multiyear rate plans for the state under the performance-based regulations authorized by HB 951 for electric utilities.

Advancing Our Cleaner Energy Future
•
In October 2023, we announced we will soon break ground in DeBary, Florida, on the first demonstration project in the United States to successfully create clean energy using an end-to-end system to produce, store, and combust 100% green hydrogen. We anticipate the system will be installed and fully functioning in 2024.

•
In South Carolina and North Carolina, we filed our Carolinas Resource Plan with the PSCSC and the NCUC in August 2023. The plan reflects the companies’ “all of the above” approach (i.e., provides a range of generation options to powering the energy needs of a growing region).

•
In Florida, we completed 300 MW of new solar projects in 2023 and remain on track to provide 1,500 MW of solar generation by 2024.

•
In Indiana, in December 2023 we announced a Request for Proposal seeking new generation resources. The Request for Proposal requests bids for up to 2,500 MW of intermittent and up to 2,500 MW non-intermittent resources. Results will inform Indiana’s 2024 Integrated Resource Plan.

Operational Excellence
•
During Hurricane Idalia in September 2023, 200,000 customers were impacted in our Florida service territory and just over 100,000 customers in the Carolinas. 95% of Florida customers were restored within 36 hours and in the Carolinas, all customers were restored within 24 hours. Self-healing technologies prevented more than 7 million outage minutes for customers of Duke Energy Florida.

•
J.D. Power again ranked Piedmont Natural Gas No. 1 for residential customer satisfaction among large utilities in the 2023 Gas Utility Residential Customer Satisfaction Study. Piedmont earned the top ranking for the second year in a row, topping six other utilities in the South Region.

•
We established a dedicated agency team of customer advocates to partner with nonprofit and government organizations, which has helped customers access nearly $377 million in financial support over the last two years.

46 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
Performance Metrics Aligned to Our Strategy

STRATEGIC CLEAN ENERGY GOAL

Our STI plan includes the following objectives related to our clean energy transition:

This clean energy focus is formally reflected in the individual STI objectives for each of the NEOs and is based on a qualitative performance assessment against key measures for each objective.

QUANTITATIVE CLEAN ENERGY GOAL

NON-EMITTING GENERATION AND STORAGE CAPACITY

Our STI plan also includes a quantitative clean energy goal that focuses on the growth of our non-emitting generation and storage capacity measured over a one-year period in comparison to pre-established objective performance criteria.

SAFETY

Safety remains our top priority. As an indication of our commitment to safety and operational excellence, we include safety metrics in both the STI and LTI plans based on the TICR for employees, which measures the number of occupational injuries and illnesses per 100 workers.

ENVIRONMENTAL EVENTS

To reinforce our commitment to the environment, the STI plan includes a reportable environmental events metric as described on page 52 of this proxy statement. This objective emphasizes identification and mitigation of environmental risks associated with our operations.

STRONG GOVERNANCE

Our compensation program is based on sound governance principles and policies to reinforce our pay for performance philosophy and strengthen the alignment of the interests of our executives with our shareholders and other stakeholders, as more fully described on pages 49, 59, and 60 of this proxy statement.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 47

COMPENSATION DISCUSSION AND ANALYSIS
Chief Executive Officer Compensation

In 2023, after considering the compensation of Ms. Good’s peers at other companies, the Compensation and People Development Committee did not make any changes to Ms. Good’s annual base salary ($1,500,000), target STI opportunity (175%), or target LTI opportunity (1,050%). As it was in 2022, 92% of Ms. Good’s total direct compensation opportunity is performance and/or stock-based, which creates strong alignment with our shareholders and reinforces our pay for performance culture.
Ms. Good’s leadership has been instrumental to Duke Energy’s ability to respond to changing market conditions and opportunities. Since becoming our CEO in 2013, Ms. Good has led the development of our clean energy strategy, driven industry-leading operational performance, and guided us through several major transactions as we restructured our portfolio of businesses to reduce risk and improve returns. As we seek to advance and continue executing our strategic vision in the coming years, Ms. Good’s leadership will be critical to our success.
Core Compensation Structure and Incentive Metrics in 2023

•
Our core compensation program consists of base salary, STI and LTI (performance shares and RSUs), as outlined in the table below.

	Element	Performance Metrics Aligned to Strategy
Base Salary	• Cash
Short-Term Incentive	• Short-Term Cash Incentive
Measured over a one-year period:
•
Adjusted EPS

•
O&M

•
Operational Excellence (safety, environmental, and reliability)

•
Customer Satisfaction

•
Clean Energy (non-emitting MW capacity growth)

•
Individual Performance Modifier (based on individual goals and performance)

Long-Term Equity Incentive	• Performance Shares (70%)	Measured over a three-year period: • Cumulative Adjusted EPS • Relative TSR • Safety
	• RSUs (30%)	• Subject to continued employment, vest in equal installments on the first three anniversaries of the date of grant
48 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
•
The following chart illustrates the components of the TDC opportunities provided to our CEO and other NEOs:

Executive Compensation Best Practices

Following are key features of our executive compensation program:

AT DUKE ENERGY WE…	AT DUKE ENERGY WE DO NOT…
Integrate key performance metrics in our incentive plans relating to environmental, clean energy, safety, and customer initiatives	Provide tax gross-ups to NEOs
Require significant stock ownership, including 6x base salary for our CEO and 3x base salary for other NEOs	Permit hedging or pledging of Duke Energy securities
Maintain a stock retention policy	Provide “single trigger” vesting of stock awards upon a change in control
Tie equity and cash-based incentive compensation to a clawback policy	Provide employment agreements to a broad group
Use an independent compensation consultant retained by and reporting directly to the Compensation and People Development Committee to advise on compensation matters	Encourage excessive or inappropriate risk-taking through our compensation program
Review tally sheets on an annual basis	Provide excessive perquisites
Consider shareholder feedback and the prior year’s “say-on-pay” vote	Provide dividend equivalents on unearned performance shares
Require that equity awards be subject to a one-year minimum vesting period, subject to limited exceptions
Disclose performance targets for the performance share cycle granted in the most recent year
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 49

COMPENSATION DISCUSSION AND ANALYSIS
Section 2: Compensation Program
Overall Design

We design our compensation program so that it motivates our executives to focus on our core business priorities and aligns the interests of executives and key stakeholders, including shareholders and customers.
Elements of Our Total Direct Compensation Program

As discussed in more detail below, during 2023, the components of TDC for our NEOs were base salary, STI compensation, and LTI compensation.
Base Salary
The salary for each NEO is based on, among other factors, job responsibilities, level of experience, individual performance, comparisons to the salaries of executives in similar positions at other companies in our peer group and internal comparisons. The Compensation and People Development Committee considers changes in the base salaries of our NEOs at least annually, but changes are not made every year.
During the annual review process in early 2023, the Compensation and People Development Committee approved a 3% base salary increase for each of Mr. Young and Ms. Janson, and a 4% base salary increase for each of Mr. Savoy and Mr. Ghartey-Tagoe, in each case to remain competitive with the applicable market median of the compensation peer group. The Compensation and People Development Committee did not adjust Ms. Good’s or Mr. Jamil’s base salary in 2023.
Short-Term Incentive Compensation
STI opportunities are provided to our NEOs under the Duke Energy Corporation Executive Short-Term Incentive Plan to promote the achievement of annual performance objectives. Each year, the Compensation and People Development Committee establishes the target STI opportunity for each NEO, which is based on a percentage of his or her base salary. During the annual review process in early 2023, the Compensation and People Development Committee approved the target STI opportunity for each NEO based on the peer group market data, each NEO’s responsibilities, and an assessment of his or her individual contributions. The 2023 STI opportunities for Mr. Savoy and Mr. Ghartey-Tagoe increased from 90% to 100% of their base salary and the STI opportunities for the other NEOs remained unchanged from 2022 levels.
Name	Target STI Opportunity (as a % of base salary)(1)
Lynn J. Good	175%
Brian D. Savoy	100%
Steven K. Young	100%
Julia S. Janson	100%
Kodwo Ghartey-Tagoe	100%

(1)
Mr. Jamil’s STI opportunity remained at 105% of his annual base salary for 2023.

50 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
As discussed in more detail below, the Compensation and People Development Committee established the following objectives under the STI plan in February 2023, with the STI target opportunity allocated among corporate objectives as follows:
In order to align financial performance with funding of the STI plan, the Compensation and People Development Committee established a performance floor, or circuit breaker, providing that if an adjusted EPS performance level of at least $5.57 was not achieved, the payout levels for all other measures would be reduced up to the payout level for the EPS performance objective. The circuit breaker was set at an amount between the threshold and target levels.
Depending on actual performance, NEOs were eligible to earn a maximum of up to 187.5% of the amount of their STI target opportunity allocated to corporate objectives, based on a potential maximum payout of 200% for the EPS objective, and a 175% potential maximum payout for the O&M expense, operational excellence, customer satisfaction and clean energy objectives.
In order to provide a wider range of potential payouts based on individual performance, in 2023 our STI plan included an individual performance modifier that could adjust the aggregate payout on the corporate objectives positively or negatively by up to 25%.

Goal Setting Process
Financial Performance Measures. The Compensation and People Development Committee believes that tying a portion of the STI payments to adjusted EPS aligns pay outcomes of our NEOs with the interests of shareholders and other stakeholders.
•
When setting financial goals, the Compensation and People Development Committee reviews our long-term financial plan, as well as the current economic and regulatory environment and expectations for investment opportunities and customer satisfaction.

•
The Compensation and People Development Committee calibrates the adjusted EPS goal with our publicly announced guidance range and considers industry comparisons and growth expectations to establish the threshold, target, and maximum performance levels.

•
For 2023, our adjusted EPS guidance range was originally set at $5.55 to $5.75, and the adjusted EPS target under the 2023 STI plan was set in the middle of this guidance range at $5.65. This target exceeded the actual adjusted EPS result of $5.41 under the 2022 STI plan.

Operational Performance Measures. The Compensation and People Development Committee sets operational performance measure targets at challenging levels to drive long-term growth and success. Stretch performance levels are set to motivate employees to strive for continuous improvement and operational excellence.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 51

COMPENSATION DISCUSSION AND ANALYSIS
Corporate Objectives
The 2023 corporate objectives and the related target and performance results, prior to the application of the EPS circuit breaker, were as follows:
Objective(1)	Weight	Threshold (25%)	Target (100%)	Maximum(2)	Result	Sub-Total	Performance
Adjusted EPS	50%	$5.45	$5.65	$5.80	$5.56		66.25%(3)
O&M Expense	12.5%	$4,790M	$4,640M	$4,490M	$4,536M		152.17%
Operational Excellence							158.63%
(a) Safety/Environmental
TICR Employees	3.125%	0.48	0.36	0.30	0.31	162.5%
Environmental Events	3.125%	8	5	1	1	175%
(b) Reliability Index(4)	6.25%	25	100	175	148.5	148.50%
Customer Satisfaction	12.5%	41	45	49	46.5		128.13%
Clean Energy (Non-Emitting MW Capacity Growth)	12.5%	1,000	1,400	1,850	1,235		69.06%

(1)
For additional information about the calculation of the adjusted EPS and O&M expense control objectives, see page 61 of this proxy statement.

(2)
A payout of up to 200% of the target opportunity is available for the adjusted EPS objective and a payout of up to 175% of the target opportunity is available for the other objectives.

(3)
Because an adjusted EPS performance level of at least $5.57 was not achieved (i.e., a performance floor or circuit breaker), the payout levels for all other measures was reduced up to the payout level for the EPS performance objective.

(4)
The Reliability Index is comprised of five separate reliability metrics, as described below, each of which has a relative weight of 22%, except the Natural Gas – Outages metrics, which has a relative weight of 12%.

Reduction of Payouts Due to EPS Circuit Breaker
For 2023, we achieved an aggregate payout percentage for the corporate objectives other than EPS of 127%. However, because adjusted EPS was below $5.57 (i.e., the performance floor or circuit breaker), the aggregate payout percentage for the corporate objectives was reduced to the payout level (66.25%) for the adjusted basis EPS performance objective.
Corporate Metrics	Description/Rationale
Financial Metrics
Adjusted EPS
A widely accepted, easily understood, and important metric used to evaluate the success of our performance. This metric is one of the factors that impacts the market value of our common stock, which aligns the interests of shareholders and executives.

O&M Expense
A measure that includes those costs necessary to support daily operations, as well as operate and maintain the operating efficiency and productive life of assets. Carefully managing expenses enables us to make investments while mitigating customer costs.

Operational Excellence Metrics
Safety/Environmental Metrics
TICR	A measure of the number of occupational injuries and illnesses per 100 employees. This objective emphasizes our focus on achieving an event-free and injury-free workplace.
Environmental Events
A measure of environmental events resulting from operations that have an impact on the environment, require the notification of a regulatory agency, or result in a regulatory citation or other enforcement action. This objective emphasizes service reliability and the mitigation of environmental risks associated with our operations.

52 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
Reliability Index
Generation – Nuclear Annual Unit Capability Factor	The percentage of maximum energy generation that the nuclear fleet is capable of supplying to the electrical grid, limited only by factors within the control of plant management.
Generation – Regulated and Renewable Energy Coal/CC Tiers 1-2 Equivalent Forced Outage Factor
A measure of the reliability of the Regulated and Renewable Energy fleet calculated by comparing the sum of forced outage hours and equivalent forced derated hours to the period hours for each of those units.

Electric Grid – T&CD System Average Interruption Duration Index	A measure of the sum of all customer interruption durations, divided by the total number of customers served. The metric is measured in units of time, often minutes.
Transmission Outages per 100 Miles per Year – Sustained	A measure of the number of sustained (greater than 1 minute) transmission line events that are incurred per one hundred circuit miles per year, applicable to 100kV lines and greater.
Natural Gas – Outages
A measure of the number of outages in the natural gas local distribution business. For this purpose, an “outage” is defined as an event that causes a loss of natural gas service for at least 50 active customers, where the event is not caused by a third party or by failure of equipment that has been properly maintained.

Customer Satisfaction Metric
CSAT
A composite of customer satisfaction results for each regulated utility. For our electric utilities, the results are based on the Residential Net Promoter Score, the Small/Medium Business Net Promoter Score, and the Large Business Net Promoter Score. For our gas utilities, the results are based on the Residential Gas Net Promoter Score, the Small/Medium Business Gas Net Promoter Score, and the Major Accounts Gas Net Promoter Score.

Clean Energy Metric
Non-Emitting Generation and Storage Capacity
A quantitative measure of the incremental number of megawatts of non-emitting generation and storage capacity placed into service during the performance period. In addition to new nuclear and hydro/pumped storage additions, this measure includes new storage, wind and solar projects connected, net energy metered solar connected, and incremental energy efficiency and demand side management program participation.

Individual Modifier (+/- 25%)
The STI plan provides the Compensation and People Development Committee with flexibility to apply an individual performance modifier to each named executive officer. If applied, an individual performance modifier would adjust the aggregate corporate payout level, positively or negatively, by up to 25 percentage points. Each year, the Compensation and People Development Committee considers whether to apply an individual performance modifier based on its evaluation of overall corporate performance and each named executive officer’s performance against the individual objectives for that year.
This plan design feature is intended to strengthen our pay for performance culture and reward the contributions made by the NEOs during the year.
The 2023 individual objectives for our NEOs generally were divided into the following areas:
•
Meet our customers’ evolving energy demands with a focus on affordability, reliability, and increasingly clean energy

•
Advance policy and regulatory outcomes with a focus on enhancing customer value and strengthening stakeholder relationships that support our clean energy transition

•
Invest in critical energy infrastructure, including innovative customer programs, to maintain reliability, resiliency, customer satisfaction and affordability in support of our clean energy transition

•
Achieve risk-informed financial results through investments, business transformation, and cost management while maintaining a strong balance sheet

•
Continue to advance the customer experience to strengthen loyalty and deepen customer relationships

•
Drive sustainable results for environmental performance, optimized reliability, and capacity utilization, while maintaining a safety-first culture for all employees

•
Continue to build leadership and workforce capabilities, agility, and bench strength for today and tomorrow that reflect the diversity of the communities we serve, and foster a culture of inclusion, engagement, innovation, and excellence

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 53

COMPENSATION DISCUSSION AND ANALYSIS
After considering Duke Energy’s performance results for 2023, despite the strength of the individual contributions of the named executive officers, the Compensation and People Development Committee elected not to apply the individual performance modifier when determining the payouts under the STI plan. Therefore, the individual performance modifier had no impact (whether positive or negative) on determining the 2023 STI plan payout levels for the named executive officers.

Because an adjusted EPS performance level of $5.57 was not achieved, the payout level for all other performance measures was reduced to the payout level (66.25%) for the adjusted EPS performance objective.
Name	Target STI Opportunity	Adjustment for Individual Performance Modifier	Final Payout as a % of Target STI Opportunity	Payout ($)*
Lynn J. Good	$2,625,000	N/A	66.25%	$1,739,063
Brian D. Savoy	$646,867	N/A	66.25%	$428,549
Steven K. Young	$822,894	N/A	66.25%	$545,167
Julia S. Janson	$796,452	N/A	66.25%	$527,649
Kodwo Ghartey-Tagoe	$695,500	N/A	66.25%	$460,769

*
Mr. Jamil retired during 2023 and was entitled to a pro rata amount of his STI payment, determined in the same manner as the other NEOs, in the amount of $314,287.

Long-Term Incentive Compensation
Our LTI program is designed to provide our NEOs with an appropriate balance to the STI plan and to align executive and shareholder interests in an effort to maximize shareholder value.
Each year, the Compensation and People Development Committee establishes the target LTI opportunity for each NEO, which is based on a percentage of his or her base salary. During the annual review process in early 2023, the Compensation and People Development Committee approved increases in the target LTI opportunity for Mr. Savoy (from 300% to 325% of his base salary), Ms. Janson (from 325% to 350% of her base salary) and Mr. Ghartey-Tagoe (from 300% to 325% of his base salary) based on the peer group market data, internal equity and an assessment of his or her individual contributions, among other considerations.
The 2023 LTI opportunities for the NEOs were as follows.
Name	Target LTI Opportunity (as a % of base salary)*
Lynn J. Good	1,050%
Brian D. Savoy	325%
Steven K. Young	350%
Julia S. Janson	350%
Kodwo Ghartey-Tagoe	325%

*
The target LTI opportunity for Mr. Jamil for 2023 was 350% of his annual base salary.

The Compensation and People Development Committee reviews the allocation between performance shares and RSUs annually with its compensation consultant, which confirmed that the present mix of performance shares (70% allocation) and RSUs (30% allocation) was consistent with both utility peers and the general industry. The Compensation and People Development Committee believes that this allocation strikes an appropriate balance to both incentivize and retain our executive officers and aligns with our strong pay for performance philosophy.

2023 – 2025 Performance Shares (70% of Long-Term Incentive Program)
Our Compensation and People Development Committee has designed our performance shares to reflect shareholder feedback requesting a focus on multiple core metrics linked to our long-term success and balancing relative and absolute performance in order to emphasize pay for performance comparisons.
In order to emphasize pay for performance, the 2023 – 2025 performance shares vest at the end of the three-year performance period based on: (i) our cumulative adjusted EPS compared to pre-established targets (50% weighting);
(ii) our relative TSR compared to the companies in the UTY (25% weighting); and (iii) a safety measure based on our TICR compared to similar companies in the EEI Group 1 Large Company Index (25% weighting). These performance measures were selected to emphasize their importance in aligning the interests of our executives and shareholders and other stakeholders.
Each of the three performance measures for the 2023 – 2025 performance shares is described below, along with a table that sets forth the performance targets and payout levels.

54 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
The first performance measure is based on Duke Energy’s three-year cumulative adjusted EPS measured against pre-established target levels. The Compensation and People Development Committee established the EPS target for the three-year cycle in February 2023 at a level that is challenging, but achievable with strong long-term performance. The following table provides the EPS target levels and corresponding payout levels:
Cumulative Adjusted EPS	Percent Payout of Target 2023 – 2025 Performance Shares
$18.75 or Higher	200%
$17.75 (Target)	100%
$16.15	50%
Lower than $16.15	0%
If Duke Energy’s cumulative adjusted EPS during the performance period is between $16.15 to $17.75, or between $17.75 to $18.75, the payout for the portion of the performance shares related to this performance measure is interpolated on a straight-line basis.
The second performance measure is based on the percentile ranking of Duke Energy’s TSR for the three-year performance period beginning January 1, 2023, compared to the TSR of each company in the UTY for the same period. The following table provides the percentile ranking and corresponding payout levels:
Relative TSR Performance Percentile	Percent Payout of Target 2023 – 2025 Performance Shares*
90th or Higher	200%
55th (Target)	100%
25th	50%
Below 25th	0%

*
If Duke Energy’s cumulative TSR is at least 15%, the payout cannot be less than 30% of the target number of shares related to the TSR portion of the award, regardless of the relative performance.
If Duke Energy achieves a TSR ranking between the 25th percentile and the 55th percentile or between the 55th percentile and the 90th percentile, the number of performance shares related to this performance measure is interpolated on a straight-line basis.
To determine performance share payouts, TSR is calculated using the difference between the opening and closing value of the shares of Duke Energy and each peer in the UTY, with dividends assumed to be reinvested. For purposes of the TSR calculation, the opening value is determined based on the average closing stock price for each company’s shares on each trading day during the calendar month immediately preceding the performance period, and the closing value is determined based on the average closing stock price for each company’s shares on each trading day during the last calendar month in the performance period.
The third performance measure relates to Duke Energy’s safety performance, which is measured based on our TICR for employees, as compared to companies in the EEI Group 1 Large Company Index, excluding companies without gas or nuclear operations. The following table provides the TICR target levels and corresponding payout levels:
Relative TICR Performance Percentile	Percent Payout of Target 2023 – 2025 Performance Shares
Top Company	200%
90th (Target)	100%
75th	50%
Below 75th	0%
If Duke Energy’s safety performance during the performance period is between the 75th percentile and 90th percentile, or between the 90th percentile and the Top Company, the payout for the portion of the shares related to this performance measure is interpolated on a straight-line basis.
Restricted Stock Units (30% of Long-Term Incentive Program)
The RSUs generally vest in equal installments on the first three anniversaries of the date of grant, provided the recipient continues to be employed by Duke Energy on each vesting date.

Payout of 2021 – 2023 Performance Shares
The 2021 – 2023 performance shares for the three-year performance period ending December 31, 2023, generally vest based on: (i) our cumulative adjusted EPS compared to pre-established targets (50% weighting); (ii) our relative TSR compared to the
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 55

COMPENSATION DISCUSSION AND ANALYSIS
companies in the UTY (25% weighting); and (iii) a safety measure based on our TICR for employees, as compared to companies in the EEI Group 1 Large Company Index, excluding companies without gas or nuclear operations (25% weighting).
The first measure was based on our cumulative adjusted EPS during the three-year period compared to pre-established targets, as follows:
Cumulative Adjusted EPS	Percent Payout of Target 2021 – 2023 Performance Shares	Result	Payout of Target
$17.25 or Higher	200%
$16.25 (Target)	100%
$14.60	50%	$16.21	98.79%
Lower than $14.60	0%
The second measure was based on our relative TSR for the three-year period compared to the companies in the UTY, as follows:
Relative TSR Performance Percentile	Percent Payout of Target 2021 – 2023 Performance Shares	Result	Payout of Target*
90th or Higher	200%
55th (Target)	100%	63.16th Percentile	123.31%
25th	50%
Below 25th	0%

*
If cumulative TSR is negative during the performance period, the payout is limited to the target level regardless of the relative performance. If cumulative TSR is at least 15%, the payout cannot be less than 30% of the target regardless of the relative performance.

The third measure was based on TICR for employees during the three-year period as compared to companies in the EEI Group 1 Large Company Index, excluding companies without gas or nuclear operations, as follows:
TICR for Employees	Percent Payout of Target 2021 – 2023 Performance Shares	Result	Payout of Target
Top Company	200%	0.36	200%
90th (Target)	100%
75th	50%
Below 75th	0%
In the aggregate, this performance corresponds to a payout of 130.22% of the target number of 2021 – 2023 performance shares, plus dividend equivalents earned during the performance period. The following table lists the number of 2021 – 2023 performance shares to which our NEOs became vested at the end of that performance cycle:
Name	2021 – 2023 Target Shares	Overall Achievement as a % of Target	2021 – 2023 Performance Shares Earned*
Lynn J. Good	89,155	130.22%	116,098
Brian D. Savoy	10,241	130.22%	13,336
Steven K. Young	18,650	130.22%	24,286
Julia S. Janson	18,051	130.22%	23,506
Kodwo Ghartey-Tagoe	13,334	130.22%	17,364

*
Mr. Jamil received 29,613 vested performance shares for the 2021 – 2023 cycle.

56 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
Other Elements of Our Compensation Program

Retirement and Welfare Benefits
Our NEOs participate in the retirement and welfare plans generally available to other eligible employees. In addition, in order to attract and retain key executive talent, we believe that it is important to provide our NEOs with certain limited retirement benefits that are offered only to a select group of management. These retirement plans provided to our NEOs are described on pages 66 through 69 of this proxy statement and are generally comparable to the benefits provided by peers of Duke Energy, as determined based on market surveys.
Duke Energy provides our NEOs with the same health and welfare benefits it provides to all other similarly situated employees, and at the same cost charged to all other eligible employees. Our NEOs also are entitled to the same post-retirement health and welfare benefits as those provided to similarly situated retirees.
Perquisites
The Compensation and People Development Committee believes it is important to provide only limited perquisites as supported by competitive practice. In 2023, Duke Energy provided our NEOs with the perquisites disclosed in the footnotes to the Summary Compensation Table on page 63 of this proxy statement. Duke Energy offers these perquisites, as well as other benefits to certain executives in order to provide competitive total compensation packages. The cost of perquisites and other personal benefits is not part of base salary, and, therefore, does not affect the calculation of awards and benefits under Duke Energy’s other compensation arrangements (i.e., retirement and incentive compensation plans).
Our NEOs were eligible to receive the following perquisites and other benefits during 2023: (i) up to $2,500 for the cost of a comprehensive physical examination; (ii) reimbursement of expenses incurred for tax and financial planning services, which program is administered on a three-year cycle, such that participating executives can be reimbursed for up to $15,000 of eligible expenses during the three-year cycle; (iii) up to $2,500 for matching contributions from the Duke Energy Foundation to qualifying charitable institutions; (iv) reimbursement of a portion of the monthly expense for a personal mobile device; and (v) preferred airline status. In addition, we occasionally provide our NEOs with tickets to athletic and cultural events for personal use.
Ms. Good may use the corporate aircraft for personal travel in North America. With advance approval from the CEO, the other NEOs also may use the corporate aircraft for personal travel in North America. If Ms. Good or any other NEO uses the corporate aircraft for personal travel, he or she must reimburse Duke Energy for the direct operating costs for such travel. However, Ms. Good is not required to reimburse Duke Energy for the cost of travel to her executive physical or to meetings of the board of directors of other companies on which she serves. For additional information on the use of the corporate aircraft, see the footnotes to the Summary Compensation Table.
Employment Agreement with Ms. Good
Effective July 2013, Duke Energy entered into an employment agreement with Ms. Good that contained a three-year initial term and automatically renews for additional one-year periods at the end of the initial term unless either party provides 120 days’ advance notice. In the event of a change in control of Duke Energy, the term automatically extends to a period of two years. The employment agreement was amended on June 25, 2015.
Upon a termination of Ms. Good’s employment by Duke Energy without “cause” or by Ms. Good for “good reason” (each as defined in her employment agreement), Ms. Good would be entitled to the severance benefits described under the “Potential Payments Upon Termination or Change in Control – Severance Protection” section on page 70 of this proxy statement. Ms. Good’s employment agreement does not provide for golden parachute excise tax gross-up payments.
Severance Plan
The Executive Severance Plan provides severance protection to our NEOs, other than Ms. Good, in order to provide a consistent approach to executive severance and to provide eligible executives with certainty and security while they are focusing on their duties and responsibilities. Severance compensation would only be paid in the event that an eligible executive’s employment is involuntarily terminated without “cause” or is voluntarily terminated for “good reason,” and is subject to compliance with restrictive covenants (i.e., confidentiality and non-competition). The severance compensation that would be paid in the event of a qualifying termination of employment to those senior executives who are identified as “Tier I Participants,” including Mr. Savoy, Mr. Young, Ms. Janson, and Mr. Ghartey-Tagoe, generally approximates two times his or her annual compensation and benefits. The Executive Severance Plan prohibits the payment of severance if an executive also would be entitled to severance compensation under a separate agreement or plan maintained by Duke Energy, including the Change in Control Agreements described below. The Executive Severance Plan does not provide for golden parachute excise tax gross-up payments.
The benefit levels under the Executive Severance Plan are described in more detail on pages 71 and 72 under the “Potential Payments Upon Termination or Change in Control – Severance Protection” section of this proxy statement. Mr. Jamil did not receive severance compensation upon his retirement on June 30, 2023.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 57

COMPENSATION DISCUSSION AND ANALYSIS
Change in Control Agreements
Duke Energy has entered into Change in Control Agreements with our NEOs other than Ms. Good. Under these agreements, each such NEO would be entitled to certain payments and benefits if: (i) a change in control were to occur; and (ii) within two years following the change in control, (a) the executive’s employment is terminated without “cause,” or (b) the executive terminates his or her employment for “good reason.” The severance that would be provided to these NEOs is generally two times the executive’s annual compensation and benefits and becomes payable only if there is both a change in control and a qualifying termination of employment. The Compensation and People Development Committee approved the two times severance multiplier after consulting with its advisors and reviewing the severance protection provided by peer companies. The Change in Control Agreements do not provide for golden parachute excise tax gross-up payments.
Our RSU and performance share awards provide for “double-trigger” vesting upon a qualifying termination of employment in connection with a change in control.
The Compensation and People Development Committee believes the change in control arrangements are appropriate in order to diminish the uncertainty and risk to the executives’ roles in the context of a potential or actual change in control. The benefit levels under the Change in Control Agreements and equity awards are described in more detail on pages 70 through 74 under the “Potential Payments Upon Termination or Change in Control – Severance Protection” section of this proxy statement.

Section 3: Competitive Market Practices
Compensation Consultant

The Compensation and People Development Committee has engaged FW Cook to report directly to the Compensation and People Development Committee as its independent compensation consultant.
The compensation consultant attends each Compensation and People Development Committee meeting and provides advice, including reviewing and commenting on market compensation data used to establish the compensation of the executive officers and directors, the terms and performance goals applicable to incentive plan awards, the process for approving achievement of the incentive goals, and analysis with respect to specific projects and information regarding trends and competitive practices. The compensation consultant also routinely meets with the Compensation and People Development Committee members without management present. When establishing the compensation program for our NEOs, the Compensation and People Development Committee considers input and recommendations from management, including Ms. Good, who attends the Compensation and People Development Committee meetings.
The consultant has been instructed that it is to provide completely independent advice to the Compensation and People Development Committee and is not permitted to provide any services to Duke Energy other than at the direction of the Compensation and People Development
Committee. With the consent of the Chair of the Compensation and People Development Committee, the consultant may meet with management to discuss strategic issues with respect to executive compensation that will assist the consultant in its engagement with the Compensation and People Development Committee.
The Compensation and People Development Committee has assessed the independence of FW Cook pursuant to SEC rules and concluded that no conflict of interest exists that would prevent the consulting firm from independently advising the Compensation and People Development Committee.
Compensation Peer Group

One of our core compensation objectives is to attract and retain talented executive officers by providing a total compensation package that generally is competitive with that of other executives and key employees of similarly sized companies with similar complexity, whether within or outside of the utility sector.
The Compensation and People Development Committee, with input and advice from its independent consultant, has developed a customized peer group for the review of executive compensation levels and plan design practices.

58 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
In December 2022, the Compensation and People Development Committee, after obtaining advice from its independent consultant at FW Cook, modified the selection criteria for the compensation peer group, so that the group would continue to reflect companies of Duke Energy’s scale and business complexity.
The new selection criteria include the following: (i) a group of companies whose median market capitalization and revenue scope is similar in size to Duke Energy, (ii) the largest electric utilities that are constituents of the UTY, or large S&P 500 companies from relevant industries, and (iii) publicly-traded companies that have similar business attributes to Duke Energy (e.g., having at least one of the following business attributes: United States based companies that generate a majority of business domestically, companies that provide products and services in regulated markets, non-utility companies with manufacturing operations, companies requiring high levels of capital investment to generate revenue, and companies paying an annual dividend).
The following table reflects the companies in our compensation peer group, based on the selection criteria described above.

Compensation Peer Group
3M	Edison International	NextEra Energy	The Southern Co.
American Electric Power	Exelon	Northrop Grumman	Union Pacific
Deere & Co.	General Dynamics	PG&E	UPS
Dominion Energy	Honeywell International	Raytheon Technologies	Waste Management
Eaton Corporation	Lockheed Martin	Texas Instruments	Xcel Energy
Section 4: Executive Compensation Policies
The following is a summary of our executive compensation policies, which reinforce our pay for performance philosophy and strengthen the alignment of interests of our executives and shareholders:
Policy	Description
Stock ownership/holding policy
We maintain meaningful stock ownership guidelines to reinforce the importance of Duke Energy stock ownership. These guidelines are intended to align the interests of executives and shareholders and to focus the executives on our long-term success. Under these guidelines, each of our active NEOs must own Duke Energy shares in accordance with the following schedule:

	Leadership Position	Value of Shares
	CEO	6x Base Salary
	Other NEOs	3x Base Salary

An NEO also can satisfy the policy by holding 50% of all shares acquired under the LTI program (after payment of any applicable taxes) and 100% of all shares acquired upon the exercise of stock options (after payment of the exercise price and taxes). Each of our NEOs was in compliance with the stock ownership/stock holding policy during 2023.

Clawback policy
We adopted a revised clawback policy, effective October 2, 2023, under which we are required to recover incentive-based compensation paid to a current or former executive officer with respect to the three years preceding a year in which we prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. The compensation recoverable is the amount in excess of the amount that would have been payable to the executive officer under the restated financial statements. The clawback must be applied regardless of whether the executive officer was responsible for the error that led to the accounting restatement. The revised clawback policy is intended to comply with the applicable NYSE listing standards that were revised in response to the mandates under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. We maintain other policies that allow us to recover incentive compensation payments based on an incorrect calculation. In addition, our STI program and LTI programs provide that, if we determine at any time that a participant engaged in “detrimental activity” during his or her employment, then, to the extent permitted by applicable law, the employee: (a) shall forfeit outstanding awards, and (b) shall be required to promptly return to Duke Energy any

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 59

COMPENSATION DISCUSSION AND ANALYSIS
Policy	Description

payments received under the incentive programs during the three-year period preceding the date of the determination. For this purpose, “detrimental activity” means: (i) the employee engaged in misconduct that is detrimental to our financial condition or business reputation, including due to any adverse publicity, or (ii) the employee violated any of our material written policies, including without limitation our Code of Business Ethics or policies governing workplace harassment, including sexual harassment and other forms of harassment prohibited by our Harassment-Free Workplace Policy.

Hedging or pledging policy
We have a policy that prohibits employees (including our NEOs) and directors from trading in options, warrants, puts, calls, or similar instruments in connection with Duke Energy securities, or selling Duke Energy securities “short.” Our pledging policy prohibits the pledging of any Duke Energy securities, regardless of where or how such securities are held. See “Prohibition on Hedging and Pledging” on page 41 of this proxy statement for additional information about the hedging prohibition.

Equity award grant policy
In recognition of the importance of adhering to specific practices and procedures in the granting of equity awards, the Compensation and People Development Committee has adopted a policy that applies to the granting of equity awards. Under this policy, annual grants to our NEOs may be made at any previously scheduled meeting, provided that reasonable efforts will be made to make such grants at the first regularly scheduled meeting of each calendar year, and annual grants to independent directors may be made by the Board at any previously scheduled meeting, provided that reasonable efforts will be made to make such grants at the regularly scheduled meeting that is held in conjunction with the Annual Meeting each year.

Risk assessment policy
In consultation with the Compensation and People Development Committee, members of management from Duke Energy’s Human Resources, Legal, and Risk Management Departments assessed whether our compensation policies and practices encourage excessive or inappropriate risk taking by our employees, including employees other than our NEOs. This assessment included a review of the risk characteristics of Duke Energy’s business and the design of our incentive plans and policies. Management reported its findings to the Compensation and People Development Committee, and after review and discussion, the Compensation and People Development Committee concluded that our plans and policies do not encourage excessive or inappropriate risk taking.

Shareholder approval policy for severance
We have a policy, generally, to seek shareholder approval for any agreements with our NEOs that provide severance compensation in excess of 2.99x the executive’s annual compensation or that provide for tax gross-ups in connection with a termination event.

60 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

COMPENSATION DISCUSSION AND ANALYSIS
Section 5: Tax and Accounting Implications
Deductibility of Executive Compensation

The Compensation and People Development Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code, which provides that Duke Energy generally may not deduct, for federal income tax purposes, annual compensation in excess of $1 million paid to certain employees.
The Compensation and People Development Committee has not adopted a policy that would have required all compensation to be deductible because the Compensation and People Development Committee wants to preserve the ability to pay compensation to our executives in appropriate circumstances, even if such compensation would not be deductible under Section 162(m).
The Compensation and People Development Committee will continue to consider tax implications (including the potential lack of deductibility under Section 162(m)) when making compensation decisions but reserves the right to make compensation decisions based on other factors believed to be in the best interests of Duke Energy and our shareholders.

Accounting for Stock-Based Compensation

Stock-based compensation represents costs related to stock-based awards granted to employees and members of the Board. Duke Energy recognizes stock-based compensation based upon the estimated fair value of the awards, net of estimated forfeitures at the date of issuance. The recognition period for these costs begins at either the applicable service inception date or grant date, and continues throughout the requisite service period or, for certain share-based awards, until the employee becomes retirement eligible, if earlier. Compensation cost is recognized as expense or capitalized as a component of property, plant, and equipment.

Non-GAAP Financial Measures

As described previously in this Compensation Discussion and Analysis, Duke Energy uses various financial measures, including adjusted EPS, cumulative adjusted EPS, and O&M expense, in connection with short-term and long-term incentives. Adjusted EPS was also used to determine the original forecasted guidance range of $5.55 to $5.75 for 2023. Adjusted EPS and cumulative adjusted EPS are non-GAAP financial measures that represent basic EPS from continuing operations available to Duke Energy common shareholders, adjusted for the per share impact of special items. Cumulative adjusted EPS is calculated based on a cumulative three-year basis. Duke Energy uses adjusted EPS as the financial measure to evaluate management performance. As discussed below, special items represent certain charges and credits, which management believes are not indicative of Duke Energy’s ongoing performance. A component of the financial performance metric is O&M expense. The O&M expense measure used for incentive plan purposes also is a non-GAAP financial measure as it represents GAAP O&M adjusted primarily for expenses recovered through rate riders, certain regulatory accounting deferrals, and applicable special items. Management believes that the presentation of adjusted EPS provides useful information to investors, as it provides them an additional relevant comparison of Duke Energy’s performance across periods. Management uses this non-GAAP financial measure for planning and forecasting and for reporting financial results to the Board, employees, shareholders, analysts, and investors. The most directly comparable GAAP measures for adjusted EPS and O&M expense measures used for incentive plan purposes are reported basic EPS from continuing operations available to Duke Energy common shareholders and reported O&M expense from continuing operations, which includes the impact of special items.
Special items included in the periods presented include the following, which management believes do not reflect ongoing costs:
•
Regulatory matters primarily represents impairment charges related to Duke Energy Carolinas’ and Duke Energy Progress’ North Carolina rate case orders.

•
Organizational optimization represents costs associated with strategic repositioning to a fully regulated utility, and primarily consist of severance costs, consultant fees and impairment charges for certain nonregulated assets.

•
Workplace and workforce realignment represents costs attributable to business transformation, including long-term real estate strategy changes and workforce reduction.

•
Regulatory matters and litigation represents the net impact of charges related to the Indiana court rulings on coal ash and other unrelated ongoing litigation.

Duke Energy’s adjusted EPS and O&M expense may not be comparable to similarly titled measures of another company because other companies may not calculate the measures in the same manner.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 61

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table provides compensation information for our CEO (Ms. Good), our CFO (Mr. Savoy) and our three other most highly compensated executive officers who were employed on December 31, 2023, (Mr. Young, Ms. Janson, and Mr. Ghartey-Tagoe). The table also provides compensation information for Mr. Jamil, who would have been among the three most highly compensated executive officers if he had remained employed with Duke Energy through December 31, 2023. With respect to each NEO, the table provides information for 2021 and 2022 only to the extent he or she was included in the Duke Energy Summary Compensation Table for those years.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Lynn J. Good Chair, President and CEO	2023	1,500,000	0	16,021,168	0	1,739,063	344,770	954,874	20,559,875
	2022	1,481,750	0	15,879,501	0	2,730,073	345,924	917,511	21,354,759
	2021	1,390,500	0	11,196,187	0	3,288,915	277,111	298,523	16,451,236
Brian D. Savoy Executive Vice President and CFO	2023	646,867	0	2,152,311	0	428,549	77,207	172,556	3,477,490
	2022	587,931	300,000(6)	1,753,218	0	531,773	0	167,760	3,340,682
Steven K. Young Executive Vice President and Chief Commercial Officer	2023	822,894	0	2,944,009	0	545,167	157,264	246,239	4,715,573
	2022	798,299	0	2,832,977	0	802,275	77,545	283,248	4,794,344
	2021	775,675	0	2,342,106	0	1,000,737	77,252	169,118	4,364,888
Julia S. Janson Executive Vice President and CEO, Duke Energy Carolinas	2023	796,452	0	2,849,421	0	527,649	0	252,189	4,425,711
	2022	772,647	0	2,546,124	0	828,262	0	273,251	4,420,284
	2021	750,750	0	2,766,855	0	968,580	0	162,015	4,648,200
Kodwo Ghartey-Tagoe Executive Vice President, Chief Legal Officer and Corporate Secretary	2023	695,500	0	2,314,120	0	460,769	92,651	190,831	3,753,871
	2022	651,867	0	1,976,358	0	617,679	0	193,659	3,439,563
	2021	595,833	200,000(6)	1,674,540	0	659,468	34,498	115,386	3,279,725
Dhiaa M. Jamil(1) Former Executive Vice President and COO	2023	451,806	0	3,217,064	0	314,287	158,369	183,785	4,325,311
	2022	898,519	0	3,188,663	0	948,144	150,463	301,931	5,487,720
	2021	873,055	0	2,855,835	0	1,071,369	111,034	187,276	5,098,569

(1)
Mr. Jamil retired from Duke Energy effective June 30, 2023.

(2)
Grant Date Fair Value of Stock Awards for Accounting Purposes: This column does not reflect the value of stock awards that were actually earned or received by our NEOs during each of the years listed above. Rather, as required by applicable SEC rules, this column reflects the aggregate grant date fair value of the performance shares (based on the probable outcome of the performance conditions as of the date of grant) and RSUs granted to our NEOs in the applicable year. The aggregate grant date fair value of the performance shares provided in 2023 to Ms. Good, Mr. Savoy, Mr. Young, Ms. Janson, Mr. Ghartey-Tagoe and Mr. Jamil, assuming that the highest level of performance would be achieved, is $22,592,425; $3,035,173; $4,151,492; $4,018,069; $3,263,270; and $4,536,581; respectively. The aggregate grant date fair value of the awards was determined in accordance with the accounting guidance for stock-based compensation. See Note 22 of the Consolidated Financial Statements contained in our 2023 Form 10-K for an explanation of the assumptions made in valuing these awards.

(3)
With respect to the applicable performance period, this column reflects amounts payable under the STI plan. Unless deferred, the 2023 amounts were paid in March 2024.

(4)
This column includes the amounts listed below. The amounts listed were earned over the 12-month period ending on December 31, 2023.

	Good ($)	Savoy ($)	Young ($)	Janson ($)	Ghartey- Tagoe ($)	Jamil ($)
Change in Actuarial Present Value of Accumulated Benefit Under:
RCBP	57,509	59,556	87,630	13,808	68,796	71,701
ECBP	287,261	17,651	69,634	(53,677)	23,855	86,668
Total	344,770	77,207	157,264	(39,869)*	92,651	158,369

*
As required by applicable SEC rules, the aggregate change in actuarial present value for Ms. Janson’s benefits under the RCBP and ECBP are reflected in this column as $0.

62 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
(5)
The All Other Compensation column includes the following for 2023:

	Good ($)	Savoy ($)	Young ($)	Janson ($)	Ghartey- Tagoe ($)	Jamil ($)
Matching and Employer Retirement Contributions Under the Retirement Savings Plan	19,800	19,800	19,800	19,800	19,800	17,229
Make-Whole Matching and Cash Balance Contribution Credits Under the Executive Savings Plan	663,012	144,269	220,179	220,102	167,141	117,694
Personal Use of the Corporate Aircraft*	264,441	0	0	4,472	0	0
Charitable Contributions Made in the Name of the Executive	2,500	2,500	2,500	2,500	2,500	2,500
Financial Planning Program	0	2,887	3,260	4,715	840	1,750
Payout of Unused Vacation	0	0	0	0	0	44,312
Other**	5,121	3,100	500	600	550	300
Total	954,874	172,556	246,239	252,189	190,831	183,785

*
Regarding use of corporate aircraft, NEOs are required to reimburse Duke Energy the direct operating costs of any personal travel, except Ms. Good is not required to reimburse Duke Energy for the cost of travel to her executive physical or to meetings of the board of directors of other companies on which board she serves. With respect to flights on a leased or chartered airplane, direct operating costs equal the amount that the third-party charges Duke Energy for such trip. With respect to flights on the corporate aircraft, direct operating costs include the amounts permitted by the Federal Aviation Regulations for non-commercial carriers, including hangar fees, fuel, crew travel expenses, airplane maintenance, aircraft depreciation, catering, labor, and aircraft leases. NEOs are permitted to invite their spouse or other guests to accompany them on business trips when space is available; however, in such events, the NEO is imputed income in accordance with IRS guidelines. The table above includes the amount of the IRS-specified tax deduction disallowance, if any, with respect to the NEO’s personal travel. Duke Energy does not provide any tax gross-ups to the NEOs, including with respect to personal use of corporate aircraft.

**
lncludes the cost of benefits under the executive physical exam program, an airline club membership, reimbursement of a portion of the monthly expense for a personal mobile device, and occasional personal use of tickets to athletic and cultural events.

(6)
Reflects retention payments provided to (i) Mr. Savoy pursuant to an agreement entered into effective as of February 1, 2019, and (ii) Mr. Ghartey-Tagoe pursuant to an agreement effective as of February 1, 2019.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 63

EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(4)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Lynn J. Good	Cash STI(1)		492,188	2,625,000	6,152,344
	LTI Perf. Shares(2)	2/22/2023				50,900	113,112	226,224		11,296,212
	RSUs(3)	2/22/2023							48,476	4,724,956
Brian D. Savoy	Cash STI(1)		121,288	646,867	1,516,094
	LTI Perf. Shares(2)	2/22/2023				6,838	15,196	30,392		1,517,586
	RSUs(3)	2/22/2023							6,512	634,725
Steven K. Young	Cash STI(1)		154,293	822,894	1,928,658
	LTI Perf. Shares(2)	2/22/2023				9,353	20,785	41,570		2,075,746
	RSUs(3)	2/22/2023							8,908	868,263
Julia S. Janson	Cash STI(1)		149,335	796,452	1,866,684
	LTI Perf. Shares(2)	2/22/2023				9,053	20,117	40,234		2,009,035
	RSUs(3)	2/22/2023							8,622	840,386
Kodwo	Cash STI(1)		130,406	695,500	1,630,079
Ghartey-Tagoe	LTI Perf. Shares(2)	2/22/2023				7,352	16,338	32,676		1,631,635
	RSUs(3)	2/22/2023							7,002	682,485
Dhiaa M. Jamil	Cash STI(1)		88,949	474,396	1,111,866
	LTI Perf. Shares(2)	2/22/2023				10,221	22,713	45,426		2,268,291
	RSUs(3)	2/22/2023							9,734	948,773

(1)
Reflects the STI opportunity granted to our NEOs in 2023 under the Duke Energy Corporation Executive Short-Term Incentive Plan. The information included in the “Threshold,” “Target,” and “Maximum” columns reflects the range of potential payouts under the plan established by the Compensation and People Development Committee. The actual amounts earned by each executive under the terms of such plan are disclosed in the Summary Compensation Table on page 62 of this proxy statement.

(2)
Reflects the performance shares granted to our NEOs on February 22, 2023, under the LTI program, pursuant to the terms of the Duke Energy Corporation 2015 Long-Term Incentive Plan. The information included in the “Threshold,” “Target,” and “Maximum” columns reflects the range of potential payouts established by the Compensation and People Development Committee. Earned performance shares will be paid following the end of the 2023-2025 performance period, based on the extent to which the performance goals have been achieved. Any shares not earned are forfeited. In addition, following a determination that the performance goals have been achieved, participants will receive a cash payment equal to the amount of cash dividends paid on one share of Duke Energy common stock during the performance period multiplied by the number of performance shares earned. In connection with his termination of employment, Mr. Jamil will receive a pro-rated portion of the performance shares reflected above as disclosed in the Outstanding Equity Awards at Fiscal Year-End Table on page 65 of this proxy statement.

(3)
Reflects RSUs granted to our NEOs on February 22, 2023, under our LTI program, pursuant to the terms of the Duke Energy Corporation 2015 Long-Term Incentive Plan. These RSUs generally vest in equal portions on each of the first three anniversaries of the grant date, provided the recipient continues to be employed by Duke Energy on each vesting date. If dividends are paid during the vesting period, then the participants will receive a current cash payment equal to the amount of cash dividends paid on one share of Duke Energy common stock during the vesting period multiplied by the number of unvested RSUs. In connection with his termination of employment, Mr. Jamil received a pro-rated portion of the RSUs reflected above as disclosed in the Option Exercises and Stock Vested Table on page 66 of this proxy statement.

(4)
Reflects the grant date fair value of each RSU and performance share award (based on the probable outcome of the performance conditions as of the date of grant) granted to our NEOs in 2023, as computed in accordance with the accounting guidance for stock-based compensation.

64 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table shows the outstanding equity awards held by our NEOs as of December 31, 2023.
		Stock Awards
Name	Grant Type	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Lynn J. Good	RSUs	93,465	9,069,844
	Performance Shares (2022 – 2024)			225,760	21,907,750
	Performance Shares (2023 – 2025)			113,112	10,976,388
Brian D. Savoy	RSUs	11,536	1,119,453
	Performance Shares (2022 – 2024)			24,926	2,418,819
	Performance Shares (2023 – 2025)			15,196	1,474,620
Steven K. Young	RSUs	17,327	1,681,412
	Performance Shares (2022 – 2024)			40,276	3,908,383
	Performance Shares (2023 – 2025)			20,785	2,016,976
Julia S. Janson	RSUs	16,373	1,588,836
	Performance Shares (2022 – 2024)			36,198	3,512,654
	Performance Shares (2023 – 2025)			20,117	1,952,154
Kodwo Ghartey-Tagoe	RSUs	12,921	1,253,854
	Performance Shares (2022 – 2024)			28,098	2,726,630
	Performance Shares (2023 – 2025)			16,338	1,585,440
Dhiaa M. Jamil	Performance Shares (2022 – 2024)			45,334	4,399,211
	Performance Shares (2023 – 2025)			3,751	363,997

(1)
Ms. Good, Mr. Savoy, Mr. Young, Ms. Janson, Mr. Ghartey-Tagoe, and Mr. Jamil received RSUs on February 24, 2021, February 23, 2022, and February 22, 2023, which vest, subject to certain exceptions, in equal installments on the first three anniversaries of the date of grant. All RSUs held by Mr. Jamil immediately prior to his termination of employment have vested or been forfeited.

(2)
Market value is based on the closing price per share of our common stock on December 31, 2023, of $97.04.

(3)
Ms. Good, Mr. Savoy, Mr. Young, Ms. Janson, Mr. Ghartey-Tagoe, and Mr. Jamil received performance shares on February 23, 2022, and on February 22, 2023, that, subject to certain exceptions, are eligible for vesting on December 31, 2024, and December 31, 2025, respectively. Pursuant to applicable SEC rules, the performance shares granted in 2022 are listed at the maximum number of shares and the performance shares granted in 2023 are listed at target. Performance shares held by Mr. Jamil are eligible to vest following his termination, subject to the actual achievement of pre-determined performance measures and compliance with restrictive covenants.

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OPTION EXERCISES AND STOCK VESTED
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Lynn J. Good	155,928	16,427,549
Brian D. Savoy	17,568	1,853,053
Steven K. Young	32,122	3,388,385
Julia S. Janson	30,891	3,260,256
Kodwo Ghartey-Tagoe	22,632	2,389,471
Dhiaa M. Jamil	47,651	4,890,976

(1)
Includes vested RSUs and performance shares covering the 2021 – 2023 performance period, for all NEOs. On February 5, 2024, the Compensation and People Development Committee approved the achievement of the applicable performance measures for the performance share cycle ending in 2023. Also includes the value of RSUs held by Mr. Jamil that became vested in connection with his termination of employment, which shares generally are payable six months following his separation from service date, as required by applicable tax laws.

(2)
The value realized upon vesting of stock awards was calculated based on the closing price of a share of Duke Energy common stock on the respective vesting date and includes the following cash payments for dividend equivalents on earned performance shares: Ms. Good: $1,274,176; Mr. Savoy: $146,363; Mr. Young: $266,539; Ms. Janson: $257,978; Mr. Ghartey-Tagoe: $190,570; and Mr. Jamil: $325,003.

PENSION BENEFITS
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Lynn J. Good	RCBP	20.67	597,673	0
	ECBP	20.42	7,477,146	0
Brian D. Savoy	RCBP	22.48	494,936	0
	ECBP	22.23	230,478	0
Steven K. Young	RCBP	43.51	1,124,330	0
	ECBP	43.26	1,583,698	0
Julia S. Janson	RCBP	36.00	1,499,181	0
	ECBP	35.75	3,579,666	0
Kodwo Ghartey-Tagoe	RCBP	21.58	656,603	0
	ECBP	21.33	428,146	0
Dhiaa M. Jamil	RCBP	41.84	1,138,908	15,205
	ECBP	41.59	2,016,131	72,382
Duke Energy provides pension benefits that are intended to assist our retirees with their retirement income needs. A more detailed description of the plans that comprise Duke Energy’s pension program follows.
Duke Energy Retirement Cash Balance Plan
Ms. Good, Mr. Savoy, Mr. Young, Ms. Janson, and Mr.  Ghartey-Tagoe actively participate in the RCBP, which is a noncontributory, defined benefit retirement plan that is intended to satisfy the requirements for qualification under Section 401(a) of the Internal Revenue Code. Mr. Jamil also actively participated in the RCBP prior to his termination of employment in 2023. The RCBP generally covers employees of Duke Energy and affiliates employed or re-employed before January 1, 2014. The RCBP currently provides benefits under a “cash balance account” formula. Certain prior plan formulas are described below. Ms. Good, Mr. Savoy, Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe have satisfied the eligibility requirements to receive his or her RCBP account benefit upon termination of employment. The
RCBP benefit is payable in the form of a lump sum in the amount credited to a hypothetical account at the time of benefit commencement. Payment is also available in annuity forms based on the actuarial equivalent of the account balance.
The amount credited to the hypothetical account is increased with monthly pay credits equal to: (i) for participants with combined age and service of less than 35 points, 4% of eligible monthly compensation; (ii) for participants with combined age and service of 35 to 49 points, 5% of eligible monthly compensation; (iii) for participants with combined age and service of 50 to 64 points, 6% of eligible monthly compensation; and (iv) for participants with combined age and service of 65 or more points, 7% of eligible monthly

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compensation. If the participant earns more than the Social Security wage base, the account is credited with additional pay credits equal to 4% of eligible compensation above the Social Security wage base. Interest credits are credited monthly. The interest rate for benefits accrued after 2012 is based on an annual interest factor of 4% and for benefits accrued before 2013 is based generally on the annual yield on the 30-year Treasury rate (determined quarterly), subject to a minimum of 4% and a maximum of 9%.
For the RCBP, eligible monthly compensation is equal to Form W-2 wages, plus elective deferrals under a 401(k), cafeteria, or 132(f) transportation plan, and deferrals under the Executive Savings Plan. Compensation does not include severance pay, payment for unused vacation (including banked vacation and banked time), expense reimbursements, allowances, cash or noncash fringe benefits, moving expenses, bonuses for performance periods in excess of one year, transition pay, LTI compensation (including income resulting from any stock-based awards, such as stock options, SARs, RSUs, or restricted stock), military leave of absence pay (including differential wage payments), and other compensation items to the extent described as not included for purposes of benefit plans or the RCBP. The benefit under the RCBP is limited by maximum benefits and compensation limits under the Internal Revenue Code.
Effective at the end of 2012, the Cinergy Plan was merged into the RCBP. The balances that Ms. Good and Ms. Janson had under the Cinergy Plan’s “cash balance account” formula at the end of 2012 were credited to their hypothetical accounts under the RCBP. Prior to 2011, the Cinergy Plan also provided benefits under the Traditional Program formula, which provides benefits based on service and FAP (as defined below). Pursuant to a choice program offered to all non-union participants in the Traditional Program formula in 2006, Ms. Janson elected to participate in the Cinergy Plan’s cash balance account formula. Her accrued benefit under the Traditional Program, which is based on service through April 1, 2007, and on pay through December 31, 2016, (with banked vacation taken into account at December 31, 2016) was retained in the plan as well. Ms. Good has always participated in the Cinergy Plan’s cash balance account formula.
Under the Traditional Program, in which Ms. Janson participated prior to April 1, 2007, and which was frozen as of December 31, 2016, each participant earns a benefit under a final average pay formula, which calculates pension benefits based on a participant’s “highest average earnings” and years of plan participation. The Traditional Program benefit is payable following normal retirement at age 65, following early retirement at or after age 50 with three or more years of service (with reduction in the life annuity for commencement before age 62 in accordance with prescribed factors) and at or after age 55 with combined age and service of 85 points (with no reduction in the life annuity for commencement before normal retirement age). Ms. Janson is eligible for an early retirement benefit, the amount of which would not be reduced for early commencement. Payments to Ms. Janson are available in a variety of annuity forms and in the form of a lump sum that is the actuarial equivalent of the benefit payable to her under the Traditional Program.
The Traditional Program benefit formula is the sum of (a), (b), and (c), where (a) is 1.1% of FAP times years of participation (up to a maximum of 35 years); (b) is 0.5% times FAP in excess of monthly Social Security covered compensation times years of participation (up to a maximum of 35 years); and (c) is 1.55% of FAP times years of participation in excess of 35. The benefit under the Traditional Program will not be less than the minimum formula, which is the sum of (x) and (y), where (x) is the lesser of (i) 1.12% of FAP times years of participation (up to a maximum of 35 years) plus 0.5% times FAP in excess of monthly Social Security covered compensation times years of participation (up to a maximum of 35 years), or (ii) 1.163% of FAP times years of participation (up to a maximum of 35 years); and (y) is 1.492% of FAP times years of participation over 35 years. Social Security covered compensation is the average of the Social Security wage bases during the 35 calendar years ending in the year the participant reaches Social Security retirement age.
Under the Traditional Program, as part of the administrative record keeping process established in 1998, creditable service for Ms. Janson and similarly situated employees was established from the beginning of the year of hire. The number of actual years of service by Ms. Janson with us or an affiliated company, established from the beginning of the year of hire, is the same as the number of credited years of service under the RCBP (and the ECBP), and, therefore, no benefit augmentation resulted under the RCBP (and the ECBP) to Ms. Janson as a result of any difference in the number of years of actual and credited service. Ms. Janson’s years of participation under the Traditional Program are frozen as of April 1, 2007.
FAP is the average of the participant’s total pay during the three consecutive years of highest pay from the last ten years of participation at December 31, 2016, (including banked vacation taken into account at December 31, 2016, determined by multiplying the participant’s weeks of unused banked vacation as of December 31, 2016, by the participant’s rate of pay as of December 31, 2016). This is determined, at December 31, 2016, using the three consecutive calendar years or last 36 months of participation that yield the highest FAP. Ms. Janson’s FAP under the Traditional Program is frozen as of December 31, 2016.
Total pay under the Traditional Program includes base salary or wages, overtime pay, shift premiums, work schedule recognition pay, holiday premiums, retirement bank vacation pay, performance lump-sum pay, annual cash incentive plan awards, and annual performance cash awards. Total pay does not include reimbursements or other expense allowances, imputed income, fringe benefits, moving and relocation expenses, deferred compensation, welfare benefits, long-term performance awards, and executive individual incentive awards. The benefit under the Traditional Program is limited by maximum benefits and compensation limits under the Internal Revenue Code.

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Duke Energy Corporation Executive Cash Balance Plan
Ms. Good, Mr. Savoy, Mr. Young, Mr. Jamil, Ms. Janson, and Mr. Ghartey-Tagoe previously earned pay credits under the ECBP, which is a noncontributory, defined benefit retirement plan that is not intended to satisfy the requirements for qualification under Section 401(a) of the Internal Revenue Code. Effective September 30, 2020, the ECBP was frozen with respect to future pay credits, but interest credits continue to be credited on ECBP account balances after September 30, 2020. Prior to this freeze in future benefits, the ECBP generally provided benefits to all employees who participated in the RCBP and whose compensation exceeded the limits under the Internal Revenue Code, including the NEOs listed above. Effective October 1, 2020, each employee who was eligible to earn a benefit under the ECBP as in effect immediately prior to October 1, 2020, became eligible to earn a corresponding benefit under the Executive Savings Plan. Prior to the freeze, benefits earned under the ECBP were attributable to (i) compensation in excess of the annual compensation limit under the Internal Revenue Code that applies to the determination of pay credits under the RCBP; (ii) restoration of benefits in excess of a defined benefit plan maximum annual benefit limit under the Internal Revenue Code that applies to the RCBP; and (iii) supplemental benefits granted to a particular participant. Generally, benefits earned under the RCBP and the ECBP vest upon completion of three years of service, and, with certain exceptions, vested benefits generally become payable upon termination of employment with Duke Energy.
Amounts were credited to a hypothetical account established for Ms. Good under the ECBP pursuant to an amendment that was negotiated in connection with the merger of Cinergy
Corp. and Duke Energy. Ms. Good was not eligible to earn any additional benefits under any nonqualified defined benefit plan (other than future interest credits under the ECBP) until she reached age 62 while still employed with Duke Energy. Upon reaching this threshold in April 2021, Ms. Good became eligible to receive monthly company cash balance contributions under the Executive Savings Plan (rather than under the ECBP, which was frozen in 2020 as previously described).
Present Value Assumptions
Because the pension amounts shown in the Pension Benefits Table on page 66 of this proxy statement are the present values of current accrued retirement benefits, numerous assumptions must be applied. The values are based on the same assumptions as used in our 2023 Form 10-K, except as required by applicable SEC rules. Such assumptions include a 5.40% discount rate and an interest crediting rate of 4.15% for benefits accrued before 2013 and 4.00% for benefits accrued after 2012. The assumed form of payment for the RCBP is that a lump sum will be elected 86% of the time and an annuity (i.e., single life annuity, if single, and 100% joint and survivor annuity, if married) will be elected 14% of the time, and the assumed form of payment under the ECBP is a lump sum. The post-retirement mortality assumption is consistent with that used in our 2023 Form 10-K. Benefits are assumed to commence at age 55 for Ms. Janson, age 62 for Ms. Good, and at age 65 for Mr. Savoy, Mr. Young, Mr. Jamil, and Mr. Ghartey-Tagoe, or the NEO’s current age (if later), and each NEO is assumed to remain employed until that age.

NONQUALIFIED DEFERRED COMPENSATION
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Lynn J. Good	194,344	663,012	704,700	0	7,260,422
Executive Savings Plan
Brian D. Savoy	42,936	144,269	107,066	0	1,169,421
Executive Savings Plan
Steven K. Young	82,084	220,179	455,904	0	3,385,375
Executive Savings Plan
Julia S. Janson	100,552	220,102	601,306	0	3,554,880
Executive Savings Plan
Kodwo Ghartey-Tagoe	69,376	167,141	217,917	0	1,467,526
Executive Savings Plan
Dhiaa M. Jamil	0	117,694	795,712	356,287	6,503,696
Executive Savings Plan

(1)
Includes $90,000; $12,937; $49,374; $47,787; and $41,730 of salary deferrals credited to the plan in 2023 on behalf of Ms. Good, Mr. Savoy, Mr. Young, Ms. Janson, and Mr. Ghartey-Tagoe, respectively, which are included in the salary column of the Summary Compensation Table on page 62 of this proxy statement. Includes $104,344; $29,999; $32,710; $52,765; and $27,646 of STI deferrals earned in 2023 and credited to the plan in 2024 on behalf of Ms. Good, Mr. Savoy, Mr. Young, Ms. Janson, and Mr. Ghartey-Tagoe, respectively, which are included in the Non-Equity Incentive Compensation Plan column of the Summary Compensation Table on page 62 of this proxy statement.

(2)
Includes $234,004; $50,918; $77,710; $77,683; and $58,991 of make-whole matching contribution credits made under the Executive Savings Plan on behalf of Ms. Good, Mr. Savoy, Mr. Young, Ms. Janson, and Mr. Ghartey-Tagoe, respectively, as well as $429,008;

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$93,351; $142,469; $142,419; $108,150; and $117,694 of make-whole cash balance contribution credits on behalf of Ms. Good, Mr. Savoy, Mr. Young, Ms. Janson, Mr. Ghartey-Tagoe, and Mr. Jamil, respectively, all of which are included in the All Other Compensation column of the Summary Compensation Table.
(3)
The aggregate balance as of December 31, 2023, for each NEO includes the following aggregate amount of prior deferrals of base salary and STI, as well as employer make-whole contributions, that were previously earned and reported as compensation on the Summary Compensation Table for the years 2008 through 2022: (i) Ms. Good – $4,889,137; (ii) Mr. Savoy – $198,445; (iii) Mr. Young – $1,418,941; (iv) Ms. Janson – $1,392,892; (v) Mr. Ghartey-Tagoe  – $419,002; and (vi) Mr. Jamil – $3,081,886. These amounts have since been adjusted, pursuant to the terms of the Executive Savings Plan for investment performance (i.e., earnings and losses), deferrals, contributions, and distributions. The aggregate balance as of December 31, 2023, also includes amounts earned in 2023 but credited to the plan in 2024, including the amounts described in footnotes 1 and 2.

Duke Energy Corporation Executive Savings Plan
The Executive Savings Plan generally provides all employees who participate in the Retirement Savings Plan and whose compensation exceeds the limits under the Internal Revenue Code, including the NEOs, with the ability to elect to defer a portion of their base salary and STI compensation. Participants actively employed as of the end of the year also receive a company matching contribution in excess of the contribution limits prescribed by the Internal Revenue Code under the Retirement Savings Plan, which is the 401(k) plan in which the NEOs participate.* In addition, participants also receive monthly company cash balance contributions to the Executive Savings Plan in excess of the contribution limits prescribed by the Internal Revenue Code under the RCBP, which is the pension plan in which the NEOs participate.**
In general, payments are made following termination of employment or death in the form of a lump sum or installments, as selected by the participant. Participants may direct the deemed investment of their account (with certain exceptions) among investment options available under the Retirement Savings Plan, including the Duke Energy Common Stock Fund. Participants may change their investment elections on a daily basis in accordance with the terms of the Executive Savings Plan. The benefits payable under the plan are unfunded and subject to the claims of Duke Energy’s creditors.

*
The Retirement Savings Plan is a tax-qualified “401(k) plan” that provides a means for employees to save for retirement on a tax-favored basis and to receive an employer matching contribution. The employer matching contribution is equal to 100% of the NEO’s before-tax and Roth 401(k) contributions (excluding “catch-up” contributions) with respect to 6% of eligible pay. For this purpose, “eligible pay” includes base salary and STI compensation. Earnings on amounts credited to the Retirement Savings Plan are determined based on the performance of investment funds, including a Duke Energy Common Stock Fund, selected by each participant.

**
The RCBP is a tax-qualified “cash balance” pension plan that provides a hypothetical account for each participant to which pay credits are credited monthly and to which interest credits are also credited. The Executive Savings Plan does not provide for interest credits, but, instead, allows for participants to direct the investment of their cash balance contributions. See the “Pension Benefits” section for a detailed description of the RCBP on page 66 of this proxy statement.

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POTENTIAL PAYMENTS UPON TERMINATION OR
CHANGE IN CONTROL – SEVERANCE PROTECTION
Under certain circumstances, each NEO would be entitled to compensation in the event his or her employment terminates or upon a change in control. The amount of the compensation is contingent upon a variety of factors, including the circumstances under which he or she terminates employment. The relevant agreements that each NEO has entered into with Duke Energy are described below, followed by a table on page 73 of this proxy statement that quantifies the amount that would become payable to each NEO as a result of his or her termination of employment.
Except with respect to Mr. Jamil, who retired from Duke Energy during 2023, the amounts shown assume that such termination was effective as of December 31, 2023, and are merely estimates of the amounts that would be paid to our NEOs upon their termination. The actual amounts to be paid can only be determined at the time of such NEO’s termination of employment.
The table shown on page 73 of this proxy statement does not include certain amounts that have been earned and that are payable without regard to the NEO’s termination of employment. Such amounts, however, are described immediately following the table.
Under each of the compensation arrangements described below for Ms. Good, Mr. Savoy, Mr. Young, Ms. Janson, and
Mr. Ghartey-Tagoe, “change in control” generally means the occurrence of one of the following: (i) the date any person or group becomes the beneficial owner of 30% or more of the combined voting power of Duke Energy’s then outstanding securities; (ii) during any period of two consecutive years, the directors serving at the beginning of such period or who are elected thereafter with the support of not less than two-thirds of those directors cease for any reason other than death, disability, or retirement to constitute at least a majority thereof; (iii) the consummation of a merger, consolidation, reorganization, or similar corporate transaction, which has been approved by the shareholders of Duke Energy, regardless of whether Duke Energy is the surviving company, unless Duke Energy’s outstanding voting securities immediately prior to the transaction continue to represent at least 50% of the combined voting power of the outstanding voting securities of the surviving entity immediately after the transaction; (iv) the consummation of a sale of all or substantially all of the assets of Duke Energy or a complete liquidation or dissolution, which has been approved by the shareholders of Duke Energy; or (v) under certain arrangements, the date of any other event that the Board determines should constitute a change in control.

Employment Agreement with Ms. Good
Effective July 1, 2013, Duke Energy entered into an employment agreement with Ms. Good that contained a three-year initial term and automatically renews for additional one-year periods at the end of the initial term unless either party provides 120 days’ advance notice. In the event of a change in control of Duke Energy, the term automatically extends to a period of two years. Upon a termination of Ms. Good’s employment by Duke Energy without “cause” or by Ms. Good for “good reason” (each as defined below), the following severance payments and benefits would be payable: (i) a lump-sum payment equal to a pro rata amount of her annual bonus for the portion of the year that the termination of employment occurs during which she was employed, determined based on the actual achievement of performance goals; (ii) a lump-sum payment equal to 2.99 times the sum of her annual base salary and target annual bonus opportunity; (iii) continued access to medical and dental benefits for 2.99 years, with monthly amounts relating to Duke Energy’s portion of the costs of such coverage paid by Duke Energy (reduced by coverage provided by future employers, if any) and a lump-sum payment equal to the cost of basic life insurance coverage for 2.99 years; (iv) one year of outplacement services; (v) if termination occurs within 30 days prior to, or two years after a change in control of Duke Energy, vesting in unvested retirement plan benefits that would have vested during the two years following the change in control and a lump-sum payment equal to the maximum contributions and allocations that would have been made or allocated if she had remained employed for an additional 2.99 years; and (vi) 2.99 additional years of vesting with respect to equity awards and an extended period to exercise outstanding vested stock options following termination of employment.
Ms. Good is not entitled to any form of tax gross-up in connection with Sections 280G and 4999 of the Internal Revenue Code. Instead, in the event that the severance payments or benefits otherwise would constitute an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code), the amount of payments or benefits would be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Internal Revenue Code if such reduction would cause Ms. Good to retain an after-tax amount in excess of what would be retained if no reduction were made.
Under Ms. Good’s employment agreement, “cause” generally means, unless cured within 30 days, (i) a material failure by Ms. Good to carry out, or malfeasance or gross insubordination in carrying out, reasonably assigned duties or instructions consistent with her position; (ii) the final conviction of Ms. Good of a felony or crime involving moral

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turpitude; (iii) an egregious act of dishonesty by Ms. Good in connection with employment, or a malicious action by Ms. Good toward the customers or employees of Duke Energy; (iv) a material breach by Ms. Good of Duke Energy’s Code of Business Ethics; or (v) the failure of Ms. Good to cooperate fully with governmental investigations involving Duke Energy. “Good reason,” for this purpose, generally means, unless cured within 30 days, (i) a material reduction in Ms. Good’s annual base salary or target annual bonus opportunity (exclusive of any across-the-board reduction similarly affecting substantially all similarly situated employees); or (ii) a material diminution in Ms. Good’s positions (including status, offices, titles, and reporting relationships), authority, duties or responsibilities or any failure by the Board to nominate Ms. Good for re-election as a member of the Board.
Ms. Good’s employment agreement contains restrictive covenants related to confidentiality, mutual no disparagement, noncompetition, and nonsolicitation obligations. The noncompetition and nonsolicitation obligations survive for two years following her termination of employment.

Other Named Executive Officers
Duke Energy entered into a Change in Control Agreement with Mr. Young effective as of July 1, 2005, which was amended and restated effective as of August 26, 2008, and subsequently amended effective as of January 8, 2011. Duke Energy entered into a Change in Control Agreement with Ms. Janson effective as of December 17, 2012, and with Mr. Savoy and Mr. Ghartey-Tagoe effective as of October 1, 2019. The agreements have an initial term of two years commencing as of the original effective date, after which the agreements automatically extend, unless six months’ prior written notice is provided, on a month-to-month basis.
The Change in Control Agreements provide for payments and benefits to the executive in the event of termination of employment within two years after a “change in control” by Duke Energy without “cause” or by the executive for “good reason” (each as defined below) as follows: (i) a lump-sum cash payment equal to a pro rata amount of the executive’s target bonus for the year in which the termination occurs; (ii) a lump-sum cash payment equal to two times the sum of the executive’s annual base salary and target annual bonus opportunity in effect immediately prior to termination or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting “good reason;” (iii) continued medical, dental, and basic life insurance coverage for a two-year period or a lump-sum cash payment of equivalent value (reduced by coverage obtained by subsequent employers); and (iv) a lump-sum cash payment of the amount Duke Energy would have allocated or contributed to the executive’s qualified and nonqualified defined benefit pension plan and defined contribution savings plan accounts during the two years following the termination date, plus the unvested portion, if any, of the executive’s accounts as of the date of termination that would have vested during the remaining term of the agreement. The agreements also provide for enhanced benefits (i.e., two years of additional vesting) with respect to equity awards.
Under the Change in Control Agreements, each NEO also is entitled to reimbursement of up to $50,000 for the cost of certain legal fees incurred in connection with claims under the agreements. In the event that any of the payments or benefits provided for in the Change in Control Agreement otherwise would constitute an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code), the amount of payments or benefits would be reduced to the maximum level that would not result in excise tax under Section 4999 of the Internal Revenue Code if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made. In the event a NEO becomes entitled to payments and benefits under a Change in Control Agreement, he or she would be subject to a one-year noncompetition and nonsolicitation provision from the date of termination, in addition to certain confidentiality and cooperation provisions.
The Executive Severance Plan provides certain executives, including Mr. Savoy, Mr. Young, Ms. Janson, and Mr. Ghartey-Tagoe with severance payments and benefits upon a termination of employment under certain circumstances. Pursuant to the terms of the Executive Severance Plan, Tier I Participants, which include our NEOs, would be entitled, subject to the execution of a waiver and release of claims, to the following payments and benefits in the event of a termination of employment by (a) Duke Energy other than for “cause” (as defined below), death or disability, or (b) the participant for “good reason” (as defined below): (i) a lump-sum payment equal to a pro rata amount of the participant’s annual bonus for the year that the termination of employment occurs, determined based on the actual achievement of performance goals under the applicable performance-based bonus plan; (ii) a lump-sum payment equal to two times the sum of the participant’s annual base salary and target annual bonus opportunity in effect immediately prior to termination of employment or, if higher, in effect immediately prior to the first occurrence of an event or circumstance constituting “good reason;” (iii) continued access to medical and dental insurance for a two-year period following termination of employment, with monthly amounts relating to Duke Energy’s portion of the costs of such coverage paid to the participant by Duke Energy (reduced by coverage provided to the participant by future employers, if any) and a lump-sum payment equal to the cost of two years of basic life insurance coverage; (iv) one year of outplacement services; and (v) two additional years of vesting with respect to equity awards and an extended period to exercise outstanding vested stock options following termination of employment.
The Executive Severance Plan also provides that, in the event any of the payments or benefits provided for in the Executive Severance Plan otherwise would constitute an “excess parachute payment” (as defined in Section 280G of the

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Internal Revenue Code), the amount of payments or benefits would be reduced to the maximum level that would not result in an excise tax under Section 4999 of the Internal Revenue Code if such reduction would cause the executive to retain an after-tax amount in excess of what would be retained if no reduction were made. In the event a participant becomes entitled to payments and benefits under the Executive Severance Plan, he or she would be subject to certain restrictive covenants, including those related to noncompetition, nonsolicitation, and confidentiality.
Duke Energy has the right to terminate any participant’s participation in the Executive Severance Plan but must provide the participant with one year’s notice and the participant would continue to be eligible for all severance payments and benefits under the Executive Severance Plan during the notice period. Any employee who is eligible for severance payments and benefits under a separate agreement or plan maintained by Duke Energy (such as a Change of Control Agreement) would receive compensation and benefits under such other agreement or plan (and not the Executive Severance Plan).
For purposes of the Change in Control Agreements and the Executive Severance Plan, “cause” generally means, unless cured within 30 days, (i) a material failure by the executive to carry out, or malfeasance or gross insubordination in carrying out, reasonably assigned duties or instructions consistent with the executive’s position; (ii) the final conviction of the executive of a felony or crime involving moral turpitude; (iii) an egregious act of dishonesty by the executive in connection with employment, or a malicious action by the executive toward the customers or employees of Duke Energy; (iv) a material breach by the executive of Duke Energy’s Code of Business Ethics; or (v) the failure of the executive to cooperate fully with governmental investigations involving Duke Energy. “Good reason,” for this purpose, generally means (i) a material reduction in the executive’s annual base salary or target annual bonus opportunity as in effect either immediately prior to the change in control or the termination under the Executive Severance Plan (exclusive of any across-the-board reduction similarly affecting substantially all similarly situated employees); or (ii) a material diminution in the participant’s positions (including status, offices, titles, and reporting relationships), authority, duties, or responsibilities as in effect either immediately prior to the change in control or immediately prior to a Tier I Participant’s termination of employment under the Executive Severance Plan.

Equity Awards – Consequences of Termination of Employment
Each year Duke Energy grants long-term incentives to our executive officers, and the terms of these awards vary somewhat from year to year. The following table summarizes the consequences under Duke Energy’s LTI award agreements, without giving effect to Ms. Good’s employment agreement, the Change in Control Agreements or the Executive Severance Plan, that would generally occur with respect to outstanding equity awards in the event of the termination of employment of Ms. Good, Mr. Savoy, Mr. Young, Ms. Janson, and Mr. Ghartey-Tagoe.

Award Type	Event	Consequences
RSUs	Retirement*	Unvested RSUs prorated and vest
	Voluntary termination**	Unvested RSUs are forfeited
	Death or disability	Unvested RSUs immediately vest
	Change in control	No impact absent termination of employment; immediate vesting of unvested RSUs if involuntarily terminated after a change in control
Performance Share Awards	Retirement* Death & Disability	Prorated portion vests based on actual performance
	Voluntary termination**	Award is forfeited
	Change in Control	No impact absent termination of employment; prorated portion vests based on actual performance if involuntarily terminated after a change in control

*
Age 55 with at least 10 years of service. In the event a member of the Senior Management Committee (including the NEOs) retires on or after age 60 with at least five years of service (a) following the completion of one year of service after the date of grant, RSUs granted after 2021 continue to vest (without proration) and (b) following the completion of at least one year of the performance cycle, performance shares continue to vest (without proration) based on actual performance. In the event a member of the Senior Management Committee (including the NEOs) dies on or after attaining age 60 with at least five years of service and following the completion of at least one year of the performance cycle, performance shares continue to vest (without proration) based on actual performance.

**
Not retirement eligible

72 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR
A CHANGE IN CONTROL – SEVERANCE PROTECTION*
Name and Triggering Event	Cash Severance Payment ($)(1)	Incremental Retirement Plan Benefit ($)(2)	Welfare and Other Benefits ($)(3)	Stock Awards ($)
Lynn J. Good
• Voluntary termination without good reason	0	0	0	30,278,861
• Involuntary or good reason termination under Employment Agreement	12,333,750	0	66,471	33,909,457
• Involuntary or good reason termination after a change in control	12,333,750	2,075,906	66,471	32,750,772
• Death or Disability(4)	0	0	0	33,764,001
Brian D. Savoy
• Voluntary termination without good reason	0	0	0	0
• Involuntary or good reason termination under Executive Severance Plan	2,604,160	0	41,922	4,129,369
• Involuntary or good reason termination after a change in control	2,604,160	429,019	48,092	4,012,633
• Death or Disability(4)	0	0	0	2,579,357
Steven K. Young
• Voluntary termination without good reason	0	0	0	5,508,138
• Involuntary or good reason termination under Executive Severance Plan	3,307,633	0	38,960	6,137,982
• Involuntary or good reason termination after a change in control	3,307,633	548,610	43,906	5,968,840
• Death or Disability(4)	0	0	0	6,153,101
Julia S. Janson
• Voluntary termination without good reason	0	0	0	2,722,405
• Involuntary or good reason termination under Executive Severance Plan	3,201,348	0	38,874	5,749,596
•Involuntary or good reason termination after a change in control	3,201,348	530,541	43,820	5,590,130
• Death or Disability(4)	0	0	0	3,637,927
Kodwo Ghartey-Tagoe
• Voluntary termination without good reason	0	0	0	4,069,424
• Involuntary or good reason termination under Executive Severance Plan	2,800,000	0	38,552	4,561,544
• Involuntary or good reason termination after a change in control	2,800,000	462,312	43,498	4,434,016
• Death or Disability(4)	0	0	0	4,574,356

(1)
The amounts listed under Cash Severance Payment are payable under (i) the terms of Ms. Good’s employment agreement; (ii) the Change in Control Agreements of Mr. Savoy, Mr. Young, Ms. Janson, and Mr. Ghartey-Tagoe; or (iii) the Executive Severance Plan.

(2)
The amounts listed under Incremental Retirement Plan Benefit are payable under the terms of Ms. Good’s employment agreement and the Change in Control Agreements of Mr. Savoy, Mr. Young, Ms. Janson, and Mr. Ghartey-Tagoe. They represent the additional amount that would have been contributed to the RCBP, Retirement Savings Plan, and the Executive Savings Plan in the event the NEO had continued to be employed by Duke Energy for (i) 2.99 years for Ms. Good or (ii) two additional years after the actual date of termination for the other NEOs.

(3)
The amounts listed under Welfare and Other Benefits include the amount that would be paid to each NEO in lieu of providing continued welfare benefits and basic life coverage. This continued coverage represents (i) 2.99 years for Ms. Good or (ii) two years for the other NEOs. In addition to the amounts shown above, access to outplacement services for a period of up to one year after termination will be provided to Ms. Good if terminating under her employment agreement or to any NEO terminating under the Executive Severance Plan.

(4)
In the event of a termination of employment due to long-term disability, because the payment of RSUs would be delayed for an additional six months as required by applicable tax rules, additional dividend equivalent payments would be made in the amount of $145,456; $18,099; $26,796; $25,325; and $20,086 for Ms. Good, Mr. Savoy, Mr. Young, Ms. Janson, and Mr. Ghartey-Tagoe, respectively.

*
Mr. Jamil is not included in the table above because he retired from Duke Energy on June 30, 2023, and, therefore, the amounts payable to him are known. The value of the stock awards to which Mr. Jamil became entitled upon his retirement, which value has been determined based on the assumption that performance shares are earned at the target level, is $5,786,695. As is the case with other employees, he was entitled to accrued and unpaid benefits under Duke Energy’s retirement and deferred compensation plans, as well as a payout for unused vacation.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 73

EXECUTIVE COMPENSATION
Assumptions and Other Considerations
The amounts listed in the table on the previous page have been determined based on a variety of assumptions, including with respect to the limits on qualified retirement plan benefits under the Internal Revenue Code. The actual amounts to be paid out can only be determined at the time of each NEO’s termination of employment. The amounts described in the table do not include compensation to which each NEO would be entitled without regard to his or her termination of employment, including (i) base salary and STI that have been earned but not yet paid; (ii) amounts that have been earned, but not yet paid, under the terms of the plans listed under the Pension Benefits and Nonqualified Deferred Compensation tables; (iii) unused vacation; and (iv) the potential reimbursement of legal fees.
The amounts shown on the previous page do not reflect the fact that, under Ms. Good’s employment agreement and under the Change in Control Agreements that Duke Energy has entered into with Mr. Savoy, Mr. Young, Ms. Janson, and Mr. Ghartey-Tagoe, in the event that payments to any such executive in connection with a change in control otherwise would result in a golden parachute excise tax and lost tax deduction under Sections 280G and 4999 of the Internal Revenue Code, such amounts would be reduced under certain circumstances so that such tax would not apply.
The amounts shown on the previous page with respect to stock awards were calculated based on a variety of assumptions, including the following: (i) the NEO terminated employment on December 31, 2023; (ii) a stock price for Duke Energy common stock equal to $97.04, which was the closing price at the end of 2023; (iii) the continuation of Duke Energy’s dividend at the rate in effect during the first quarter of 2024; and (iv) performance at the target level with respect to performance shares.

74 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
Chief Executive Officer Pay Ratio
As required by SEC rules, we are providing the following information about the ratio of the 2023 annual total compensation of Lynn Good, our CEO, to the annual total compensation of our median employee.
We estimated the median of the 2023 annual total compensation of our employees, excluding our CEO, to be $122,570. The annual total compensation of our CEO, as calculated for the Summary Compensation Table, was $20,559,875. The ratio of the annual total compensation of our CEO to the estimated median of the annual total compensation of our employees was 168 to 1.
To identify the median employee, we reviewed our employee population as of October 31, 2022. We used wages reported in Box 1 of IRS Form W-2 during the ten-month period ending on October 31, 2022, as a consistently applied compensation measure. We did not annualize the wages or make cost of living adjustments. Based on this methodology, we identified a group of employees whose compensation was at the median of the employee data. From this group, we selected an individual who we reasonably believed represented our median employee.
As permitted under SEC rules, we may identify our median employee for purposes of providing pay ratio disclosure once every three years, provided that there has been no change in the employee population or employee compensation arrangements that we reasonably believe would result in a significant change to the 2023 pay ratio disclosure. In accordance with SEC rules, we determined that there were no changes to the employee population or compensation arrangements in 2023 that would be significant to the pay ratio calculation. However, the median employee identified in 2022 was promoted to a higher paying job. In accordance with SEC rules, we have replaced the 2022 median employee with an employee whose compensation is substantially similar.
We calculated the annual total compensation for the new 2023 median employee using the rules applicable to the Summary Compensation Table. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column for 2023 in the Summary Compensation Table on page 62 of this proxy statement.
The pay ratio rules provide companies with flexibility to select the methodology and assumptions used to identify the median employee, calculate the median employee’s compensation and estimate the pay ratio. As a result, our methodology may differ from those used by other companies, which likely will make it very difficult to compare pay ratios with other companies, including those within our industry.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 75

EXECUTIVE COMPENSATION
Pay Versus Performance
The information provided below is mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, which require that we, among other things, report the amount of “compensation actually paid” to our named executive officers. These amounts are calculated in accordance with applicable SEC rules, and do not reflect the actual amount of compensation earned by or paid to our named executive officers during each applicable year.
The guiding principles of our compensation philosophy are that pay should be linked to performance and that the interests of our executives and shareholders should be aligned. Our executive officers participate in incentive plans that contain a variety of performance measures that focus not only on financial performance, but also operational excellence, including measures linked to safety, reliability, customer satisfaction, clean energy, and reportable environmental events. Please refer to the Compensation Discussion and Analysis section in this proxy statement for details regarding how the Compensation and People Development Committee links the compensation paid to our named executive officers to our corporate performance.

Year	Summary Compensation Table Total for CEO	Compensation Actually Paid to CEO(1)	Average Summary Compensation Table Total for Non-CEO NEOs	Average Compensation Actually Paid to Non-CEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:		Net Income (M)(4)	Company- Selected Measure (Adjusted EPS)(5)
					Total Shareholder Return(3)	Peer Group Total Shareholder Return(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$20,559,875	$23,285,912	$4,139,591	$4,014,407	$125	$111	$2,735	$5.56
2022	$21,354,759	$24,000,880	$4,296,518	$4,784,037	$127	$122	$2,444	$5.41
2021	$16,451,236	$27,285,740	$4,347,846	$6,327,212	$125	$121	$3,802	$5.24
2020	$14,544,398	$14,571,950	$3,972,840	$3,731,332	$105	$103	$1,270	$5.12

(1)
Compensation actually paid (“CAP”) was calculated by beginning with the total amount reported in the Summary Compensation Table (the “SCT”) for the applicable year, (i) subtracting the grant date fair value of stock awards reported in the Stock Awards column of the SCT (“Stock Awards”), (ii) subtracting the actuarial present value of the accumulated benefit under defined benefit plans reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column of the SCT (“Change in Pension Value”), (iii) adding the change in fair value of stock awards for the applicable year, and (iv) adding the service cost and prior service cost for all defined benefit plans for the applicable year. Fair value amounts were computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP. The fair value amounts were calculated using our stock price on the last day of each fiscal year or the date of vesting, as applicable, and based upon the probable outcome of applicable performance conditions as of the last day of each fiscal year. The service cost and prior service cost for defined benefit plans were calculated using the same methodology as used for our financial statements under GAAP. Following is a reconciliation of the SCT total and the CAP for the CEO for each of the applicable years. Ms. Good is our CEO for each year reflected in columns (b) and (c).

Chief Executive Officer
Year	SCT Total	Subtract Grant Date Value of Stock Awards Granted Each Year as Disclosed in the SCT	Subtract Change in Pension Value as Disclosed Each Year in the SCT	Add Change in Fair Value of Stock Awards	Add Service and Prior Service Cost for Pension Plans	CAP
2023	$20,559,875	($16,021,168)	($344,770)	$19,069,434	$22,541	$23,285,912
76 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
Chief Executive Officer Change in Fair Value of Stock Awards
Year	Year End Fair Value of Stock Awards Granted in Covered Fiscal Year that Remained Unvested at the end of the Covered Fiscal Year	Year-over-Year Increase or Decrease in Fair Value for Stock Awards Granted in Prior Years that Remained Unvested at the end of the Covered Fiscal Year	Increase or Decrease in Fair Value of Stock Awards Granted in Prior Years that Vested in the Covered Fiscal Year	Adjustments for Stock Awards that Failed to Meet Performance Conditions	Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	Total Change in Fair Value of Stock Awards Included in CAP
2023	$16,436,683	$931,666	$56,111	$0	$1,644,975	$19,069,434
Chief Executive Officer Pension Plan Adjustment
Year	Service Cost	Prior Service Cost	Total Service and Prior Service Cost Included in CAP
2023	$22,541	$0	$22,541

(2)
CAP for the other named executive officers was calculated in the same manner as described above for the CEO, except the amounts were averaged for each year. Following is a reconciliation of the average SCT total and the average CAP for the named executive officers, other than the CEO. The names of each of our named executive officers (excluding Ms. Good) included for purposes of calculating the average amounts in columns (d) and (e) for each applicable year are as follows: (i) for 2023, Brian D. Savoy, Steven K. Young, Julia S. Janson, Kodwo Ghartey-Tagoe, and Dhiaa M. Jamil; (ii) for 2022, Brian D. Savoy, Steven K. Young, Dhiaa M. Jamil, Julia S. Janson, and Kodwo Ghartey-Tagoe; (iii) for 2021, Steven K. Young, Dhiaa M. Jamil, Julia S. Janson, and Kodwo Ghartey-Tagoe; and (iv) for 2020, Steven K. Young, Dhiaa M. Jamil, Julia S. Janson, Douglas F Esamann, and Melissa H. Anderson.

Other Named Executive Officers
Year	Average SCT Total	Subtract Grant Date Value of Stock Awards Granted Each Year as Disclosed in the SCT	Subtract Change in Pension Value as Disclosed Each Year in the SCT	Add Average Change in Fair Value of Stock Awards	Add Average Service and Prior Service Cost for Pension Plans	Average CAP
2023	$4,139,591	($2,695,385)	($97,098)	$2,645,556	$21,743	$4,014,407
Other Named Executive Officers Average Change in Fair Value of Stock Awards
Year	Year End Fair Value of Stock Awards Granted in Covered Fiscal Year that Remained Unvested at the end of the Covered Fiscal Year	Year-over-Year Increase or Decrease in Fair Value for Stock Awards Granted in Prior Years that Remained Unvested at the end of the Covered Fiscal Year	Increase or Decrease in Fair Value of Stock Awards Granted in Covered Fiscal Year that Vested in the Covered Fiscal Year	Increase or Decrease in Fair Value of Stock Awards Granted in Prior Years that Vested in the Covered Fiscal Year	Adjustments for Stock Awards that Failed to Meet Performance Conditions	Value of Dividends or other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value	Total Change in Fair Value of Stock Awards Included in CAP
2023	$2,183,005	$153,626	$20,568	($6,212)	$0	$294,568	$2,645,556
Other Named Executive Officers Pension Plan Adjustment
Year	Average Service Cost	Average Prior Service Cost	Total Service and Prior Service Cost Included in CAP
2023	$21,743	$0	$21,743

(3)
Duke Energy TSR represents the cumulative investment return of an initial fixed $100 investment in our common stock on December 31, 2019, assuming reinvestment of all dividends, through the end of the covered fiscal year. The Duke Energy TSR reflected in the table above may not be indicative of future performance. Peer group TSR represents the cumulative investment return of an initial fixed $100 investment in the UTY on December 31, 2019, assuming reinvestment of all dividends, through the end of the covered fiscal year.

(4)
Reflects net income attributable to Duke Energy common stockholders, as reported in our Form 10-K for the applicable year.

(5)
The following table provides a list of the most important financial performance measures used by Duke Energy to link executive compensation actually paid to company performance for the most recently completed fiscal year.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 77

EXECUTIVE COMPENSATION
Most Important Financial Measures
Adjusted EPS
Relative Total Shareholder Return
O&M Expense
Of the goals listed above, we consider adjusted EPS to be the most important financial performance measure (that is not otherwise required to be disclosed in the table) used to link executive compensation actually paid to company performance and therefore include it as the Company-Selected Measure in the table on the previous page. Adjusted EPS is a non-GAAP financial measure that represents basic EPS from continuing operations available to Duke Energy common shareholders, adjusted for the per share impact of special items.
Required Supplemental Graphs Showing Relationship between:
78 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

EXECUTIVE COMPENSATION
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 79

PROPOSAL 4:
AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF DUKE ENERGY CORPORATION TO ELIMINATE SUPERMAJORITY REQUIREMENTS

The Board has unanimously approved, and recommends that shareholders approve, an amendment to the Company’s Certificate of Incorporation, substantially in the form attached to this proxy statement as Appendix A, to eliminate the current requirement in the Certificate of Incorporation for an affirmative vote of the combined voting power of 80% of the outstanding shares of all classes of Duke Energy entitled to vote in the election of directors to approve certain actions.
Background. At each of the 2021, 2018, and 2017 Annual Meetings, the Board recommended that shareholders vote for an amendment to our Certificate of Incorporation to revise the voting requirements for the actions described below from 80% of the outstanding shares of all classes of Duke Energy stock to a simple majority of the outstanding shares of all classes of Duke Energy stock. Despite the Board’s support for this amendment, the proposal failed each time, receiving the support of only approximately 63%, 62%, and 59% of the outstanding shares, respectively. At the 2023 Annual Meeting, Duke Energy’s shareholders voted on a shareholder proposal requesting that our Board take the steps necessary to eliminate this super majority requirement in Duke Energy’s Certificate of Incorporation. The shareholder proposal was approved by a majority of the votes cast. After review and discussion with shareholders, the Corporate Governance Committee and the Board once again has decided to propose this amendment in the hopes that it will receive the affirmative vote of the combined voting power of 80% of the outstanding shares at the 2024 Annual Meeting.
Rationale. The Board recognizes that supermajority requirements are viewed by many corporate governance experts as overly burdensome and not in line with the best principles in corporate governance.
The proposed amendment to the Certificate of Incorporation to eliminate these supermajority requirements is described in more detail below. A draft Certificate of Incorporation containing the text of the proposed amendment is set forth in Appendix A attached hereto.
Certificate of Incorporation. Article Seventh of the Certificate of Incorporation currently requires the affirmative vote of the combined voting power of 80% of the outstanding shares of all classes of Duke Energy to approve, among other things, the following actions:
•
amend the provision that provides for the method to amend the Certificate of Incorporation (Article Seventh);

•
change the number of directors that constitute the Company’s Board (Article Fifth, section (b));

•
change the method by which vacancies resulting from death, resignation, disqualification, removal or other cause can be filled on the Board (Article Fifth, section (d)); and

•
change the method by which directors shall be elected and hold office until the next Annual Meeting (Article Fifth, section (d)).

Upon the approval by our shareholders of the proposed amendment, Article Seventh of our Certificate of Incorporation would be amended as follows, with the proposed deletion stricken through and proposed addition underlined:
“The Corporation reserves the right to supplement, amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware and this Certificate of Incorporation, and all rights conferred upon stockholders, directors and officers herein are granted subject to this reservation. Notwithstanding the foregoing, this ARTICLE SEVENTH and sections (b) and (d) of ARTICLE FIFTH may not be supplemented, amended, altered, changed, or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such supplement, amendment, alteration, change or repeal is approved by the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of stock of all classes of the Corporation entitled to vote generally in the election of directors, voting together as a single class.”
The affirmative vote of holders of at least 80% of the outstanding shares of Duke Energy common stock, the only class of stock outstanding and entitled to vote in the election of directors, is required to approve the amendment to our Certificate of Incorporation described herein. The Board recommends that all shareholders vote in favor of this amendment.

For the Above Reasons the Board of Directors Recommends a Vote “FOR” This Proposal.
80 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

SHAREHOLDER PROPOSALS
Duke Energy received Proposals 5 and 6 from two of our shareholders.
If the proponent of the proposal, or the proponent’s representative, presents the proposal at our Annual Meeting and submits the proposal for a vote, then the proposal will be voted upon. The shareholder proposals and supporting Statements are included exactly as submitted to us by the proponents. The Board recommends voting “AGAINST” Proposals 5 and 6.

PROPOSAL 5:
SHAREHOLDER PROPOSAL REGARDING EXECUTIVES TO RETAIN SIGNIFICANT STOCK

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, holder of at least 50 shares of Duke Energy Corporation common stock, submitted the following proposal:
Proposal 5 – Executives To Retain Significant Stock
Shareholders ask the Board of Directors to adopt a policy requiring the 5 named executive officers (NEOs) to retain a significant percentage of stock acquired through equity pay programs until reaching normal retirement age and to report to shareholders regarding the policy in our Company’s next annual meeting proxy. For the purpose of this policy, normal retirement age would be an age of at least 60 and be determined by our executive pay committee. Shareholders recommend a share retention percentage requirement of 25% of net after-tax shares.
This single unified policy shall prohibit hedging transactions for shares subject to this policy which are not sales but reduce the risk of loss to the executive. Otherwise our directors might be able to avoid the impact of this proposal. This policy shall supplement any other share ownership requirements that have been established for senior executives, and should be implemented without violating current company contractual obligations or the terms of any current pay or benefit plan. The Board is encouraged to obtain waivers of any current pay or benefit plan for senior executives that might delay implementation of this proposal.
Requiring senior executives to hold a significant portion of stock obtained through executive pay plans would focus our executives on our company’s long-term success. A Conference Board Task Force report stated that hold-to-retirement requirements give executives “an ever-growing incentive to focus on long-term stock price performance.”
This proposal topic is all the more important at Duke Energy due to the recent lackluster stock performance. Duke Energy stock has fallen from $105 to $90 in the 10-months after January 2023. Plus Duke Energy price appreciation is not rated good for the next 3-years.
A more rigorous NEO stock retention plan could ultimately improve shareholder value significantly for years into the future.
This proposal is an additional step in improving the corporate governance of Duke Energy.
Duke Energy shareholders took another step toward Duke Energy improving corporate governance in giving 79% support to the 2023 shareholder proposal calling for a simple majority voting standard as opposed to 80% voting standards – absurd when only 65% of Duke shares typically vote.
The next step is for Duke management to put the simple majority vote topic on the ballot for this annual meeting and then obtain an 80% vote from all Duke shares outstanding.
If improved corporate governance increases the market capitalization of Duke by one-fourth of 1% it will result in a $175 million increase in the market capitalization of Duke.
If Duke management spends the lowest possible 6-figure sum to encourage more shareholders to vote in order to obtain the required 80%-approval from all shares outstanding, it would result in an astounding $1750 return for each $1 invested. Does Duke management have another suggestion for a potential $1750 return for each $1 invested?

Please vote yes:
Proposal 5 – Executives To Retain Significant Stock
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 81

PROPOSAL 5:   SHAREHOLDER PROPOSAL REGARDING EXECUTIVES TO RETAIN SIGNIFICANT STOCK
Opposing Statement of the Board of Directors:
Your Board of Directors recommends voting “AGAINST” this proposal.
This proposal is unnecessary and not in the best interest of Duke Energy’s shareholders because Duke Energy already maintains robust stock ownership guidelines with a stock retention requirement that in many ways are more comprehensive than what the proposal requests, only one of our current NEOs would be subject to the proposed policy using a normal retirement age of 60 (as mentioned in the proposal), and the proposal is overly prescriptive and would put Duke Energy at a competitive disadvantage to its peers when recruiting and retaining qualified and talented executives.
Duke Energy already has robust stock ownership requirements for the CEO and executive officers designed to focus the NEOs and other executives on increasing shareholder value and on incentivizing their contribution to our long-term growth and performance. In fact, our existing stock retention requirements in many ways exceed what the proposal is requesting in terms of who they apply to, the percentage of shares required to be retained, and the duration of the stock retention requirements, as demonstrated in the following table and as further described below.

	Requested Retention Requirement	Duke Energy Existing Requirement
Applicable Group	5 NEOs	Approximately 80 executives, including all NEOs
Required Retention %	25% of after-tax shares	50% of after-tax shares (until ownership requirement of 6x salary (CEO), 3x salary (other NEOs), or 1x salary (all other applicable executives) is met)
Retention Period	Until “normal retirement age” of at least age 60, and determined by the executive pay committee	Any age (including beyond age 60)
Although the proposal would only apply the stock retention requirement to our five NEOs, our existing stock ownership requirements apply to approximately 80 executives, including all of our NEOs. Furthermore, the proposal would require that our NEOs retain 25% of their net after-tax shares acquired through equity pay programs, but our existing stock ownership requirements require the retention of at least 50% of net after-tax shares acquired through our equity pay programs, until the applicable stock ownership requirement is met. Also, the proposal would have the retention period extend until “normal retirement age” which the proposals says would be at least age 60 and would be determined by our executive pay committee; whereas our existing stock ownership requirements apply at any age (even beyond age 60) so long as the individual remains employed at the Company. Consequently, because all but one of our NEOs will be age 60 or over at the time of our annual meeting, if we used a normal retirement age of 60 (as mentioned in the proposal), the proposal would only apply to one of our current NEOs, and, importantly, would exclude our current CEO from the requirements.
Our stock ownership requirements are periodically reviewed by the Corporate Governance Committee of the Board of Directors to ensure the long-term focus and appropriate levels of risk-taking by our executive officers while enabling the Company to attract and retain qualified and talented executives. The Board believes that our existing stock ownership requirements, along with other rigorous governance practices, such as a prohibition on short sales and hedging, and a robust “clawback” policy, result in an executive compensation program that appropriately motivates and rewards executives to achieve the Company’s long-term objectives and build sustained stockholder value.
The Company reached out to the proponent to explain why we believe our current stock retention requirements serve the purpose his proposal is seeking and are more comprehensive than what the proposal requests in the ways described above. He was unwilling to withdraw the proposal.

For the Above Reasons the Board of Directors Recommends Voting “AGAINST” this Proposal.
82 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

PROPOSAL 6:
SHAREHOLDER PROPOSAL REGARDING FINANCIAL STATEMENT ASSUMPTIONS AND CLIMATE CHANGE

National Center for Public Policy Research (NCPPR), 2005 Massachusetts Avenue NW, Washington, DC 20036-1030, holder of at least $2,000 of shares of Duke Energy Corporation common stock, submitted the following proposal:
WHEREAS: Many companies have adopted goals including limiting global temperature increase to 1.5° C and reaching net-zero global greenhouse gas (GHG) emissions by 2050.
The International Energy Agency’s (IEA) Net Zero 2050 Roadmap (NZE) offers a normative, not scientific, energy sector path for net zero GHG emissions. The IEA urges no investment in new fossil supply projects to achieve net-zero: “As a share of total energy supply, [fossil fuels] fall from 80% in 2020 to just over 20% in 2050.”1
In line with such assumptions, and similar assumptions included in the IPCC’s report series2 and elsewhere, the Company has a near-term goal to reduce GHG emissions by 50% by 2030 and aims to reach net-zero by 2050.3
The Company brags about “lead[ing] the largest planned coal exit in the country, having retired 7,500 megawatts of coal since 2010.”4 It is “targeting energy from coal to represent less than 5% of its total generation by 2030 and a full exit by 2035….”5 Meanwhile, the Company will have invested more than $2 billion in solar energy by 2024.6
These investment decisions presume the normative IEA NZE is possible and is based on true assumptions, but it is unclear what, if any, analysis the Company has done to protect company assets should NZE prove unsound.
A 2023 study by the Energy Policy Research Foundation (EPRF) found that net zero advocates have misconstrued the IEA’s position on new oil and gas investment, and that the IEA has made questionable assumptions and milestones for NZE about government policies, energy and carbon prices, behavioral changes, economic growth, and technology maturity.7
The EPRF study found, “Oil and gas play irreplaceable roles in modern civilization that are not reproducible with low- carbon alternatives. The attempt to substitute them with inferior, less efficient, energy sources will have enormous micro- and macroeconomic consequences and profound geopolitical implications.”8
NZE advocates speak in terms of fossil fuels as stranded assets, but no consideration has been given to whether the true stranded assets might be the assets spent on expensive renewable energy options based on faulty assumptions. Should the EPRF’s study prove true, our Company stands to lose its renewable energy investments, plus the costs of reverting back to reliable energy sources such as coal. Additionally, it appears that most countries are not really going to outlaw reliable and affordable energy, further making current net-zero stranded-asset theory non-sensical.9
RESOLVED: Shareholders request that the Company’s Board seek an audited report assessing how applying the findings of the Energy Policy Research Foundation and similar studies would affect the assumptions, costs, estimates, and valuations underlying its financial statements, including those related to long-term commodity and carbon prices, remaining asset lives, future asset retirement obligations, capital expenditures and impairments. The Board should obtain and ensure publication of the report by February 2025, at reasonable cost and omitting proprietary information.
1
https://iea.blob.core.windows.net/assets/deebef5d-0c34-4539-9d0c-10b13d840027/NetZeroby2050- ARoadmapfortheGlobalEnergySector_CORR.pdf

2
https://www.ipcc.ch

3
https://www.duke-energy.com/home/products/carbon-reducing- solutions#:~:text=Our%20near%2Dterm%
20goal%20is,reach%20net%2Dzero%20by%202050.

4
https://www.duke-energy.com/home/products/carbon-reducing- solutions#:~:text=Our%20near%2Dterm%
20goal%20is,reach%20net%2Dzero%20by%202050.

5
https://www.duke-energy.com/home/products/carbon-reducing- solutions#:~:text=Our%20near%2Dterm%
20goal%20is,reach%20net%2Dzero%20by%202050.

6
https://www.duke-energy.com/home/products/carbon-reducing- solutions#:~:text=Our%20near%2Dterm%
20goal%20is,reach%20net%2Dzero%20by%202050.

7
https://assets.realclear.com/files/2023/06/2205_a_critical_assessment_of_the_ieas_net_zero_
scenario_esg_and _the_cessation_of_investment_in_
new_oil_and_gas_fields.pdf

8
https://assets.realclear.com/files/2023/06/2205_a_critical_assessment_of_the_ieas_net_zero_
scenario_esg_and _the_cessation_of_investment_in_
new_oil_and_gas_fields.pdf

9
https://www.reuters.com/sustainability/resistance-green-policies-around-europe-2023-08-10/;https://edition.
cnn.com/2023/07/19/china/china-xi-carbon-climate-kerry-intl-hnk/index.html
https://energy.economictimes.
indiatimes.com/news/renewable/indias-ambitious-2070-zero-emission-target- needs-10-trillion-investment/
96512902

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 83

PROPOSAL 6:   SHAREHOLDER PROPOSAL REGARDING FINANCIAL STATEMENT ASSUMPTIONS AND CLIMATE
CHANGE
Opposing Statement of the Board of Directors:
Your Board of Directors recommends voting “AGAINST” this proposal.
The proposal asks us to issue an audited report assessing how reports that question the assumptions made in the International Energy Agency’s (IEA) Net Zero 2050 Roadmap (NZE) would impact Duke Energy’s financials if true. Duke Energy’s senior management and the Board have taken considerable care in analyzing and disclosing the factors that impact the Company’s strategy, which focuses on balancing customer affordability, reliability and decarbonization. In addition to customer impacts, our strategy also, of course, includes assessing the financial and shareholder impacts of such clean energy transition on the Company’s financials. Therefore, the separate, specific report sought by this proposal would be duplicative and of no added value.
The Board believes that the separate report sought by the NCPPR is unnecessary and would be a waste of corporate resources because Duke Energy already analyzes and discloses in great detail the opportunities and challenges presented by, and the financial impacts to the Company of, our clean energy transition strategy, including the contribution of a cost-effective clean energy transition to our earnings base growth, in our public disclosures as well as public regulatory filings. Specifically, our 2022 Climate Report includes extensive analyses of a scenario laying out our path to net-zero. The 2022 Climate Report is our third such report and includes analysis of the impacts to the business as we progress toward our net-zero by 2050 goal for carbon emissions from electricity generation. Importantly, the 2022 Climate Report analyzes the impact to Duke Energy of the NZE IEA’s roadmap to net zero by 2050, including the assumptions made in the IEA NZE roadmap, which is the focus of the Energy Policy Research Foundation (EPRF) report1 that the NCPPR proposal would have us assess. In other words, Duke Energy has already thoughtfully considered the pathway to net zero in great depth in the context of our clean energy transition and this informs our well-reasoned, and balanced pace of change. Additional publicly available reports which include disclosure and analysis of our business strategy, including the clean energy transition, can be found in our 2022 Energy Transition Update report which details our long-term investment plan, our 2021 Sustainable Financing Framework report, and our publicly available integrated resource plans submitted by our operating subsidiaries to their respective state utilities commission.
Duke Energy, as one of the largest energy holding companies in the United States, is well-positioned to play a critical role in providing our customers with more affordable, reliable, and increasingly clean electricity, in an environment where the clean energy economy is expected to grow considerably due to the rapid economic development in our service territories and our customers’ pursuit of decarbonization goals. These customers are looking to Duke Energy to innovate and help develop the technologies and grid infrastructure needed to achieve these goals.
Prior to announcing our most recent climate goals to reduce carbon emissions from electricity generation by 50% from 2005 levels by 2030, and to achieve net-zero emissions by 2050, senior management and the Board undertook extensive review and study of the known and potential challenges to and benefits of pursuing our clean energy transition strategy. Based on this review and study, the Board determined that, our business strategy will drive attractive shareholder returns while meeting customers’ demands for affordable, reliable and clean energy. The implication in NCPPR’s proposal that Duke Energy has not adequately considered the financial impact to the Company of its clean energy transition strategy and the related challenges, including those presented by the IEA NZE, is thus incorrect.
In addition, we continue to make significant progress towards achieving our climate goals. We have reduced carbon emissions from our electric generating fleet by 44% through 2022, while keeping energy affordable and reliable, and are on track to meet our goal of at least a 50% reduction in carbon emissions from electricity generation from 2005 levels by 2030.
Duke Energy welcomes our shareholders’ views and opinions and undertakes extensive, regular shareholder engagement on our strategy. During these engagements, we have received widespread support for our balanced efforts for our strategy from shareholders and customers. Moreover, our strategy is an output of extensive engagements with stakeholders – including our regulators, customers and communities – and reflects those stakeholders’ perspectives. Thus, contrary to the NCPPR proposal’s premise, we believe that our existing disclosures regarding the Company’s approach to its clean energy transition strategy and its impact on our financials, are appropriate and fulsome, and that the report requested by this proposal is unnecessary.

1
Energy Policy Research Foundation, “A Critical Assessment of the IEA’s Net Zero Scenario, ESG, and the Cessation of Investment in New Oil and Gas Fields,” June 2023.

For the Above Reasons the Board of Directors Recommends Voting “AGAINST” this Proposal.
84 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
How can I participate in the Annual Meeting?
Duke Energy’s 2024 Annual Meeting will once again be held exclusively via live webcast. Holders of record of Duke Energy’s common stock as of the close of business on the record date of March 11, 2024, are entitled to participate in, vote at, and submit questions in writing during the Annual Meeting by visiting www.virtualshareholdermeeting.com/DUK2024. To participate in the Annual Meeting via live webcast, you will need the 16-digit control number, which can be found on your Notice, on your proxy card, and on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 1:00 p.m. Eastern time on May 9, 2024. Online check-in will begin at 12:30 p.m. Eastern time. Please allow ample time for the online check-in process. An audio broadcast of the Annual Meeting will be available by phone toll-free at 877.328.2502.

What is the pre-meeting forum and how can I access it?
One of the benefits of holding the Annual Meeting via live webcast is that it allows us to communicate more effectively with you via a pre-meeting forum that you can enter by visiting www.proxyvote.com. On our pre-meeting forum, you can submit questions in writing in advance of the Annual Meeting, and also access copies of our proxy materials. Through the pre-meeting forum, we can respond to more questions than we were able to respond to at previous meetings.

What if I have difficulties accessing the pre-meeting forum or locating my 16-digit control number prior to the day of the Annual Meeting on May 9, 2024?
Prior to the day of the Annual Meeting on May 9, 2024, if you need assistance with your 16-digit control number and you hold your shares in your own name, please call toll-free 866.232.3037 in the United States or 720.358.3640 if calling from outside the United States. If you hold your shares in the name of a bank or brokerage firm, you will need to contact your bank or brokerage firm for assistance with your 16-digit control number.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the live webcast of the Annual Meeting?
If you encounter any difficulties accessing the live webcast of the Annual Meeting during the online check-in process or during the Annual Meeting itself, including any difficulties with your 16-digit control number, please call toll-free
844.976.0738 in the United States or 303.562.9301 if calling from outside the United States, for assistance. Technicians will be ready to assist you beginning at 12:30 p.m. Eastern time with any difficulties.

On what am I voting?
More Information
PROPOSAL 1	Election of directors	Page 14
PROPOSAL 2	Ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2024	Page 42
PROPOSAL 3	Advisory vote to approve Duke Energy’s named executive officer compensation	Page 44
PROPOSAL 4	Amendment to Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority requirements	Page 80
PROPOSAL 5	Shareholder proposal regarding executives to retain significant stock	Page 81
PROPOSAL 6	Shareholder proposal regarding financial statement assumptions and climate change	Page 83
Who can vote?
Holders of record of Duke Energy’s common stock as of the close of business on the record date, March 11, 2024. Each share of Duke Energy common stock has one vote
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 85

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
How do I vote?
By Proxy – Before the Annual Meeting, you can submit a proxy to vote your shares of Duke Energy common stock in one of the following ways:
By Internet	By Phone	By Mailing Your Proxy Card

Visit 24/7 www.proxyvote.com	Call toll-free 24/7 800.690.6903 or by calling the number provided by your broker, bank, or other nominee if your shares are not registered in your name	Vote, sign your proxy card, and mail free of postage
The phone and online voting procedures are designed to confirm your identity, to allow you to give your voting instructions, and to verify that your instructions have been properly recorded. If you wish to vote by phone or online, please follow the instructions that are included on your Notice.
If you mail us your properly completed and signed proxy card or vote by phone or online, your shares of Duke Energy common stock will be voted according to the choices that you specify. If you sign and mail your proxy card without marking any choices, your proxy will be voted:
•
“FOR” the election of all nominees for director;

•
“FOR” the ratification of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2024;

•
“FOR” the advisory vote to approve Duke Energy’s named executive officer compensation;

•
“FOR” the Amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority requirements;

•
“AGAINST” shareholder Proposal 5; and

•
“AGAINST” shareholder Proposal 6.

We do not expect that any other matters will be brought before the Annual Meeting. However, by giving your proxy, you appoint the persons named as proxies as your representatives at the Annual Meeting.
You may vote online up until 11:59 p.m. Eastern time on May 8, 2024, at www.proxyvote.com.

Remotely – You may participate in the Annual Meeting via live webcast and vote online during the Annual Meeting prior to the closing of the polls by visiting www.virtualshareholdermeeting.com/DUK2024.
May I change or revoke my vote?
Yes. You may change your vote or revoke your proxy at any time prior to the Annual Meeting by:
•
notifying Duke Energy’s Corporate Secretary in writing that you are revoking your proxy;

•
providing another signed proxy that is dated after the proxy you wish to revoke;

•
using the phone or online voting procedures; or

•
participating in the Annual Meeting via live webcast and voting online during the Annual Meeting prior to the closing of the polls.

Will my shares be voted if I do not provide my proxy?
It depends on whether you hold your shares in your own name or in the name of a bank or brokerage firm. If you hold your shares directly in your own name, they will not be voted unless you provide a proxy or vote online during the Annual Meeting prior to the closing of the poll. Brokerage firms generally have the authority to vote their customers’ unvoted shares on certain “routine” matters. If your shares are held in the name of a broker, bank, or other nominee, such nominee can vote your shares for the ratification of Deloitte as Duke Energy’s independent registered public accounting firm for 2024 if you do not timely provide your proxy because this matter is considered “routine” under the applicable rules. However, no other items are considered “routine” and may not be voted by your broker without your instruction.

86 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

FREQUENTLY ASKED QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
If I am a participant in the Retirement Savings Plan, how do I vote shares held in my plan account?
If you are a participant in the Retirement Savings Plan, you have the right to provide voting directions to the plan trustee, Fidelity Management Trust Company, by submitting your proxy card for those shares of Duke Energy common stock that are held by the plan and allocated to your account. Plan participant proxies are treated confidentially.
If you elect not to provide voting directions to the plan trustee, the plan trustee will vote the Duke Energy shares allocated to your plan account in the same proportion as those shares held by the plan for which the plan trustee has received voting directions from other plan participants. The plan trustee will follow participants’ voting directions and the plan procedure for voting in the absence of voting directions, unless it determines that to do so would be contrary to the Employee Retirement Income Security Act of 1974.
Because the plan trustee must process voting instructions from participants before the date of the Annual Meeting, you must deliver your instructions no later than May 6, 2024, at 11:59 p.m. Eastern time.

What constitutes a quorum?
As of the record date on March 11, 2024, [•] shares of Duke Energy common stock were issued and outstanding and entitled to vote at the Annual Meeting. In order to conduct the Annual Meeting, a majority of the shares entitled to vote must participate remotely via live webcast or by proxy. This is referred to as a “quorum.” If you submit a properly executed proxy card or vote by phone or online, you will be considered part of the quorum. Abstentions and broker “non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” is not, however, counted as present and entitled to vote for purposes of voting on individual proposals other than ratification of Deloitte as Duke Energy’s independent registered public accounting firm. A broker “non-vote” occurs when a bank, broker, or other nominee who holds shares for another person has not received voting instructions from the owner of the shares and, under NYSE listing standards, does not have discretionary authority to vote on a matter.

Who conducts the proxy solicitation and how much will it cost?
Duke Energy is requesting your proxy for the Annual Meeting and will pay all the costs of requesting shareholder proxies. We hired Georgeson LLC to help us send out the proxy materials and request proxies. The estimated fees for Georgeson’s services are approximately $25,300, plus out-of-pocket expenses, although the amount could be higher depending on the level of services provided by Georgeson. We can request proxies through the mail or personally by phone, fax, or online. We can use directors, officers, and other employees of Duke Energy to request proxies. Directors, officers, and other employees will not receive additional compensation for these services. We will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Duke Energy common stock.

Where can I view the replay of the Annual Meeting webcast and the answers to questions submitted by shareholders in advance of or during the Annual Meeting?
A replay of the Annual Meeting webcast, as well as our answers to questions submitted by shareholders before and during the Annual Meeting, will be available until the release of the proxy statement for the following year at investors.duke-energy.com/news/default.aspx under “05/09/2024 – Annual Meeting of Shareholders.”

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 87

OTHER INFORMATION
Discretionary Voting Authority

As of the date this proxy statement was printed, Duke Energy did not anticipate that any matter other than the proposals included in this proxy statement would be raised at the Annual Meeting. If any other matters are properly presented at the
Annual Meeting, the persons named as proxies will have discretion to vote on those matters according to their best judgment.

Delinquent Section 16(a) Report

Section 16(a) of the Exchange Act requires Duke Energy’s directors and executive officers, and any persons owning more than 10% of Duke Energy’s equity securities, to file with the SEC initial reports of beneficial ownership and certain changes in that beneficial ownership with respect to such equity securities of Duke Energy. We prepare and file these reports on behalf of our directors and executive officers. In 2023, to our knowledge, all Section 16(a) reporting requirements applicable to our directors and executive officers were satisfied in a timely manner.

Related Person Transactions

Related Person Transaction Policy.   The Corporate Governance Committee adopted a Related Person Transaction Policy that sets forth Duke Energy’s procedures for the identification, review, consideration, and approval or prohibition of “related person transactions.” For purposes of our policy only, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are, were, or will be participants and where the related person has a direct or indirect material interest in the transaction. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A “related person” is any executive officer, director, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons. Since January 1, 2023, there have been no related person transactions that were required to be approved under the Company’s related person transaction guidelines or reported under the SEC’s related person transaction rules. In addition, in the ordinary course of business, in 2023, some of our directors and executive officers, their family members, and affiliated entities received electric and natural gas services on the same terms and conditions provided to other customers. Also, the affiliated entities of some of our directors and officers were involved in transactions that were immaterial to the Company. None of these transactions were directly or indirectly material to the associated director, officer, or affiliated entity.
Under the policy, if a transaction has been identified as a possible related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Corporate Governance Committee (or, if Corporate Governance
Committee approval would be inappropriate, to the Board) to approve or prohibit. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction, and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will, on an annual basis, collect information from each director, executive officer, and (to the extent feasible) significant shareholders to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our Codes of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Corporate Governance Committee (or Board) will consider the relevant available facts and circumstances, including but not limited to:
•
the risks, costs, and benefits to us;

•
the impact on a director’s independence if the related person is a director, immediate family member of a director, or an entity with which a director is affiliated;

•
the availability of other sources for comparable services or products; and

•
the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve or prohibit a related person transaction, our Corporate Governance Committee (or Board) must consider, in light of known circumstances, whether the transaction is, or is not, inconsistent with our best interests and those of our shareholders, as our Corporate Governance Committee (or Board) determines in the good faith exercise of its judgment.

88 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

OTHER INFORMATION
Proposals and Business by Shareholders

Proposals Pursuant to Rule 14a-8.   Under the rules of the SEC, if you wish to submit a proposal for inclusion in the proxy statement for Duke Energy’s 2025 Annual Meeting, it must be received by our Corporate Secretary no later than the close of business on November 22, 2024. However, if the date of the 2025 Annual Meeting is more than 30 days before or after the date of the prior year’s annual meeting, then the deadline for submitting any shareholder proposal for inclusion in the proxy materials relating to such Annual Meeting will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such shareholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, including Rule 14a-8.
Shareholder Director Nominations for Inclusion in the 2025 Proxy Statement.   We have adopted a proxy access right to permit, under certain circumstances, a shareholder or a group of shareholders to include in our annual meeting proxy statement director candidates whom they have nominated. If you wish to submit a director nominee for inclusion in the proxy statement for Duke Energy’s 2025 Annual Meeting, your written notice must be received by our Corporate Secretary no earlier than October 23, 2024, and no later than November 22, 2024. Your written notice must comply with the detailed requirements set forth in our By-Laws.
Shareholder Director Nominations and Other Shareholder Proposals for Presentation at the 2025 Annual Meeting Not Included in the 2025 Proxy Statement.   In addition, if you wish to introduce business at our 2025 Annual Meeting (besides the matters described in the Notice), you must send us written notice of the matter. Your written notice must comply with the requirements of Duke Energy’s By-Laws, and must be received by our Corporate Secretary at our principal executive office no earlier than January 9, 2025, and no later than February 8, 2025, unless our Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the prior year’s annual meeting, in which case the written notice must be received not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the Annual Meeting (or, if the first public announcement of the meeting is less than 100 days prior to the date of the meeting, the tenth day following the day on which the meeting is publicly announced). The individuals named as proxy holders for our Annual Meeting will have discretionary authority to vote proxies on matters of which we are not properly notified and also may have discretionary voting authority under other circumstances.
Universal Proxy Rules.   In addition to satisfying the foregoing requirements, including the timing and other requirements, under our By-Laws as summarized above under “Shareholder Director Nominations and Other Shareholder Proposals for Presentation at the 2025 Annual Meeting Not Included in the 2025 Proxy Statement,” to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our Company’s nominees for the 2025 Annual Meeting must also provide notice that sets forth all information required by Rule 14a-19 under the Securities Exchange Act of 1934 to our Corporate Secretary at our principal executive office at the following address: Kodwo Ghartey-Tagoe, Executive Vice President, Chief Legal Officer and Corporate Secretary, Duke Energy Corporation, DEP-10I, P.O. Box 1414, Charlotte, NC 28201-1414.

Householding Information

Duke Energy has adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, a single copy of the annual report and proxy statement is sent to any household at which two or more shareholders reside, unless one of the shareholders at that address notifies us that they wish to receive individual copies. Each shareholder will continue to receive separate proxy cards, and householding will not affect dividend check mailings or InvestorDirect Choice Plan statement mailings in any way.
If you have previously consented, householding will continue until you are notified otherwise or until you notify Broadridge Investor Communication Solutions, Inc. by mail at Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by phone at 866.540.7095. that you wish to receive separate annual reports and proxy statements. You will be removed from the householding program within 30 days of receipt of your notice. If you received a householded mailing this year and you would like to have additional copies of our annual report and proxy statement mailed to you, please submit your request to Broadridge Investor Communication Solutions, Inc. at the number or address listed above. They will promptly send additional copies of the annual report and proxy statement upon receipt of such request.
Many brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 89

OTHER INFORMATION
 Electronic Delivery of the Annual Report and Proxy Materials

If you received a paper version of this year’s proxy materials, please consider signing up for electronic delivery of next year’s proxy materials. Electronic delivery significantly reduces Duke Energy’s printing and postage costs and also reduces our consumption of natural resources. You will be notified immediately by email when next year’s annual report and proxy materials are available. Electronic delivery also makes it more convenient for shareholders to vote on issues that affect Duke Energy.
In order to enroll for electronic delivery, go to www.icsdelivery.com/duk and follow the instructions. If you elect to receive your Duke Energy proxy materials electronically, you can still request paper copies by contacting Investor Relations toll-free at 800.488.3853 or by email at shareholder@broadridge.com.

90 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

GLOSSARY OF TERMS
2023 Form 10-K	Annual Report on Form 10-K for the year ended December 31, 2023
AGA	American Gas Association
Annual Meeting	Annual Meeting of Shareholders
ANS	American Nuclear Society
Board	Board of Directors
CDP	Carbon Disclosure Project
CEO	Chief Executive Officer
CERT	Community Emergency Response Team
CFO	Chief Financial Officer
COO	Chief Operating Officer
Cinergy Plan	Cinergy Corp. Non-Union Employees’ Pension Plan
Deloitte	Deloitte & Touche LLP
Directors’ Savings Plan	Duke Energy Corporation Directors’ Savings Plan
Duke Energy or the Company	Duke Energy Corporation
Duke Energy Progress	Duke Energy Progress, LLC
Duke Energy Carolinas	Duke Energy Carolinas, LLC
ECBP	Duke Energy Executive Cash Balance Plan
EEI	Edison Electric Institute
ESCC	Electricity Subsector Coordinating Council
EPS	Earnings Per Share
Exchange Act	Securities Exchange Act of 1934, as amended
Executive Savings Plan	Duke Energy Corporation Executive Savings Plan
FAP	Final Average Monthly Pay
GAAP	Generally Accepted Accounting Principles in the United States
GRI	Global Reporting Initiative
Internal Revenue Code	Internal Revenue Code of 1986
INPO	Institute of Nuclear Power Operations
LDC	Local Distribution Company
LTI	Long-Term Incentive
MW	Megawatt
NCUC	North Carolina Utilities Commission
NEI	Nuclear Energy Institute
NEO	Named Executive Officer
Notice	Notice Regarding the Availability of Proxy Materials
NRC	Nuclear Regulatory Commission
NYSE	New York Stock Exchange
O&M	Operations and Maintenance
OSHA	Occupational Safety and Health Administration
PSCSC	Public Service Commission of South Carolina
pandemic	COVID-19 pandemic
Piedmont	Piedmont Natural Gas Company, Inc.
RCBP	Duke Energy Retirement Cash Balance Plan
Retirement Savings Plan	Duke Energy Retirement Savings Plan
RSU	Restricted Stock Unit
SAR	Stock Appreciation Right
SASB	Sustainability Accounting Standards Board
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
STI	Short-Term Incentive
TCFD	Task Force for Climate-related Disclosures
TDC	Total Direct Compensation
TICR	Total Incident Case Rate
TSR	Total Shareholder Return
Traditional Program	Cinergy Plan’s Traditional Program
UN SDGs	United Nations Sustainable Development Goals
UTY	Philadelphia Utility Index
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 91

APPENDIX A
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF DUKE ENERGY CORPORATION
DUKE ENERGY CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the corporation is Duke Energy Corporation. The name under which the corporation was originally incorporated was Deer Holding Corp. The name of the corporation was changed to Duke Energy Holding Corp. on June 21, 2005. The original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 3, 2005.
2.   This Amended and Restated Certificate of Incorporation, having been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”) and by the approval of the stockholders of the Corporation in accordance with Section 211 of the DGCL, restates and integrates and further amends the provisions of the Amended and Restated Certificate of Incorporation as amended or supplemented heretofore. As so restated and integrated and further amended, the Amended and Restated Certificate of Incorporation (hereinafter, this “Certificate of Incorporation”) reads as follows:
ARTICLE FIRST
Name
The name of the corporation is Duke Energy Corporation.
ARTICLE SECOND
Registered Office
The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.
ARTICLE THIRD
Purpose
The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the DGCL.
ARTICLE FOURTH
Capital Stock
(a)   The aggregate number of shares of stock that the Corporation shall have authority to issue is two billion forty-four million (2,044,000,000) shares, consisting of two billion (2,000,000,000) shares of Common Stock, par value $0.001 per share (the “Common Stock”), and forty-four million (44,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).
(b)   The Board of Directors of the Corporation shall have the full authority permitted by law, at any time and from time to time, to divide the authorized and unissued shares of Preferred Stock into one or more classes or series and, with respect to each such class or series, to determine by resolution or resolutions the number of shares constituting such class or series and the designation of such class or series, the voting powers, if any, of the shares of such class or series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of any such class or series of Preferred Stock to the full extent now or hereafter permitted by the law of the State of Delaware. The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other classes or series at any time outstanding.
(c)   Subject to applicable law and the rights, if any, of the holders of any class or series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors of the Corporation in its discretion shall determine. Nothing in this ARTICLE FOURTH shall limit the power of the Board of Directors to create a class or series of Preferred Stock with dividends the rate of which is calculated by reference to, and the payment of which is concurrent with, dividends on shares of Common Stock.
(d)   In the event of the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, subject to the rights of the holders of any class or series of the Preferred Stock, the net assets of the Corporation available for distribution to stockholders of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their
92 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

APPENDIX A
respective rights and interests. If the assets of the Corporation are not sufficient to pay the amounts, if any, owing to holders of shares of Preferred Stock in full, holders of all shares of Preferred Stock will participate in the distribution of assets ratably in proportion to the full amounts to which they are entitled or in such order or priority, if any, as will have been fixed in the resolution or resolutions providing for the issue of the class or series of Preferred Stock. Neither the merger or consolidation of the Corporation into or with any other corporation, nor a sale, transfer or lease of all or part of its assets, will be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph, except to the extent specifically provided in any certificate of designation for any class or series of Preferred Stock. Nothing in this ARTICLE FOURTH shall limit the power of the Board of Directors to create a class or series of Preferred Stock for which the amount to be distributed upon any liquidation, dissolution or winding up of the Corporation is calculated by reference to, and the payment of which is concurrent with, the amount to be distributed to the holders of shares of Common Stock.
(e)   Except as otherwise required by law, as otherwise provided herein or as otherwise determined by the Board of Directors as to the shares of any class or series of Preferred Stock, the holders of Preferred Stock shall have no voting rights and shall not be entitled to any notice of meetings of stockholders.
(f)   Except as otherwise required by law and subject to the rights of the holders of any class or series of Preferred Stock, with respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of any outstanding shares of Common Stock shall vote together as a class, and every holder of Common Stock shall be entitled to cast thereon one vote in person or by proxy for each share of Common Stock standing in such holder’s name on the books of the Corporation; provided, however, that, except as otherwise required by law, or unless provided in any certificate of designation for any class or series of Preferred Stock, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designations relating to any class or series of Preferred Stock) that relates solely to the terms of one or more outstanding classes or series of Preferred Stock if the holders of such affected class or series are entitled, either separately or together with the holders of one or more other such classes or series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any class or series of Preferred Stock) or pursuant to applicable law. Subject to the rights of the holders of any class or series of Preferred Stock, stockholders of the Corporation shall not have any preemptive rights to subscribe for additional issues of stock of the Corporation and no stockholder will be permitted to cumulate votes at any election of directors.
ARTICLE FIFTH
Board of Directors
(a)   The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
(b)   Except as otherwise fixed by or pursuant to provisions of ARTICLE FOURTH relating to the rights of the holders of any series of Preferred Stock, the number of directors of the Corporation shall not be less than nine (9) nor more than eighteen (18), as may be fixed from time to time by the Board of Directors.
(c)   A director may be removed from office with or without cause; provided, however, that, subject to applicable law, any director elected by the holders of any series of Preferred Stock may be removed without cause only by the holders of a majority of the shares of such series of Preferred Stock.
(d)   Except as otherwise fixed by or pursuant to provisions of ARTICLE FOURTH relating to the rights of the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office until the next succeeding annual meeting of stockholders and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.
(e)   Except as otherwise fixed by or pursuant to provisions of ARTICLE FOURTH relating to the rights of the holders of any series of Preferred Stock, the directors shall be elected by the holders of voting stock and shall hold office until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.
(f)   Election of directors need not be by written ballot unless the By-Laws so provide.
(g)   In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation, and any By-Laws adopted by the stockholders; provided, however, that no By-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such By-Laws had not been adopted.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 93

APPENDIX A
ARTICLE SIXTH
Action by Stockholders; Books of the Corporation
(a)   Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation
(b)   Written Consent.   Certain actions required or permitted to be taken by the stockholders of the Corporation at an annual or special meeting of the stockholders may be effected without a meeting by the written consent of the holders of common stock of the Corporation (a “Consent”), but only if such action is taken in accordance with the provisions of this Article Sixth, the Corporation’s By-laws and applicable law.
(i)   Record Date.   The record date for determining such stockholders entitled to consent to corporate action in writing without a meeting shall be as fixed by the Board of Directors or as otherwise established under this Article Sixth. Any holder of common stock of the Corporation seeking to have the stockholders authorize or take corporate action by Consent shall, by written request addressed to the secretary of the Corporation and delivered to the Corporation’s principal executive offices and signed by holders of record at the time such request is delivered representing at least 20 percent (20%) of the outstanding shares of common stock of the Corporation, request that a record date be fixed for such purpose. The written request must contain the information set forth in paragraph (b)(ii) of this Article Sixth. Following delivery of the request, the Board of Directors shall, by the later of (x) 20 days after delivery of a valid request to set a record date and (y) 5 days after delivery of any information required by the Corporation to determine the validity of the request for a record date or to determine whether the action to which the request relates may be effected by Consent under paragraph (b)(iii) of this Article Sixth, determine the validity of the request and whether the request relates to an action that may be taken by Consent and, if appropriate, adopt a resolution fixing the record date for such purpose. The record date for such purpose shall be no more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors and shall not precede the date such resolution is adopted. If a request complying with the second and third sentences of this paragraph (b)(i) has been delivered to the secretary of the Corporation but no record date has been fixed by the Board of Directors by the date required by the preceding sentence, the record date shall be the first date on which a signed Consent relating to the action taken or proposed to be taken by Consent is delivered to the Corporation in the manner described in paragraph (b)(vi) of this Article Sixth; provided that, if prior action by the Board of Directors is required under the provisions of Delaware law, the record date shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.
(ii)   Request Requirements.   Any request required by paragraph (b)(i) of this Article Sixth (a) must be delivered by the holders of record of at least 20% of the outstanding shares of common stock of the, who shall not revoke such request and who shall continue to own not less than 20% of the outstanding shares of common stock of the Corporation through the date of delivery of Consents signed by a sufficient number of stockholders to authorize or take such action; (b) must contain an agreement to solicit Consents in accordance with paragraph (b)(iv) of this Article Sixth, (c) must describe the action proposed to be taken by written consent of stockholders and (d) must contain (1) such information and representations, to the extent applicable, then required by Section 2.03(b) of the Corporation’s By-laws as though such stockholder was intending to propose an amendment to the Corporation’s Restated Certificate of Incorporation or By-laws or other business to be brought before a meeting of stockholders and (2) the text of the proposed action to be taken (including the text of any resolutions to be adopted by Consent) and (e) must include documentary evidence that the requesting stockholder(s) own in the aggregate not less than 20% of the outstanding shares of common stock of the Corporation as of the date of such written request to the secretary; provided, however, that if the stockholder(s) making the request are not the beneficial owners of the shares representing at least 20% of the outstanding shares of common stock of the Corporation, then to be valid, the request must also include documentary evidence (or, if not simultaneously provided with the request, such documentary evidence must be delivered to the secretary within ten business days after the date on which the request is delivered to the secretary) that the beneficial owners on whose behalf the request is made beneficially own at least 20% of the outstanding shares of common stock of the Corporation as of the date on which such request is delivered to the secretary. If the action proposes to elect directors by written consent, the written request for a record date must also contain the information required by Section 3.03 of the Corporation’s By-laws. The Corporation may require the stockholder(s) submitting such request to furnish such other information as may be reasonably requested by the Corporation. Any requesting stockholder may revoke his, her or its request at any time by written revocation delivered to the secretary of the Corporation at the Corporation’s principal executive offices. Any disposition by a requesting stockholder of any shares of common stock of the Corporation (or of beneficial ownership of such shares by the beneficial owner on whose behalf the request was made) after the date of the request, shall be deemed a revocation of the request with respect to such shares, and each requesting stockholder and the applicable beneficial owner shall certify to the secretary of the Corporation on the day prior to the record date set for the action by written consent as to whether any such disposition has occurred. If the unrevoked requests represent in the aggregate less than 20% of the outstanding shares of common stock of the Corporation, the Board of Directors, in its discretion, may cancel the action by written consent.
(iii)   Actions Which May Be Taken by Written Consent.   Stockholders are not entitled to act by Consent if (a) the record date request does not comply with this Article Sixth or the Corporation’s By-Laws; (b) the action relates to an item of
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APPENDIX A
business that is not a proper subject for stockholder action under applicable law; (c) the request for a record date for such action is received by the Corporation during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; (d) an identical or substantially similar item of business (as determined by the Board of Directors of the Corporation in its reasonable determination, which determination shall be conclusive and binding on the Corporation and its stockholders, (a “Similar Item”)), was presented at a meeting of stockholders held not more than 12 months before the request is received by the secretary of the Corporation; (e) a Similar Item consisting of the election or removal of directors was presented at a meeting of stockholders held not more than 90 days before the request is received by the secretary of the Corporation (and, for purposes of this clause, the election or removal of directors shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors), (f) a Similar Item is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special stockholders meeting that has been called but not yet held or that is called to be held within 90 days after the request is received by the secretary of the Corporation; or (g) such record date request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934 or other applicable law. For purposes of this paragraph (b)(iii), the nomination, election or removal of directors shall be deemed to be a Similar Item with respect to all actions involving the nomination, election or removal of directors, changing the size of the Board of Directors and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors.
(iv)   Manner of Consent Solicitation.   Holders of common stock of the Corporation may take action by written consent only if Consents are solicited from all holders of common stock of the Corporation entitled to vote on the matter and in accordance with applicable law.
(v)   Date of Consent.   Every Consent purporting to take or authorize the taking of corporate action must bear the date of signature of each stockholder who manually signs the Consent, and no Consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated Consent delivered in the manner required by paragraph (b)(vi) of this Article Sixth and not later than 120 days after the record date, Consents signed by a sufficient number of stockholders to take such action are so delivered to the Corporation.
(vi)   Delivery of Consents.   No Consents may be dated or delivered to the Corporation or its registered office in the State of Delaware until 60 days after the delivery of a valid request to set a record date. Consents must be delivered to the Corporation by delivery to its registered office in the State of Delaware or its principal place of business. Delivery must be made by hand or by certified or registered mail, return receipt requested. The secretary of the Corporation shall provide for the safe-keeping of such Consents and any related revocations and shall promptly designate one or more persons, who shall not be members of the Board of Directors, to serve as inspectors (“Inspectors”) with respect to such Consents. The Inspectors shall promptly conduct a ministerial review of the sufficiency of all Consents and any related revocations and of the validity of the action to be taken by written consent as the secretary of the Corporation deems necessary or appropriate, including, without limitation, whether the stockholders of a number of shares having the requisite voting power to authorize or take the action specified in Consents have given consent. If after such investigation the Inspectors shall determine that the action purported to have been taken is duly authorized by the Consents, that fact shall be certified on the records of the Corporation kept for the purpose of recording the proceedings of meetings of stockholders and the Consents shall be filed in such records. In conducting the investigation required by this section, the Inspectors of the Corporation may, at the expense of the Corporation, retain special legal counsel and any other necessary or appropriate professional advisors as such person or persons may deem necessary or appropriate and, to the fullest extent permitted by law, shall be fully protected in relying in good faith upon the opinion of such counsel or advisors.
(vii)   Effectiveness of Consent.   No action may be taken by the stockholders by Consent except in accordance with this Article Sixth. If the Board of Directors shall determine that any request to fix a record date was not properly made in accordance with, or relates to an action that may not be effected by Consent pursuant to, this Article Sixth, or the stockholder or stockholders seeking to take such action do not otherwise comply with this Article Sixth, then the Board of Directors shall not be required to fix a record date and any such purported action by Consent shall be null and void to the fullest extent permitted by applicable law. No Consent shall be effective until such date as the Inspectors certify to the Corporation that the Consents delivered to the Corporation in accordance with paragraph (vi) of this Article Sixth, represent at least the minimum number of votes that would be necessary to take the corporate action at a meeting at which all shares entitled to vote thereon were present and voted, in accordance with Delaware law and this Certificate of Incorporation.
(viii)   Challenge to Validity of Consent.   Nothing contained in this Article Sixth shall in any way be construed to suggest or imply that the Board of Directors of the Corporation or any stockholder shall not be entitled to contest the validity of any Consent or related revocations, whether before or after such certification by the Inspectors, as the case may be, or to prosecute or defend any litigation with respect thereto.
(ix)   Board-solicited Stockholder Action by Written Consent.   Notwithstanding anything to the contrary set forth above, (x) none of the foregoing provisions of this Article Sixth shall apply to any solicitation of stockholder action by written consent by or at the direction of the Board of Directors and (y) the Board of Directors shall be entitled to solicit stockholder action by written consent in accordance with applicable law.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 95

APPENDIX A
ARTICLE SEVENTH
Amendment of Certificate of Incorporation
The Corporation reserves the right to supplement, amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware and this Certificate of Incorporation, and all rights conferred upon stockholders, directors and officers herein are granted subject to this reservation. Notwithstanding the foregoing, this ARTICLE SEVENTH and sections (b) and (d) of ARTICLE FIFTH may not be supplemented, amended, altered, changed, or repealed in any respect, nor may any provision inconsistent therewith be adopted, unless such supplement, amendment, alteration, change or repeal is approved by the affirmative vote of the holders of ~~at least 80%~~ a majority of the combined voting power of the then outstanding shares of stock of all classes of the Corporation entitled to vote generally in the election of directors, voting together as a single class.
ARTICLE EIGHTH
Amendment of By-Laws
In furtherance and not in limitation of the powers conferred upon it by law, the Board of Directors of the Corporation is expressly authorized to adopt, repeal, alter or amend the By-Laws of the Corporation. No By-Laws may be adopted, repealed, altered or amended in any manner that would be inconsistent with this Amended and Restated Certificate of Incorporation (as it may be adopted, repealed, altered or amended from time to time in accordance with ARTICLE SEVENTH).
ARTICLE NINTH
Limitation of Liability
Except to the extent elimination or limitation of liability is not permitted by applicable law, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty in such capacity. Any repeal or modification of this ARTICLE NINTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
ARTICLE TENTH
Liability of Stockholders
The holders of the capital stock of the Corporation shall not be personally liable for the payment of the Corporation’s debts, and the private property of the holders of the capital stock of the Corporation shall not be subject to the payment of debts of the Corporation to any extent whatsoever.
ARTICLE ELEVENTH
Effectiveness
This Amended and Restated Certificate of Incorporation is to become effective at [•].
96 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

APPENDIX B
Cautionary Note Regarding Forward-Looking Information
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:
•
The ability to implement our business strategy, including our carbon emission reduction goals;

•
State, federal, and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;

•
The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;

•
The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations, asset retirement and construction costs related to carbon emissions reductions, and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;

•
The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;

•
The impact of extraordinary external events, such as the pandemic health event resulting from COVID-19, and their collateral consequences, including the disruption of global supply chains or the economic activity in our service territories;

•
Costs and effects of legal and administrative proceedings, settlements, investigations, and claims;

•
Industrial, commercial, and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy, reduced customer usage due to cost pressures from inflation or fuel costs, and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts, natural gas building and appliance electrification, and use of alternative energy sources, such as self-generation and distributed generation technologies;

•
Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures, natural gas electrification, and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in a reduced number of customers, excess generation resources, as well as stranded costs;

•
Advancements in technology;

•
Additional competition in electric and natural gas markets and continued industry consolidation;

•
The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes, and tornadoes, including extreme weather associated with climate change;

•
Changing investor, customer and other stakeholder expectations and demands, including heightened emphasis on environmental, social, and governance concerns and costs related thereto;

•
The ability to successfully operate electric generating facilities and deliver electricity to customers, including direct or indirect effects to the Company resulting from an incident that affects the United States electric grid or generating resources;

•
Operational interruptions to our natural gas distribution and transmission activities;

•
The availability of adequate interstate pipeline transportation capacity and natural gas supply;

•
The impact on facilities and business from a terrorist or other attack, war, vandalism, cybersecurity threats, data security breaches, operational events, information technology failures, or other catastrophic events, such as fires, explosions, pandemic health events, or other similar occurrences;

•
The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;

•
The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;

•
The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions, an individual utility’s generation mix, and general market and economic conditions;

BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 97

APPENDIX B
•
Credit ratings of the Company and its subsidiaries may be different from what is expected;

•
Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;

•
Construction and development risks associated with the completion of the Company’s and its subsidiaries’ capital investment projects, including risks related to financing, timing and receipt of necessary regulatory approvals, obtaining and complying with terms of permits, meeting construction budgets and schedules, and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;

•
Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;

•
The ability to control operation and maintenance costs;

•
The level of creditworthiness of counterparties to transactions;

•
The ability to obtain adequate insurance at acceptable costs;

•
Employee workforce factors, including the potential inability to attract and retain key personnel;

•
The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);

•
The performance of projects undertaken by our businesses and the success of efforts to invest in and develop new opportunities;

•
The effect of accounting and reporting pronouncements issued periodically by accounting standard-setting bodies and the SEC;

•
The impact of United States tax legislation to our financial condition, results of operations or cash flows and our credit ratings;

•
The impacts from potential impairments of goodwill or equity method investment carrying values;

•
Asset or business acquisitions and dispositions, may not yield the anticipated benefits; and

•
The actions of activist shareholders could disrupt our operations, impact our ability to execute on our business strategy, or cause fluctuations in the trading price of our common stock.

Additional risks and uncertainties are identified and discussed in the Company’s and its subsidiaries’ reports filed with the SEC and available at the SEC’s website at www.sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and Duke Energy expressly disclaims an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
98 DUKE ENERGY 2024 PROXY STATEMENT	BUILDING A SMARTER ENERGY FUTURE®

APPENDIX C
Non-GAAP Financial Measures
Adjusted Earnings per Share (EPS)
The materials include a discussion of adjusted EPS. The non-GAAP financial measure, adjusted EPS, represents basic EPS available to Duke Energy Corporation common stockholders (GAAP reported EPS), adjusted for the per share impact of special items. Special items represent certain charges and credits, which management believes are not indicative of Duke Energy’s ongoing performance.
Management believes the presentation of adjusted EPS provides useful information to investors, as it provides them with an additional relevant comparison of Duke Energy’s performance across periods. Management uses this non-GAAP financial measure for planning and forecasting and for reporting financial results to the Duke Energy Board of Directors, employees, stockholders, analysts and investors. Adjusted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measure for adjusted EPS is reported basic EPS available to Duke Energy Corporation common stockholders.
Adjusted EPS Guidance
The materials reference the long-term range of annual growth of 5%-7% through 2028 off the midpoint of 2024 adjusted EPS guidance range of $5.98. In addition, the materials include a reference to the original forecasted 2023 adjusted EPS guidance range of $5.55 to $5.75, with a midpoint of $5.65. Forecasted adjusted EPS is a non-GAAP financial measure as it represents basic EPS from continuing operations available to Duke Energy Corporation common stockholders (GAAP reported EPS), adjusted for the per share impact of special items. Special items represent certain charges and credits, which management believes are not indicative of Duke Energy’s ongoing performance.
Due to the forward-looking nature of this non-GAAP financial measure for future periods, information to reconcile it to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods, such as legal settlements, the impact of regulatory orders or asset impairments.
BUILDING A SMARTER ENERGY FUTURE®	DUKE ENERGY 2024 PROXY STATEMENT 99

ACCELERATING TOWARD A **CLEAN ENERGY FUTURE**

Here's how we're taking action for our communities, while keeping energy affordable and reliable.

BOOSTING RENEWABLES

30,000 MW of renewable energy by 2035

30,000 MW of energy storage by 2050

Renewables 40% or more of our energy mix by 2050

SMARTER GRID

$70 billion over the next ten years to modernize and harden the grid.

Six different long duration energy storage pilots underway.

10 gigawatts of battery storage capacity by 2035.

INNOVATIVE TECHNOLOGIES

CH_4 Advancements in emission monitoring

Advocating for new, zero-emission technologies such as:

- Advanced nuclear
- Hydrogen
- Battery Storage

MAINTAINING CRITICAL SUPPORT

Pursuing subsequent license renewals for carbon-free nuclear

Leveraging the benefits of **RELIABLE NATURAL GAS** to support emission reductions and more renewables

*Net-zero emissions by 2050 including **Scope 1** carbon emissions from electric generation, **Scope 2** and certain **Scope 3** emissions.*

Decarbonizing for our communities

DUKE ENERGY CORPORATION DEP-10I P.O. BOX 1414 CHARLOTTE, NC 28201-1414 VOTE BY INTERNET Before the Annual Meeting of Shareholders (Annual Meeting) - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern time on May 8, 2024. Have your proxy card available when you access the website and follow the instructions to obtain your records and to create a voting instruction form. During the Annual Meeting - Go to www.virtualshareholdermeeting.com/DUK2024 You may participate in the Annual Meeting via live webcast and vote online during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1.800.690.6903 Use any touch-tone phone to transmit your voting instructions up until 11:59 p.m. Eastern time on May 8, 2024. Have your proxy card available when you call and follow the instructions. VOTE BY MAIL Mark, sign, and date this proxy card, and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 so that it is received by May 8, 2024. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via email or the Internet. To sign-up for electronic delivery, please follow the instructions above to vote by Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V32770-P05299-Z86926 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DUKE ENERGY CORPORATION The Board of Directors recommends a vote "FOR" all Director nominees. 1. Election of directors: Nominees: For Against Abstain 1a. Derrick Burks 1b. Annette K. Clayton 1c. Theodore F. Craver, Jr. 1d. Robert M. Davis 1e. Caroline Dorsa 1f. W. Roy Dunbar 1g. Nicholas C. Fanandakis 1h. Lynn J. Good 1i. John T. Herron 1j. Idalene F. Kesner 1k. E. Marie McKee 1l. Michael J. Pacilio 1m. Thomas E. Skains 1n. William E. Webster, Jr. Management Proposals The Board of Directors recommends a vote "FOR" Proposals 2, 3, and 4. For Against Abstain 2. Ratification of Deloitte & Touche LLP as Duke Energy's independent registered public accounting firm for 2024 3. Advisory vote to approve Duke Energy's named executive officer compensation 4. Amendment to the Amended and Restated Certificate of Incorporation of Duke Energy Corporation to eliminate supermajority requirements Shareholder Proposals The Board of Directors recommends a vote "AGAINST" Proposals 5 and 6. For Against Abstain 5. Shareholder proposal regarding executives to retain significant stock 6. Shareholder proposal regarding financial statement assumptions and climate change Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. DUKE ENERGY CORPORATION Annual Meeting of Shareholders May 9, 2024, at 1:00 p.m. Eastern time PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoint(s) Lynn J. Good, Brian D. Savoy, and Kodwo Ghartey-Tagoe, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of common stock of Duke Energy Corporation (Duke Energy) of the undersigned at the Annual Meeting of Shareholders (Annual Meeting) to be held via live webcast, on May 9, 2024, and at any adjournment thereof, upon all subjects that may come before the Annual Meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card. If no directions are given, the individuals designated above will vote "FOR" the election of all director nominees under Proposal 1, "FOR" Proposals 2, 3, and 4, and vote "AGAINST" Proposals 5 and 6, and at their discretion on any other matter that may come before the Annual Meeting. Phone and online voting cutoff is
11:59 p.m. Eastern time on May 8, 2024, except as described below. This instruction and proxy card is also solicited by the Board of Directors of Duke Energy for use at the Annual Meeting on May 9, 2024, by persons who participate in the Duke Energy Retirement Savings Plan (Plan). Phone and online voting cutoff for participants in the Plan is 11:59 p.m. Eastern time on May 6, 2024. By signing this instruction and proxy card or by voting by phone or online, the undersigned hereby directs Fidelity Management Trust Company, as Trustee for the Plan, to vote, as designated herein, all shares of Duke Energy common stock with respect to which the undersigned is entitled to direct the Trustee as to voting under the Plan at the Annual Meeting to be held on May 9, 2024, and at any and all adjournments thereof. The Trustee is also authorized to vote such shares in connection with the transaction of such other business as may properly come before the Annual Meeting and any and all adjournments thereof. If no directions are given, the shares of Duke Energy common stock allocated to the undersigned's account will be voted by the Trustee in the same proportion as shares held by the Plan for which the Trustee has received voting directions from other participants in the Plan, unless the Trustee determines that to do so would be contrary to the Employee Retirement Income Security Act of 1974, as amended.